                                                          Exhibit 10.5.1

                          ENGINEERING, PROCUREMENT AND
                              CONSTRUCTION CONTRACT

                              DATED 23 AUGUST 2002

                                 BY AND BETWEEN

                         TUAROPAKI POWER COMPANY LIMITED

                                     "OWNER"

                                       AND

                               ORMAT PACIFIC INC.

                                  "CONTRACTOR"

ARTICLE 1 - DEFINITIONS                                                      2

ARTICLE 2 - EPC CONTRACT DOCUMENTS                                           8

ARTICLE 3 - CONTRACTOR RESPONSIBILITIES                                      9

ARTICLE 4 - OWNER RESPONSIBILITIES                                          14

ARTICLE 5 - NOTICE TO PROCEED                                               18

ARTICLE 6 - COMPENSATION AND PAYMENT                                        21

ARTICLE 7 - SUBSTANTIAL COMPLETION AND FINAL ACCEPTANCE                     26

ARTICLE 8 - CHANGES IN THE WORK                                             30

ARTICLE 9 - ACCESS AND REVIEW BY OWNER                                      32

ARTICLE 10 - TESTING                                                        35

ARTICLE 11 - WARRANTIES                                                     36

ARTICLE 12 - REMEDIES                                                       41

ARTICLE 13 - SECURITIES                                                     45

ARTICLE 14 - CARE OF THE WORK; TITLE                                        47

ARTICLE 15 - INSURANCE                                                      48

ARTICLE 16 - DISPUTE RESOLUTION                                             52

ARTICLE 17 - INDEMNIFICATION                                                54

ARTICLE 18 - ASSIGNMENT                                                     56

ARTICLE 19 - SUBCONTRACTORS                                                 57

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ARTICLE 20 - SUSPENSION                                                     58

ARTICLE 21 - TERMINATION                                                    61

ARTICLE 22 - FORCE MAJEURE                                                  64

ARTICLE 23 - CONFIDENTIALITY                                                66

ARTICLE 24 - NOTICES                                                        66

ARTICLE 25 - MISCELLANEOUS                                                  67

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                                LIST OF EXHIBITS

         Exhibit A              Scope of Work

         Exhibit B              Milestone Payment Schedule

         Exhibit C              Drawings and Specifications

         Exhibit D              Tests

         Exhibit E              Ormat Industries Ltd. Guarantee

         Exhibit F              Tuaropaki Trust Guarantee

         Exhibit G              Warranty Procedures

         Exhibit H              Project Schedule

         Exhibit I              Approved Major Subcontractors List

         Exhibit J              Form of Performance Bond

         Exhibit K              Form of Continuity Guarantee for Subcontractors

                                      iii

         This ENGINEERING, PROCUREMENT AND CONSTRUCTION CONTRACT is made and entered into this [ ] th day of August, 2002 by and between Tuaropaki Power
Company Limited, a New Zealand corporation wholly owned by the Tuaropaki Trust with offices at Taupo, New Zealand ("Owner") and Ormat Pacific Inc., a Delaware
corporation acting through its New Zealand branch with offices at Taupo, New
Zealand ("Contractor").

                                    RECITALS

         1. Owner owns and operates a geothermal power plant at Mokai, New
Zealand (Mokai I) using a part of the total geothermal fluid available underlaying the land at Mokai.

         2. Owner holds or will hold rights to use land at Mokai, New Zealand, administered by the Tuaropaki Trust, and to use all of the geothermal resource underlying the land, resource consents and all other associated rights, consents, commitments and facilities necessary for the construction, testing, generation and maintenance of an additional 39 MW net geothermal power plant.

         3. Owner desires Contractor to construct or arrange for the design, engineering, procurement, construction, fabrication, installation, commissioning, start-up and testing of a new 39 MW net geothermal power plant at
Owner's site located in Mokai, New Zealand.

         4. Ormat Industries Ltd. has agreed to design, manufacture and supply certain equipment necessary for the construction of the geothermal power plant under the terms and conditions of the Supply Contract (as defined below) with
Owner entered into contemporaneously with this agreement .

         5. Contractor is willing to supply certain other equipment and perform the services set forth herein, upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained, the parties hereby agree as follows:

ARTICLE 1 - DEFINITIONS

         Unless the context otherwise requires, capitalized terms when used herein shall have the meanings set forth below:

         "ASSETS"

         The rights to access to and use of land at Mokai, New Zealand administered by the Tuaropaki Trust, and to use of the geothermal resource underlying the land and to reinject brine and condensate, resource consents and all other rights, consents, commitments and facilities necessary for the engineering, construction, testing, generation and maintenance of the Project belonging to Owner and/or the Tuaropaki Trust.

         "BBR"

         BBR is defined in Section 6.4.

         "CHANGE IN LAW"

         The enactment, adoption, promulgation, modification or repeal after the date of this EPC Contract of any Law (except regarding taxation) that establishes requirements adversely affecting Contractor's costs or schedule for performing the Work.

         "CHANGE IN THE WORK"

         A variation, requested and agreed in accordance with Article 8, in the design, quality or quantity of the Work specified or required in Exhibit A and including without limitation:

         (a)      additions, omissions, substitutions, alterations in design and changes in quality, form, character, kind, position,
                  dimension, level or line; and

         (b)      changes to any part of the Project Site or access thereto.

         "DESIGN CONDITIONS"

         The design operating conditions for the Project as set forth in Article
1.5 of Exhibit A.

         "DESIGN INFORMATION"

         The specifications, drawings, performance specifications and construction field documents for the Project.

         "DISPUTE"

         Any dispute or difference of any kind whatsoever which shall arise between Owner and Contractor in connection with or arising out of this EPC
Contract (including without limitation any disputes or differences concerning the terms of the Supply Contract) or the carrying out of the Work, including any dispute or difference as to any instruction, order, direction, certificate or valuation by the Owner's Representative, whether during the progress of the Work or after its completion and whether before or after the termination, abandonment or breach of this EPC Contract.

         "DRAWINGS AND SPECIFICATIONS"

         Drawings, technical specifications, system descriptions and start-up and testing procedures prepared and provided by the Contractor, as described in
Exhibits C and D.

         "ELECTRICAL INTERCONNECTION FACILITIES"

         All means required and apparatus installed to interconnect and deliver power from the Project to the Electric Power Distributor as described in Exhibit
C, including, but not limited to, connection, switching, metering, communications, and protection equipment required to protect (1) the Electric
Power Distributor's system and its customers from faults occurring at the
Project and (2) the Project from faults occurring on the Electric Power
Distributor's system or on the systems of others to which the Electric Power
Distributor's system is directly or indirectly connected, including any necessary transmission line(s), and step-up transformer(s).

         "ELECTRIC POWER DISTRIBUTOR"

         The entities selected and designated by Owner to transport and/or receive the electric power generated by the Project.

         "EPC CONTRACT"

         This Engineering, Procurement and Construction Contract together with the Exhibits attached hereto, which shall, taken as a whole, define the rights and obligations of the parties hereunder.

         "EPC CONTRACT PRICE"

         The total firm fixed lump sum price, , payable to Contractor by Owner as set forth in Section 6.1 hereof and as adjusted pursuant to the provisions of this EPC Contract.

         "EQUIPMENT"

         The equipment which are to be provided by Supplier to Owner pursuant to the Supply Contract.

         "FINAL ACCEPTANCE"

         Satisfaction by Contractor or waiver by Owner of the conditions set forth in Section 7.2.

         "FINAL ACCEPTANCE TESTS"

         The Final Acceptance Performance Test and the Reliability Run of the
Project as set forth in Exhibit D hereof.

         "FORCE MAJEURE"

         Force Majeure is defined in Article 22.

         "GEOTHERMAL FLUID"

         The geothermal steam and brine to be supplied at the Geothermal Fluid
Interface Point in accordance with the interface data set forth in Article 1.4 of Exhibit A.

         "GEOTHERMAL FLUID INTERFACE POINT"

         The Geothermal Fluid interface point defined in Article 1.4 of Exhibit
A.

         "GEOTHERMAL FLUID SPECIFICATIONS"

         The specifications for the Geothermal Fluid set forth in Article 1.5 and 1.6.1 and 1.6.2 of Exhibit A.

         "GEOTHERMAL WELL CLEANING PERIOD"

         The period after completion of Owner's vertical discharges of the
Geothermal Fluid production wells for the Project that (a) starts upon the date that the Geothermal Fluid is run through the Project geothermal fluid gathering system, bypassing the power plant, for the initial cleaning of sand, rocks and other debris from the Geothermal Fluid and (b) ends upon the earlier of (i) the declaration of Contractor that the Geothermal Fluid is sufficiently clear of such sand, rock and debris to permit testing and operation of the Project and
(ii) the declaration of the Owner's Representative that the Geothermal Fluid is sufficiently clear of such sand, rocks and debris to permit testing and operation of the Project; provided, that if Contractor disagrees with such declaration, the accuracy of such declaration is confirmed by the results of the impact of the steam separated from such Geothermal Fluid on the target plate installed by Contractor in the steam line of the Project before the inlet to the steam turbine after allowing two (2) days for flushing the inlet piping for the steam turbine.

         "GUARANTEED CAPACITY"

         The level of net electrical generating capacity for the Project guaranteed by Contractor, equal to 39 MW as corrected to the Design Conditions using the correction curves and formulas set forth in Exhibit D, as measured at the high voltage interface point defined in Article 1.4, number 5 of Exhibit A.

         "KW"

         Kilowatts.

         "LAW"

         Statutes, regulations, codes, consents, ordinances, permits, rules, orders, judicial and administrative decisions and interpretations to the extent they have jurisdiction on performance of the Work under this EPC Contract.

         "LENDER"

         Any entity or entities providing construction or permanent debt financing for the Project that is identified by Owner in a written notice to
Contractor in accordance with this EPC Contract.

         "LIBID"

         LIBID is defined in Section 6.4.

         "MILESTONE PAYMENT SCHEDULE"

         The milestone payment schedule for payment of the EPC Contract Price, as set forth in Exhibit B hereto.

         "MOKAI I"

         The existing Mokai geothermal power plant supplied and constructed under the Amended and Restated Supply and EPC Contracts dated December
         15 1997.

         "MW"

         Megawatts.

         "NOTICE TO PROCEED"

         Owner's written notice to Contractor directing Contractor to commence and complete all Work hereunder, as set forth in Article 5.

         "OWNER'S REPRESENTATIVE"

         The person designated by Owner to act as its representative in all respects to this EPC Contract under Section 4.1(k) and having the powers contained in Section 4.2.

          "PROJECT"

         The power production plant and related equipment to be designed, engineered, and constructed by Contractor and its Subcontractors for Owner at
Mokai, New Zealand as set forth herein.

         "PROJECT SCHEDULE"

         The completion schedule for the Project as set forth in Exhibit H, as it may be amended from time to time as set forth in Section 3.1(k).

         "PROJECT SITE"

         The site on which the Project will be located, which is on land held and administered by the Tuaropaki Trust in Mokai, New Zealand for its beneficial owners, and as is more specifically described in Article 1.2 of Exhibit A.

         "SCHEDULED FINAL ACCEPTANCE DATE"

         The date by which the Project is required to achieve Final Acceptance, which shall be the later of (a) ninety seven (97) days from Substantial
Completion or deemed Substantial Completion, according to the case, and (b) such later date as may be established in accordance with Section 5.3 and 5.4.

         "SCHEDULED SUBSTANTIAL COMPLETION DATE"

         The later of (a) nineteen (19) months from the Notice to Proceed, and
(b) such later date as may be established in accordance with Section 5.4.

         "SUBCONTRACTOR"

         Any party (other than Contractor's employees) engaged by Contractor to perform any of the services or supply any item of goods or material pursuant to this EPC Contract.

         "SUBSTANTIAL COMPLETION"

         Satisfaction by Contractor or waiver by Owner of all of the conditions set forth in Section 7.1.

         "SUPPLIER"

         Ormat Industries Ltd., an Israeli corporation.

         "SUPPLY CONTRACT"

         The Supply Contract of even date herewith, together with the Exhibits attached thereto, by and between Supplier and Owner, as the same may be amended from time to time, under which, among other things, Supplier is providing the
Equipment and services to Owner for use in connection with the development, construction, start-up, testing, commissioning and completion of the Project.

         "WORK"

         Material, goods and services which are the responsibility of Contractor under this EPC Contract.

ARTICLE 2 - EPC CONTRACT DOCUMENTS

         2.1      DOCUMENTS INCLUDED

         This EPC Contract shall include the documents listed below, which are hereby incorporated herein by reference.

                    Exhibit A             Scope of Work

                    Exhibit B             Milestone Payment Schedule

                    Exhibit C             Drawings and Specifications

                    Exhibit D             Tests

                    Exhibit E             Ormat Industries Ltd. Guarantee

                    Exhibit F             Tuaropaki Trust Guarantee

                    Exhibit G             Warranty Procedures

                    Exhibit H             Project Schedule

                    Exhibit I             Approved Major Subcontractor List

                    Exhibit J1 &J2        Form of Performance Bonds

                    Exhibit K             Form of Continuity Guarantee for
                                          Subcontractors

         2.2      CONFLICTS

         In the event of any conflict between the text of this EPC Contract and any of the Exhibits listed in Section 2.1, the text hereof shall govern.

ARTICLE 3 - CONTRACTOR RESPONSIBILITIES

         3.1      GENERAL RESPONSIBILITIES

         In order for Contractor to complete the Work, except as provided elsewhere in this EPC Contract, Contractor shall:

                  (a) Perform, or cause to be performed the Work, including
labour, materials, tools, supplies, equipment, transportation, engineering, insurance, technical services and other services necessary and required to satisfactorily design (including the specification of the Equipment and all other goods, materials and plant to be incorporated in the Project), engineer, procure, construct, install, commission, start up and test the Project, all in accordance with the requirements of Exhibit A.

                  (b) Provide supervisory personnel necessary for commissioning, start-up and performance testing of the Project as described herein.

                  (c) Prosecute the Work continuously and diligently in
accordance with the Project Schedule, using qualified and competent personnel, and complete the Work in accordance with good engineering practice and prudent electrical and mechanical engineering and in accordance with the provisions of this EPC Contract.

                  (d) Monitor on behalf of Owner as authorized in the Supply
Contract the manufacture and delivery of the Equipment by Supplier, arrange for complete handling of all goods and material supplied under this EPC Contract and for the Equipment after delivery under the Supply Contract including, but not limited to inspection, expediting, shipping, unloading, receiving, customs clearance and customs claims. In connection herewith, Owner hereby grants to
Contractor the authority to administer the Supply Contract and to enforce
Supplier's obligations there under, and Contractor shall administer the Supply
Contract in the same way as if the Supplier was a Subcontractor.

                  (e) Commission, start-up and performance test the Project in accordance with the acceptance and performance tests herein and in Exhibit D hereto. Any after-tax revenue received from the sale of electricity shall be divided equally between Owner and Contractor (and shall be paid by Owner to
Contractor within 10 (ten) days of Owner's receipt of such revenue) until the earlier of the Scheduled Final Acceptance Date and Final Acceptance, when all revenues shall be for the account of Owner.

                  (f) Designate a project manager who will have full
responsibility to oversee prosecution of the Work and to act as a single point of contact with Owner in all matters on behalf of Contractor. Owner may require replacement of Contractor's project manager on reasonable grounds which shall be described to Contractor.

                  (g) Comply in all material respects with the standards
described in Exhibits A or C and with all applicable Laws, relating to the
Project and the performance of the Work.

                  (h) Procure the building consent for the Project and comply in all material respects with such building consent and such other applicable consents and

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permits relating to the Project and the performance of the Work obtained by
Owner in accordance with Section 4.1(c).

                  (i) Provide temporary construction materials, equipment and supplies necessary for operation and maintenance of the Project until Final
Acceptance and replace any spare parts used during the construction, start-up, testing and operation and maintenance of the Project until achievement of Final
Acceptance.

                  (j) Pay for construction utilities ( electricity only)
required to achieve Substantial Completion except for initial connection and disconnection costs.

                  (k) Amend and update the Project Schedule from time to time, as Contractor deems reasonably necessary or when requested by the Owner's
Representative after the occurrence of a material deviation from the Project
Schedule.

                  (l) Clear the Project Site of temporary structures, surplus materials and tools upon completion of field work.

                  (m) Train up to 16 (sixteen) operating and maintenance
personnel, of whom up to 3 (three) are senior personnel, designated by Owner at the Project Site during the commissioning and start-up phase of the Project construction. Such training shall be in conjunction with the normal commissioning and start-up activities employed by Contractor. Each person designated for training by Owner shall be a qualified technician and said trainees shall not be deemed employees or Subcontractors of Contractor.

                  (n) Use effective quality assurance programs in performing the
Work.

                  (o) Prepare detailed monthly progress reports on progress of the Work for the period ended on the last day of the previous month to Owner as reasonably required by Lender or Owner.

                  (p) Provide special tools, and operating and commissioning supplies which are required for commissioning, start-up, and performance testing of the Project until Final Acceptance.

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                  (q) Provide at least 2 (two) copies of job books, operation and maintenance manuals (which shall incorporate manuals of the Equipment), operating data and detailed as-built Drawings and Specifications to Owner prior to Final Acceptance.

                  (r) Exercise, in the design and specification of the Work and the specification of the Equipment, the skill and care to be expected of a qualified and competent turnkey contractor experienced in work of similar nature and scope as the Work.

                  (s) Design, install, construct, commission, test and complete the Work using proven up to date good practices which are consistent with the provisions of the Supply Contract and this EPC Contract.

         3.2      EMERGENCIES

         In emergencies affecting the safety or protection of persons or the
Work, Contractor, without special instruction or authorization from Owner, may take all reasonable actions to prevent such threatened damage, injury, or loss.
This provision is not intended to limit Contractor's rights under any other provisions hereof, including, without limitation, Article 8 hereof.

         3.3      HEALTH AND SAFETY IN EMPLOYMENT ACT ("HSEA")

                  3.3.1 Contractor warrants to Owner that during Contractor's activity on the Project Site, up to and including Final Acceptance, Contractor shall take all practical steps to ensure that no act or omission:

                           (a) in contravention of the HSEA causes a significant
hazard, harm or serious harm to any employee of Contractor or any person at or in the immediate vicinity of the Project Site; or

                           (b) is a breach of any duty or obligation of
Contractor under the HSEA; or

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                           (c) does or is likely to give rise to the issue of an
improvement or prohibition notice, enforcement proceedings or a prosecution under the HSEA against Owner, Contractor, or the Subcontractor.

The words and phrases used in this clause shall have the same meaning as is ascribed to them in the HSEA.

                  3.3.2 Contractor undertakes that before a Subcontractor
commences work on the Project Site Contractor shall obtain similar warranties as those stated in Subsection 3.3.1 from that Subcontractor in relation to the subcontracted Work.

                  3.3.3 Contractor shall indemnify and keep indemnified Owner from all costs, damages, fines, penalties and expense incurred or suffered by
Owner in respect of any breach of the HSEA and/or conviction or proceedings instigated against Owner pursuant to the HSEA directly or indirectly related to a breach by Contractor of any of the warranties set out in Subsection 3.3.1.

                  3.3.4 If Contractor becomes aware that it is or may be in
breach, or is likely to be in breach of any of the warranties in Subsection
3.3.1 or any Subcontractor is or may be in breach of or is likely to breach the matters set out in the agreement between the Contractor and Subcontractors pursuant to Subsection 3.3.2, then Contractor shall immediately notify Owner of such a breach or anticipated breach and, in relation to any breach or anticipated breach in relation to any of the Work or subcontracted Work,
Contractor shall consult with the Owner's Representative to avoid, remedy or mitigate such breach or anticipated breach.

                  3.3.5 Contractor, pursuant to the warranties given in
Subsection 3.3.1, shall have regard to the contents of the safety programme agreed between Owner and Contractor in accordance with Exhibit A, Article
2.3.5.6. A copy of the agreed safety programme shall be kept at the office of
Contractor.

         3.4      PROJECT REPRESENTATION

         Contractor has reviewed the provisions of the Supply Contract and undertakes to Owner that the combination of the Work and the Equipment are adequate so that the

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Project, when completed in accordance with this EPC Contract, will meet the requirements of Owner set forth in Exhibit A.

ARTICLE 4 - OWNER RESPONSIBILITIES

         4.1      GENERAL RESPONSIBILITIES

         Owner shall, at Owner's cost and expense and not as part of the EPC
Contract Price payable to Contractor:

                  (a) Be responsible for making any and all arrangements for any sale and purchase of electricity to be generated by the Project, and for ensuring that the Electric Power Distributor accepts the connection of the
Project and the delivery of electricity generated by the Project at the high voltage interface point specified in Article 1.4, number 5 of Exhibit A in good time to permit commissioning, start-up, testing and operation of the Project in accordance with the Project Schedule.

                  (b) Arrange for and enter into all necessary agreements for completion of financing for the entire Project with Lender(s) on terms acceptable in all respects to Owner and, in addition, on terms consistent with this EPC Contract.

                  (c) Arrange for and obtain all consents and permits required
(including without limitation all environmental, air, water, zoning, use, construction for any part of the Project, but specifically excluding the building consent) and provide the other items described in Article 3 of Exhibit
A, each in good time as required by Contractor to permit Contractor to proceed with the Work in accordance with the Project Schedule, on terms acceptable to
Owner, and in accordance with the terms of this EPC Contract, and to pay for all fees associated therewith. Without derogating from the aforesaid, Contractor, upon Owner's specific request, will provide all necessary technical information to Owner regarding the Project to aid Owner in its efforts to obtain such consents and permits.

                  (d) Provide the Project Site, including space for all Project construction facilities, lay-down, storage and disposal areas, roads and other means of access to Contractor in good time to permit Contractor to proceed with the Work in accordance with the Project Schedule, after and in accordance with
Contractor notification to Owner

                                       14

of its reasonable requirements regarding amount, weight and dimensions of equipment to be transported and size and layout of the lay down areas.

                  (e) Obtain all consents, way leaves and approvals in
connection with the regulations and by-laws of any local or other authority which are applicable to the Work on the Project Site in good time to permit
Contractor to proceed with the Work in accordance with the Project Schedule, on terms acceptable to Owner, and in accordance with the terms of this EPC
Contract.

                  (f) Obtain and provide all other lands, easements, and rights of way necessary for the construction of the Project and the Electrical
Interconnection Facilities in good time to permit Contractor to proceed with the
Work in accordance with the Project Schedule, on terms acceptable to Owner, and in accordance with the terms of this EPC Contract.

                  (g) Obtain and provide the supply of Geothermal Fluid in
accordance with the Geothermal Fluid Specifications to the Geothermal Fluid
Interface Point in good time to permit commissioning, start-up, testing and operation of the Project in accordance with the Project Schedule.

                  (h) Provide reinjection wells that are sufficient to accept reinjection of the brine and the condensate at the flow rates defined in Article
1.4 of Exhibit A or provide an alternative solution in accordance with the Law and the Project consents and permits, all of which will enable performance testing of the Project in accordance with the Project Schedule and operation and maintenance of the Project. .

                  (i) Provide the Equipment as provided herein, including
without limitation performing the obligations of Owner under the Supply Contract and providing the Equipment furnished by Supplier there under to Contractor immediately upon receipt in accordance with Section 3.1(d). Nothing in this EPC
Contract shall make or imply that Owner is in any way responsible for the specification, design or performance of the Equipment.

                  (j) Obtain and provide electricity, water and communications required at the Project Site as specified in Article 3.3 of Exhibit A on terms acceptable to Owner,

                                       15

and in accordance with the terms of this EPC Contract and in good time to permit construction, commissioning, start-up, testing and operation of the Project in accordance with the Project Schedule and to obtain and provide electricity, water, communications and any other utilities or facilities required at the
Project Site in good time to permit Contractor to perform all of its warranty obligations.

                  (k) Designate an Owner's Representative who shall act as a single point of contact with Contractor in all matters on behalf of Owner.
Contractor may require replacement of Owner's Representative on reasonable grounds which shall be described to Owner.

                  (l) At least 4 (four) months prior to commencement of
Contractor's commissioning activities, provide up to 3 (three) senior operating and maintenance personnel and at least 2 (two) months prior to commencement of
Contractor's commissioning activities, provide up to 13 (thirteen) regular operating and maintenance personnel, all for training by Contractor as provided pursuant to Section 3.1(m), and for commissioning, start-up, performance testing, and operation through Final Acceptance. Owner and Owner's operation and maintenance personnel shall cooperate with Contractor in allowing Contractor to conduct all testing activities, including the Final Acceptance Performance Test, to complete the Work and to perform all of Contractor's warranty obligations in a timely and cost efficient manner.

                  (m) Pay the fees in connection with obtaining the building consent in excess of the sum of $5000 N.Z. (Five Thousand New Zealand Dollars),
and for all New Zealand sales, use, excise, value added, goods and services tax, customs and similar taxes payable with respect to the Project and payment of the
EPC Contract Price, and pay all real property taxes or other taxes assessed against the Work or the Project Site, provided that Owner's obligation to pay such taxes shall not extend to any personal income or withholding tax assessed against Contractor in respect of income received for performing the Work under this EPC Contract.

                  (n) Promptly (but not later than 15 days from delivery)
approve, or provide written comments to the extent necessary to, all Design
Information submitted to Owner for approval or comment pursuant to Article 9 hereto.

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                  (o) Owner shall be the importer of record and consignee for all goods and materials supplied under this EPC Contract and the Equipment and shall be responsible for all New Zealand taxes, duties and levies associated therewith. Owner hereby grants to Contractor the right to act as Owner's agent, including executing documentation on Owner's behalf, for purposes of accomplishing the importation of all goods and materials for the Project into
New Zealand under this EPC Contract and the Supply Contract, including the
Equipment, and the processing of such goods and materials through customs.

                  (p) Owner and/or the Tuaropaki Trust shall retain or obtain, according to the case, all the rights to Assets for the duration of this EPC
Contract.

         Contractor has been chosen by Owner and by the Tuaropaki Trust as their contractor for the Project and for the development of the second, 40 MW of geothermal resource on or utilizing the Assets. Any transfer, mortgage, assignment, sale or other disposition of Assets or rights to Assets to a third party, any further undertakings on behalf of Owner and/or the Tuaropaki Trust regarding the Project, and any introduction of an equity participant, joint venture partner or other participant in any manner in the Project by Owner and/or the Tuaropaki Trust shall be subject to Contractor's rights to develop the second, 40 MW of geothermal resource on or utilizing the Assets as aforesaid and to all of Contractor's rights under this EPC Contract, and Owner and/or the
Tuaropaki Trust shall provide Contractor with said new participant's acknowledgment and consent to said conditions.

         4.2      RESPONSIBILITIES OF OWNER'S REPRESENTATIVE

         The Owner's Representative shall be authorized to carry out the specific duties specified in this EPC Contract. In carrying out such duties, and in exercising any other authority he/she may have under this EPC Contract, the
Owner's Representative shall be entitled to seek the advice and assistance of
Owner, Lender and their respective consultants employed from time to time.

         Wherever under this EPC Contract the Owner's Representative is required to exercise his/her discretion by:

                                       17

                  (a)      giving a decision, opinion or consent; or

                  (b)      expressing satisfaction or disapproval; or

                  (c)      determining value; or

                  (d)      otherwise taking action which may affect the rights
and obligations of Owner or Contractor;

the Owner's Representative shall consult with Contractor in an endeavour to reach an agreement before exercising such discretion. If agreement is not achieved, the Owner's Representative shall exercise such discretion fairly, reasonably and in accordance with the terms of this EPC Contract having regard to all the circumstances.

         If Contractor has a Dispute with the determination or discretion made by the Owner's Representative, such Dispute shall be resolved as provided in
Article 16. Until any contrary determination is made pursuant to Article 16,
Contractor shall proceed with the decisions and instructions given by the
Owner's Representative in accordance with his/her range of authority and with this EPC Contract.

         Owner shall be entitled to replace the Owner's Representative from time to time upon giving prior written notice to Contractor.

ARTICLE 5 - NOTICE TO PROCEED

         5.1      PROVISION OF NOTICE TO PROCEED

         Immediately upon fulfilling all its obligations under Sections 4.1(a)
and (b) and the Tuaropaki Trust providing the guarantee pursuant to Section
13.2, Owner shall provide Contractor a Notice to Proceed directing Contractor to commence and complete the Work under this EPC Contract and Owner shall provide
Supplier a Notice to Proceed directing Supplier to commence and complete the
Work under the Supply Contract.

         5.2      CONTRACTOR COMMENCEMENT OF ACTIVITIES

         Contractor shall commence performance of the Work for the Project upon
Contractor's and Supplier's receipt of the Notices to Proceed issued in accordance with

                                       18

Section 5.1 above and the Supply Contract. Subject to the terms and conditions of this EPC Contract, Contractor shall (i) complete the Work necessary to comply with the requirements of Exhibit A, Scope of Work, and (ii) procure that the
Project satisfactorily meets the requirements for Final Acceptance by the
Scheduled Final Acceptance Date.

         5.3      DELAY IN PROVISION OF NOTICE TO PROCEED

                  (a) If the Notices to Proceed are not issued under Section 5.1 above by December 31, 2002, Contractor shall have the right to extend the
Project Schedule, Scheduled Substantial Completion Date, Scheduled Final
Acceptance Date and related dates by up to 3 (three) months.

                  (b) If the Notices to Proceed are not issued under Section 5.1 above by December 31, 2004, and the conditions in Sections 4.1(a) and (b) have not been fulfilled despite Owner's best endeavours, either of the parties shall have the right to terminate, or by mutual agreement the parties may agree to extend, or amend, this EPC Contract.

         5.4      EXTENSION OF TIME

                  5.4.1 Contractor shall be entitled to an extension to the
Scheduled Substantial Completion Date and the Scheduled Final Acceptance Date to
the extent that Contractor is or will be delayed either before or after such dates by any of the following causes:

                  (a)      a Change in the Work (other than a change in the Work
                           requested by Contractor under Section 8.6);

                  (b)      a Change in Law;

                  (c)     a Force Majeure event;

                  (d)     physical conditions or circumstances at the Project
                          Site, which are materially adverse and would not be
                          reasonably foreseeable by an experienced contractor;

                                       19

                  (e)     delay to any tests required for Substantial Completion
                          or Final Acceptance as a result of:

                           (i)      the failure of Owner to provide the
                                    Geothermal Fluid that meets the Geothermal
                                    Fluid Specifications or to accept the
                                    Geothermal Fluid after it has been run
                                    through the Project for reinjection or other
                                    disposal; or

                           (ii)     the failure by a Electric Power Distributor
                                    (arising other than as a result of a breach
                                    or failure by Contractor or Supplier to
                                    comply with their respective obligations
                                    under this EPC Contract and Supply Contract,
                                    as appropriate) to transport and/or take the
                                    electrical power generated by the Project as
                                    a result of carrying out such tests or
                                    Project commissioning;

                  (f)     any delay, impediment or prevention by Owner;

                  (g)     the Geothermal Well Cleaning Period (it is agreed that
                          there will be a day-for-day extension for such
                          period);

                  (h)     any other entitlement under a provision of this EPC
                          Contract; or

                  (i)     a delay to Supplier for which Supplier is entitled to
                          an extension of its Delivery Schedule pursuant to
                          Section 5.4 of the Supply Contract.

                  5.4.2 If Contractor believes that it is entitled to an
extension of time under this Section 5.4, Contractor shall give notice to the
Owner's Representative of the same as soon as reasonably practicable and in any event within 28 (twenty-eight) days of the day when Contractor learns of the delay. Contractor shall keep such contemporary records as may be reasonably necessary and feasible to substantiate such delay, either at the Project Site or at another location reasonably acceptable to the Owner's Representative and shall provide such information to the Owner's Representative as he or she shall reasonably require. Contractor shall permit the Owner's Representative to

                                       20

inspect such records during Contractor's normal business hours, and shall (if requested) provide the Owner's Representative with a copy of such records.

                  5.4.3 Within 28 (twenty-eight) days of such notice (or such other period as may be agreed by the Owner's Representative), Contractor shall submit supporting details of the delay. Except that, if Contractor cannot submit all relevant details within such period because the cause of delay is continuing or such details are not yet reasonably available, Contractor shall submit interim details at intervals of not more than 28 (twenty-eight) days (from the first day of such delay) and final supporting details of its application within
21 (twenty-one) days of the last day of delay. Contractor's failure to meet any of the time periods specified in this Section 5.4 shall not affect Contractor's right to the extension of time unless such failure has materially prejudiced the ability of Owner to rectify the causes of a delay arising from a cause identified in Section 5.4.1(e) or (f), in which case the extension of time granted to Contractor shall not include any periods of delay that could reasonably have been avoided if not for such failure to give notice.

                  5.4.4 The Owner's Representative shall proceed in accordance with Section 4.2 to agree upon or determine such extension of time as may be due. The Owner's Representative shall promptly notify Contractor accordingly.
When determining each extension of time, the Owner's Representative shall review his or her previous determinations and may revise, but shall not decrease, the total extension of time. If Contractor has a Dispute with the determination or discretion made by the Owner's Representative, such Dispute shall be resolved as provided in Article 16.

ARTICLE 6 - COMPENSATION AND PAYMENT

         6.1      EPC CONTRACT PRICE

         For the performance of the Work, Owner shall pay Contractor, in the manner and at the times hereinafter specified, the EPC Contract Price in the amount of $ 3,462,000 US (Three Million Four Hundred Sixty two Thousands United
States Dollars) and $ 14,460,000 NZ (Fourteen Million Four Hundred Sixty
Thousands New Zealand Dollars) which amount shall be subject to adjustment only in accordance with the terms of this EPC Contract. The EPC Contract Price is net of all New Zealand taxes, duties and levies.

                                       21

         6.2      INDEXING OF EPC CONTRACT PRICE

         If the Notice to Proceed occurs after January 15, 2003 , each milestone payment amount set forth in the Payment Schedule (will be adjusted in accordance with changes in the price index for the applicable currency from January 15,
2003 to that for the date of the Notice to Proceed, as per the Price Index of
United States Dollars for the United States Dollars portion of the EPC Contract
Price and New Zealand Dollars for the New Zealand Dollars portion of the EPC
Contract Price from the International Financial Statistics (line 63) as published by the International Monetary Fund.

         6.3      PAYMENT

                  6.3.1 Exhibit B hereto sets forth the Milestone Payment
Schedule, which is intended to cause payments to approximate the value of Work performed by Contractor. The Payment Schedule shall be used as the basis for preparation of invoices, certificates and payments. Each payment shall be allocated pro rata between the United States Dollar and the New Zealand Dollar portions of the EPC Contract Price (and paid in such currency.

                  6.3.2 Upon receipt of the Notice to Proceed, Contractor may issue its first invoice for payment of the first milestone under the Milestone
Payment Schedule. Thereafter on or before the tenth day of each month,
Contractor shall furnish Owner's Representative a detailed progress invoice for payment based on milestones achieved , during the period ending on the last day of the previous month accompanied by the documents described under the Payment
Schedule for which payment is demanded (such invoice to include Contractor's New
Zealand registration number for tax purposes).

                   6.3.3 Upon Final Acceptance, Contractor shall submit an
invoice to Owner's Representative, summarizing and reconciling all previous invoices and payments in the amount of the EPC Contract Price less payments to date. Owner shall pay the amount of the EPC Contract Price outstanding in full within 10 (ten) business days of receipt of such invoice or 30 (thirty) days of
Final Acceptance, whichever occurs later, subject to Subsections 6.3.4 and 6.3.5 below.

                                       22

                  6.3.4 Owner's Representative shall verify that the progress invoice, the final invoice submitted under Section 6.3.3 and the documents submitted for payment are in accordance with the documentation required under the Payment Schedule, and shall, within 7 (seven) days of their receipt, either approve said invoice or give written notice within such period of errors in said documentation. If Owner's Representative fails to approve the invoice for release of the progress payment or to provide the notice regarding errors in the documentation within such period, in the absence of the invoice and the documents being patently false or inaccurate, the invoice and the accompanying documentation shall be deemed conclusive evidence sufficient for the release of such progress payment. In the case Owner's Representative provides written notice of errors in said documentation within the period described herein, and the contents of Owner's Representative's notice is not in dispute, Contractor shall resubmit the corrected progress invoice and/or documentation, and the above described approval process shall reapply. The invoice as approved by the
Owner's Representative shall comprise a tax invoice for the purposes of New
Zealand goods and services tax.

                  6.3.5 Owner shall pay Contractor the first payment due under the payment Schedule within 14 (fourteen) of the receipt of Contractor invoice.
With respect to all invoices thereafter, Owner shall pay Contractor on or before the first business day of the following month the amount owed as set forth in
Contractor's invoice plus the goods and services tax, subject to Subsections
6.3.2 and 6.3.4 above, less any set-off for amounts which are due and owing to the Owner from the Contractor under this EPC Contract and which are not legitimately in dispute.

                  6.3.6 If any punch list items remain to be completed upon
Final Acceptance, Owner's Representative may determine to withhold an amount from the final milestone payment equal to up to one and a half times the reasonably estimated value of all punch list items remaining on an agreed upon punch list, with each such withheld amount to be paid to Contractor upon satisfactory completion of each such punch list item.

                  6.3.7 If there is any Dispute about amounts invoiced and not paid, and the Dispute is not resolved within 14 (fourteen) days of notice of
Contractor of such Dispute, Contractor shall have the right to suspend the Work in accordance with Section 20.4 hereunder until payment is received or resolution of the dispute, whichever occurs earlier.

                                       23

         6.4      INTEREST FOR LATE PAYMENTS

         Amounts not paid by Owner when due in accordance with Section 6.3 shall bear a late payment charge from the date payment was due to the date of payment at a rate per annum equal to the following rates for the applicable currency published on the date due for payment, but not in excess of the maximum amount permitted by Law provided that no such interest shall be payable by Owner to the extent the delay in payment is caused as a result of Contractor's default:

                  (a)  for lateness in payments of United States Dollars -- 90
                       (ninety) day LIBID rate + 3% (three percent).

                  LIBID means the London Eurodollar Deposit rate displayed at or about 11:00 A.M. London Standard Time on the Reuter monitor
                  Screen on page RMEY in London.

                  (b)  for lateness in payments of New Zealand Dollars -- 90
                       (ninety) day BBR rate + 4% (four percent).

                  BBR means the New Zealand 90 (ninety) Day Bank Bill Rate
                  displayed at or about 10:45 A.M. New Zealand time on page
                  "BKBM" in Wellington, New Zealand.

         6.5      INTEREST DURING CONSTRUCTION

         In view of the fact that the parties have agreed upon the Payment
Schedule, the EPC Contract Price will be reduced as described below to compensate Owner in whole or in part for the costs to Owner for interest during construction. Commencing after 15% (fifteen percent) of the EPC Contract Price is received by Contractor, there shall be at the time of payment a reduction from the United States Dollar portion and the New Zealand Dollar portion of each
Payment Schedule payment made thereafter until, but not

                                       24

including, the payment of the milestone payment due upon Substantial Completion, in the applicable amounts described below:

         For the United States Dollar portion of the payment, the amount calculated under the following formula:

                  US$R = US$P x USI x D/365

         Where:

                  US$R = the amount of the reduction in the United States Dollar portion of the applicable Payment Schedule payment

                  US$P = the United States Dollar portion of the applicable
                  Payment Schedule payment

                  USI = the interest rate factor for the United States Dollar portion of the applicable Payment Schedule payment which shall be the 90 (ninety) day LIBID Rate (for the business day
                  immediately preceding the payment date) + 1 1/5% (one and
                  one-fifth percent) per annum

                  D = the number of days between the payment date and the then current Scheduled Substantial Completion Date

         For the New Zealand Dollar portion of the payment, the amount calculated under the following formula:

                  NZ$R = NZ$P x NZI x D/365

         Where:

                  NZ$R = the amount of the reduction in the New Zealand Dollar portion of the applicable Payment Schedule payment NZ$P = the
                  New Zealand Dollar portion of the applicable Payment Schedule payment instalment)

                  NZI = the interest rate factor for the New Zealand Dollar
                  portion of the applicable Payment Schedule payment which shall be the 90 (ninety) day

                                       25

                  BBR Rate (for the business day immediately preceding the
                  payment date) + 2% (two percent) per annum

                  D = the number of days between the payment date and the then current Scheduled Substantial Completion Date

ARTICLE 7 - SUBSTANTIAL COMPLETION AND FINAL ACCEPTANCE

         7.1      SUBSTANTIAL COMPLETION

                  7.1.1    When:

                  (a)      the Project is substantially complete and Contractor
                           has complied with all provisions of this EPC Contract
                           relating to the installation of all components and
                           systems of the Project (except for completion of
                           insulation, painting, final grading and any other
                           portion of the Work not affecting the operability,
                           safety, mechanical and/or electrical integrity of the
                           Project);

                  (b)      the Project is mechanically and electrically sound;

                  (c)      the Project has completed initial operation,
                           adjustment and testing for Substantial Completion, as
                           defined in Exhibit D hereto; and

                  (d)      Contractor has submitted draft as-built drawings and
                           operation and maintenance manuals to the Owner's
                           Representative, such drafts to be in sufficient
                           detail for Owner to operate and maintain the Project;

                  Contractor shall serve notice on the Owner's Representative to that effect.

                  7.1.2 The Owner's Representative shall inspect the Work within
14 (fourteen) days of receipt of Contractor's notice under Subsection 7.1.1, and shall either:

                  (a)      countersign Contractor's notice as described in
                           Exhibit B hereto, at which stage, Substantial
                           Completion shall have occurred as of the date of
                           Contractor's notice; or

                                       26

                  (b)      issue a notice to Contractor specifying the Work
                           which is required to be done to comply with the
                           requirements of Subsection 7.1.1 before Substantial
                           Completion is achieved, in which case Contractor
                           shall be entitled to receive the Owner's
                           Representative's countersignature within 14
                           (fourteen) days of completion of the Work specified
                           in such notice, and Substantial Completion shall
                           occur on the date of completion of such Work.

                  7.1.3 Notwithstanding any other provision of this EPC
Contract, if the Project has met the requirements set forth in Sections
7.1.1(a), (b) and (d), but due to the occurrence of any of the events described in Section 5.4.1(e) or (f) Contractor is unable to carry out the testing for
Substantial Completion as defined in Exhibit D hereto within 60 (sixty) days after the Scheduled Substantial Completion Date (not taking into account any extensions of the Scheduled Substantial Completion Date by virtue of the occurrence of the events described in Section 5.4.1(e) or (f)), then Substantial
Completion shall be deemed to have occurred, and Contractor shall be entitled to payments corresponding to Substantial Completion under the Milestone Payment
Schedule.

         7.2      FINAL ACCEPTANCE

         When construction of the Project is completed as specified in this EPC
Contract (including completion of the uncompleted Work described in Section
7.1.1(a), but excluding punch list items which shall be handled as provided in
Section 6.3.6 and, in the case of clause (b) below, not including any construction that cannot reasonably be completed due to the occurrence of any of the events described in Section 5.4.1(e) or (f)), Final Acceptance of the
Project shall occur upon the earlier of:

         (a)      the date upon which:

                           (i)      There is satisfactory completion of the
                                    Final Acceptance Tests under Exhibit D, or
                                    compliance with the associated remedy set
                                    forth in Section 12.2, according to the
                                    case; and

                                       27

                           (ii)     Contractor has submitted final as-built
                                    drawings and operation and maintenance
                                    manuals to the Owner's Representative; and

                           (iii)    Contractor has paid all liquidated damages
                                    due pursuant to Sections 12.1 and 12.2; or

         (b)      a date which is 97 (ninety-seven) days after Substantial
                  Completion or 37 (thirty-seven) days after deemed Substantial
                  Completion under Section 7.1.3, as appropriate, if the Final
                  Acceptance Tests have not been satisfactorily completed under this EPC Contract due to the occurrence of any of the events described in Section 5.4.1(e) or (f).

         7.3      DELAYED TESTS

                  7.3.1 If the Final Acceptance Tests have not been performed and Final Acceptance has been deemed to have occurred pursuant to Section
7.2(b):

                  (a)      the Project shall be properly maintained by Owner at
                           Owner's expense in accordance with:

                           (i)      good industry practices; and

                           (ii)     operation and maintenance manuals,
                           instructions and specific recommendations provided by
                           Contractor to Owner; and

                  (b)      once every 6 (six) weeks until the Final Acceptance
                           Tests can be performed Contractor may conduct an
                           inspection of the Project to ensure proper
                           maintenance of the Project, at Owner's expense, is
                           being carried out.

                  7.3.2 If geothermal fluid has been run through any part of the
Project or the Project has otherwise been operated by Owner, for a cumulative period of more than 6 (six) weeks, Contractor may require that the parties jointly open and inspect the Project prior to the Final Acceptance Tests being carried out.

                                       28

                  7.3.3 Subject to Subsection 7.3.5, if the events that
prevented the commencement of the testing cease, the parties shall inspect the
Project and:

                  (a)      if the Project is in good, clean and as-installed
                           condition, Contractor will proceed within a
                           reasonable period of time to conduct the Final
                           Acceptance Tests not previously completed; or

                  (b)      if the Project is not in good, clean and as-installed
                           condition, prior to the conduct of the Final
                           Acceptance Tests, Contractor will within a reasonable
                           period of time clean and repair the Project (as
                           Contractor reasonably deems appropriate) at Owner's
                           expense and then conduct such tests; and

                  (c)      if the Project can not be cleaned and/or repaired to
                           a standard to enable the Final Acceptance Tests to be
                           carried out, the testing protocols and requirements
                           shall be revised accordingly to adjust for the
                           constraints which prevent such tests from being
                           performed as originally defined and within a
                           reasonable period of time Contractor shall conduct
                           such revised tests.

                  7.3.4 Contractor shall be paid all costs and expenses arising directly from such prevention and delay, including without limitation those costs and expenses reasonably incurred for demobilization and remobilization and increased costs and expenses incurred for rescheduling of the testing.

                  7.3.5 Contractor's obligations under this Section 7.3 shall cease upon the end of the earlier of (a) 8 (eight) months after the date of the deemed Substantial Completion under Subsection 7.1.3 or (b) 7 (seven) months after the date of deemed Final Acceptance under Section 7.2(b), if Contractor has not been able to commence the testing for Final Acceptance before the end of the applicable period.

                                       29

ARTICLE 8 - CHANGES IN THE WORK

         8.1      CHANGE IN THE WORK

         All Changes in the Work shall be recorded in a written instrument signed by the Owner's Representative and Contractor and shall not be implemented by Contractor without such written instrument.

         8.2      EFFECT OF CHANGE IN THE WORK

         No Change in the Work shall in any way vitiate or invalidate this EPC
Contract.

         8.3      REQUEST

         In addition to the mandatory Changes in the Work as provided in Article
22, either party may request a Change in the Work by written request to the other party, provided however, that neither party may request or require changes or deletions which, in the aggregate, reduce the EPC Contract Price by more than
15% (fifteen percent).

         8.4      ADJUSTMENTS

         Should any Change in the Work cause an increase or decrease in the cost of or time required for performance of this EPC Contract or otherwise affect any provision of this EPC Contract (save as provided in Section 8.6), an adjustment will be made to the EPC Contract Price, including for added expenses for interest during construction, Project Schedule, Scheduled Substantial Completion
Date, Scheduled Final Acceptance Date, performance warranties and any other provision of this EPC Contract which is thereby affected. Any increased cost in the EPC Contract Price due to such Change in the Work shall be payable subject to a progress payment schedule to be submitted by Contractor as part of the proposed written Change in the Work order.

         8.5      CHANGE IN THE WORK ORDER

         When Contractor is notified of or proposes a Change in the Work,
Contractor shall promptly prepare and submit to Owner an estimate of the increase or decrease, if any, in the cost and time required to complete the
Project, together with an explanation of the

                                       30

basis therefore, and shall inform Owner whether, in Contractor's opinion, such
Change in the Work should result in an adjustment to the Scheduled Substantial
Completion Date, Scheduled Final Acceptance Date or any other provision of this
EPC Contract. A written Change in the Work order signed by Owner and Contractor and describing the Change in the Work, its effect, if any, on the EPC Contract
Price, Payment Schedule, Scheduled Substantial Completion Date, Scheduled Final
Acceptance Date, Project Schedule, and any other provision of this EPC Contract which is affected must be entered into by the parties in order for the Change to be effective. If Contractor refuses to sign a written Change in the Work order which has been signed by Owner's Representative and Owner's Representative considers such refusal to be arbitrary or unreasonable, then the matter shall be referred for resolution according to the Dispute Resolution mechanism under
Article 16 hereto.

         8.6      CONTRACTOR CHANGES

         Notwithstanding the foregoing, or anything expressed or implied in this
EPC Contract, if Contractor requests a Change in the Work so as to make the
Project meet the Design Conditions, or to otherwise comply with its obligations under this EPC Contract and such request does not involve any other cause or event that would otherwise entitle Contractor to such Change in the Work under this EPC Contract, such Change in the Work shall be at Contractor's own cost and expense and shall be subject to the consent of the Owner's Representative (which consent shall not be unreasonably withheld). If the Owner's Representative withholds its consent to such Change in the Work, and Contractor remains of the view that it is necessary for the completion of the Work in accordance with this
EPC Contract, then the matter shall be referred for resolution under Article 16.

         8.7      SOURCES OF PAYMENT

         Notwithstanding the foregoing, Contractor shall not be required to implement any Change in the Work in excess of an aggregate value of NZ$25,000
(Twenty Five Thousand New Zealand Dollars) for all Changes in the Work until adequate assurances have been provided to Contractor by Owner of sources of payment by means acceptable to Contractor to pay for any increased costs and any extensions in time.

                                       31

         8.8      EFFECT OF CHANGES ON WARRANTIES AND SAFETY

         If Contractor reasonably believes that a proposed Change in the Work may negatively affect any express or implied warranty of the Work, Contractor shall serve Owner notice within 14 (fourteen) days of the receipt of such proposal of its belief and the believed effect. If Owner insists, despite
Contractor's notice, to require the execution of such proposal, Contractor shall comply with Owner's requirement to execute the proposal, but Contractor may void negatively affected warranties or performance guarantees, but only to the extent related to or derived from Owner's proposal.

         If Contractor believes that a proposed Change in the Work may negatively affect safety of the Work or persons in its vicinity, Contractor shall serve Owner notice within 14 (fourteen) days of such proposal of its belief and the believed effect, and Contractor shall not be required by Owner to execute such proposal.

         8.9      OTHER PROVISIONS UNAFFECTED

         Except to the extent a Change in the Work specifically amends one or more provisions hereof, all provisions hereof shall apply to all Changes in the
Work, and no Change in the Work shall be implied as a result of any other Change in the Work.

ARTICLE 9 - ACCESS AND REVIEW BY OWNER

         9.1      RESPONSIBILITY FOR DESIGN

         Contractor shall be responsible for the development of all technical data, design and other documentation required for the performance of the Work
(including the specification of the Equipment).

         9.2      INSPECTION OF WORK

         Owner and Owner's Representative shall have the right to timely inspect any item of the Work to be provided hereunder.

                                       32

         9.3      ACCESS TO PROJECT SITE

         Owner and Owner's Representative shall have access to the Project Site, at reasonable times and upon reasonable notice, shall have the right to be present during all on-site and off-site test procedures and shall have the right to receive, upon request, a single copy of test procedures, quality control reports, and test reports and data. Contractor shall notify Owner at least 21
(twenty-one) days prior to the testing of major equipment items and systems at the Project Site. While at the Project Site, Owner and its representatives shall comply with all of Contractor's safety rules and other job site rules and regulations.

         9.4      DESIGN REVIEW

                  9.4.1 Design Information reasonably requested by the Owner's
Representative shall be submitted to him in accordance with this Section 9.4.

                  9.4.2 Contractor shall submit to Owner's Representative 1
(one) hard and 1 (one) electronic copy of such material Design Information in sufficient time to enable Owner's Representative to review such Design
Information in accordance with this Section 9.4. In the event that a re-submission of Design Information is required as provided in this Section 9.4, such re-submission shall be made as soon as reasonably practicable after
Contractor's receipt of the relevant statement of objections.

                  9.4.3 Following receipt of a submission of Design Information in accordance with Subsection 9.4.2, the Owner's Representative shall within 15
(fifteen) days from receipt return one copy of the Design Information to
Contractor together with either:

         (a)      a notice stating that he/she has no objections to the Design
                  Information as submitted (for the purposes of this Article 9, a "notice of no objection"); or

         (b)      a statement of objections which shall identify with due
                  particularity the aspects of the Design Information which do not materially comply with the

                                       33

                  provisions of Exhibit A or C and/or accord in any material respect with any Design Information previously submitted by
                  Contractor.

If the Owner's Representative fails to respond within the 15 (fifteen) day period, then he/she will be deemed to have issued a notice of no objection.

                  9.4.4 If the Owner's Representative returns any Design
Information under Subsection 9.4.3(a) or is deemed to have issued a notice of no objection under Section 9.4.3, Contractor may, subject to Subsection 9.4.5, proceed with the Work in accordance with this EPC Contract.

                  9.4.5 If the Owner's Representative considers that revisions to a submission of Design Information are appropriate, but that such revisions are of minor design significance, the Owner's Representative may issue a notice of no objection subject to an appended schedule of comments identifying the relevant revisions. Subject to the restrictions set forth in Subsection 9.4.6,
Contractor shall cause such Design Information to be revised in accordance with such comments, but shall not be obliged to re-submit such Design Information solely on account of such revisions.

                  9.4.6 If the Owner's Representative returns any Design
Information under Subsection 9.4.3(b), Contractor shall cause the Design
Information to be revised so as to take account of the properly stated
objections and as soon as reasonably practicable shall re-submit such Design
Information to Owner's Representative, provided, however, that Contractor shall not be required to make any modifications or changes which are not in accordance with Exhibit A and/or C or prudent engineering practice.

                  9.4.7 Neither a proper objection raised under Section 9.4.3(b)
nor a comment made under Section 9.4.5 shall constitute a Change in the Work.

                  9.4.8 Except in the case of a Change in the Work, approved
Design Information shall not be departed from.

                  9.4.9 Owner and/or Owner's Representative shall have the right to inspect all of Contractor's Drawings and Specifications and the Design
Information at Contractor's premises, for any part of the Work.

                                       34

         9.5      DRAWINGS NOT TO BE PROVIDED

         Notwithstanding any other provisions of this EPC Contract, Contractor shall not be required to provide shop drawings nor any of Contractor's or
Supplier's confidential manufacturing drawings, designs or know-how nor the confidential details of manufacturing practices, processes or operations.

         9.6      USE OF DRAWINGS

         Documents, drawings and information supplied by Contractor may be used by Owner, its representatives, assignees and transferees, only for the purposes of completing, operating, maintaining, adjusting and repairing the Work. No license is granted to copy or use documents, drawings or information so supplied in order to make or have made spare parts except as expressly provided in the
Supply Contract with respect to the Equipment. Documents, drawings or information so supplied by Contractor shall be subject to the confidentiality clause contained herein in Article 23 and shall not be used, copied or communicated to a third party otherwise than as strictly necessary and permitted under this EPC Contract.

ARTICLE 10 - TESTING

         10.1     TEST PROCEDURES

         The tests described in Exhibit D hereto shall be performed as described therein, and test results shall be adjusted in accordance with the correction curves as set forth in Exhibit D.

         10.2     NOTICE OF TESTING

         Contractor shall give Owner's Representative at least 14 (fourteen)
days' notice prior to the date(s) on which Contractor will be ready to perform the initial Substantial Completion and Final Acceptance tests under Exhibit D;
provided that for any repeated test the notice period shall be at least twenty-four (24) hours before the time established by Contractor for such test.
Owner's Representative shall be entitled to have, at its own cost, a suitably qualified independent party present during all such tests. If Owner's

                                       35

Representative and/or such independent party fails to attend at the time and place appointed for the tests, Contractor shall be entitled to proceed with the tests in the Owner's Representative's and/or such party's absence. The tests shall then be deemed to have been made in the presence of the Owner's
Representative and such party and the results of the tests shall be accepted as accurate. Contractor shall make copies of the test results available to the
Owner's Representative as soon as reasonably practicable after completion of such tests.

         If major equipment items fail to pass any test, the Owner's
Representative may request such test to be repeated on the same terms and conditions and Contractor shall determine whether or not repeated testing shall be executed.

         10.3     CONDUCT AND REPETITION OF TESTS

         Contractor may at any time prior to Final Acceptance repeat, one or more times, any of the tests described in Exhibit D where Contractor, in its sole discretion, believes that the results of the prior tests are unsatisfactory. Further, Contractor may undertake remedial actions in connection with such repeated tests, provided that such remedial action does not depart from previously approved Design Information without the Owner's Representative's prior consent, which shall not be unreasonably withheld and the response shall be given promptly but not later than (48) forty-eight hours after Contractor's request.

ARTICLE 11 - WARRANTIES

         11.1     WARRANTY

         Contractor warrants that:

                  (a) the Work and the Equipment shall conform in all material respects to Laws, permits obtained by Owner pursuant to Section 4.1(c), and the other applicable description, specifications and criteria set forth in this EPC
Contract and the Supply Contract;

                  (b) the Work shall be performed in a workmanlike and skilful manner;

                                       36

                  (c) the Work and the Equipment shall be of good quality and will, on Final Acceptance, be free from defects in workmanship, material, design and title; and

                  (d) All materials and other items when incorporated in the
Work and the Equipment shall be new (except for the diesel generator, which may be reconditioned or second-hand) and of a suitable grade of its respective kind for its intended use.

         Contractor makes no warranty regarding the performance of the wells and/or of the performance of the Geothermal Fluid (e.g., chemical composition, temperature, pressure and flow rates) or 110 kV line losses.

         11.2     WARRANTY PERIOD

         The warranties set forth in Section 11.1 shall inure for the benefit of
Owner and its successors and assigns (including the Lender) and, except as expressly provided below in this Section 11.2, shall be in effect from Final
Acceptance for the duration of:

                  (a) 12 (twelve) months (without limiting the longer warranty periods specifically described below in this Section 11.2);

                  (b) 18 (eighteen) months for the steam turbine/generator and the Ormat turbine/generators included in the Equipment;

                  (c) 36 (thirty six) months for any defect in the steam turbine blades, nozzles and rotor that results in corrosion or erosion thereof that is materially in excess of the corrosion and erosion that would normally be expected to occur under the circumstances (this extended warranty is conditional upon Owner (i) operating and maintaining the Project in accordance with the operation and shutdown procedures set forth in the operation and maintenance manuals provided by Contractor under this EPC Contract and (ii) maintaining records of the steam quality data (e.g., pH, purity and wetness) collected on a daily basis for the steam entering into the steam turbine and providing copies of such records to Contractor upon its request); and

                  (d) 36 (thirty six) months for any defect in the Work of the kind described in Section 11.1 that was caused by the gross misconduct of
Contractor and

                                       37

which would not have been disclosed by a reasonable examination prior to the expiry of the above described applicable warranty period (for purposes of this paragraph, "gross misconduct" does not comprise each and every lack of care or skill but means an act or omission on the part of Contractor which implies either a failure to pay due regard to the serious consequences which a conscientious and responsible contractor would normally foresee as likely to ensue or a wilful disregard of any consequences of such act or omission).

         The warranty period set forth in paragraphs (a) or (b) above with respect to any item of the Work that is repaired, replaced, modified, or otherwise altered after Final Acceptance by Contractor shall extend until the date of expiration of the original warranty, or a period of 6 (six) months from the date of completion of such alteration, whichever is later, provided, however, that in no case shall the warranty extended hereunder exceed the maximum period of 6 (six) months beyond the end of the original warranty period.

         11.3     CORRECTION OF IMPROPER WORK

         Owner shall notify Contractor immediately upon discovery of any failure which, at the time of discovery, appears to give rise to a Contractor warranty claim. A written "failure report", which includes available technical and logistic information to assist Contractor to assess the damage to the Work or
Equipment and to evaluate appropriate corrective action, shall be provided to
Contractor within 5 (five) days of the occurrence. Owner shall supply, upon request by Contractor, all relevant information relating to past maintenance, repair and operational data relating to the failed Work or Equipment.
Contractor's responsibility for any such warranty claim shall be limited to the obligation to, as soon as reasonably possible following Contractor's receipt of notice from Owner during the applicable warranty period at its own cost and expense to correct non-compliance with the warranty. All costs incidental to any warranty correction and remedying shall be borne by Contractor, provided, however, that Contractor shall have the obligation in connection with the performance of any warranty work to provide any special rigging, cranes or heavy equipment or any labour required in connection with operating such Work or
Equipment, except where such items or labour are readily available at the
Project Site, in which case such items or labour shall be provided by

                                       38

Owner or Owner's operator, and Contractor shall pay reasonable compensation therefore, and provided that Contractor shall have no obligation in connection with the performance of non-warranty repair and maintenance work, including the cost incidental to the replacement of parts which are not defective but which are replaced in conjunction with a warranty repair at the request of Owner and
Owner's operator. Owner or Owner's operator shall provide Contractor with access to Project equipment and workshop space in connection with Contractor's performance of any warranty work. If (a) Contractor requests Owner to perform corrective action under this warranty, or (b) Contractor does not promptly correct and remedy such non-compliance and damage, Owner has the discretion to do so and Contractor shall reimburse Owner the reasonable costs Owner has incurred as a result of such corrective action by Owner.

         The liabilities and obligations of Contractor under this Section 11.3 shall not extend to replenishment of normal consumables or any repairs, adjustments, or replacements to the extent required as a result of corrosion and erosion (save as provided in Section 11.2), or wear and tear in the operation of the Project or as a result of failure, other than Contractor's failure to properly store, install, operate and/or maintain the Work, Equipment or parts in accordance with good industry practices, operation and maintenance manuals, instructions, and specific recommendations made by Contractor and/or any changes or modifications made to such equipment or parts without Contractor's express written consent prior to such changes or modifications, or by neglect, abuse, malicious mischief, vandalism, Force Majeure (other than a warranty failure) or by the repair and maintenance of the equipment having been performed or supervised by personnel other than Contractor's personnel or Owner's certified personnel trained or approved by Contractor.

         11.4     IMPLEMENTATION OF WARRANTY

         The warranty shall be implemented in accordance with the Warranty
Procedures in Exhibit G.

                                       39

         11.5     DISCLAIMER AND RELEASE

                  11.5.1 EXCEPT FOR GROSS NEGLIGENCE OR FRAUD ON THE PART OF
CONTRACTOR:

                  (A) THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF CONTRACTOR,
AND

                  (B) AND RIGHTS AND REMEDIES OF OWNER,

SET FORTH IN THIS EPC CONTRACT WITH RESPECT TO ANY NON-CONFORMANCE OR DEFECT IN
ANY WORK OR EQUIPMENT ARE EXCLUSIVE.

                  11.5.2 OWNER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER
WARRANTIES, OBLIGATIONS, REPRESENTATIONS AND LIABILITIES ON THE PART OF
CONTRACTOR, TOGETHER WITH ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF OWNER AGAINST
CONTRACTOR, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT
LIMITED TO ANY:

                  (A) WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR
PURPOSE;

                  (B) WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF
DEALING OR USAGE OF TRADE;

                  (C) OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT,
WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF CONTRACTOR, ACTUAL, PASSIVE OR
IMPUTED;

                  (D) OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF
OR DAMAGE TO ANY PRODUCT OR PART OF THE PROJECT;

                  (E) LIABILITY OF OWNER TO ANY THIRD PARTY; AND

                  (F) INCIDENTAL OR CONSEQUENTIAL DAMAGES.

                                       40

                  11.5.3 CONTRACTOR'S WARRANTY UNDER THIS EPC CONTRACT DOES NOT
APPLY TO ANY NON-CONFORMANCE OR DEFECT IN ANY PRODUCT, EQUIPMENT OR PART OF THE
PROJECT, TO THE EXTENT SUCH NON-CONFORMANCE OR DEFECT HAS BEEN DIRECTLY OR
INDIRECTLY CAUSED BY:

                  (A) FAILURE BY OWNER OR ITS EMPLOYEES OR CONTRACTORS TO COMPLY
WITH ALL OPERATING PROCEDURES;

                  (B) ALTERATION OF ANY PRODUCT OR PART OF THE PROJECT WITHOUT
THE PRIOR WRITTEN CONSENT OF CONTRACTOR, SUPPLIER OR AN AUTHORIZED SERVICE
REPRESENTATIVE OF CONTRACTOR OR SUPPLIER;

                  (C) OPERATION OF ANY PRODUCT, EQUIPMENT OR PART OF THE PROJECT
OTHERWISE THAN IN ACCORDANCE WITH THE OPERATION AND MAINTENANCE MANUALS SUPPLIED
BY CONTRACTOR OR SUPPLIER;

                  (D) ABUSE, MISUSE OR NEGLIGENT OPERATION OF ANY PRODUCT,
EQUIPMENT OR PART OF THE PROJECT; OR

                  (E) ANY OTHER INTENTIONAL OR NEGLIGENT ACT OR OMISSION OF
OWNER.

ARTICLE 12 - REMEDIES

         12.1     LIQUIDATED DAMAGES FOR DELAY IN FINAL ACCEPTANCE

                  12.1.1 After the Scheduled Final Acceptance Date, Contractor
shall pay to Owner as liquidated damages, and not as a penalty, for each day or part of a day which shall elapse between the Scheduled Final Acceptance Date and the date of Final Acceptance a sum equal to 0.137% (one hundred thirty-seven thousandths of one percent) of both the United States Dollar portion and the New
Zealand Dollar portion of the EPC Contract Price per day (plus goods and services tax on such amounts if any) up to a total aggregate sum of 30.54%
(thirty and fifty-four hundredths percent) of the EPC Contract

                                       41

Price; provided, however, that if the Project does not accomplish Final
Acceptance by the Scheduled Final Acceptance Date, but nevertheless is generating electricity, then the liquidated damages payable by Contractor under this Section 12.1.1 shall be reduced (but not to less than zero) by the amount of the revenue (including payments under any hedge agreement) realized by Owner in excess of $18,000 N.Z. (Eighteen Thousand New Zealand Dollars) per day, if
any, during the period starting on the date Owner is entitled to receive such revenue as a result of the partial completion of the Project until the date
Final Acceptance occurs.

                  12.1.2 Owner may, without prejudice to any other method of recovery, deduct the amount of such liquidated damages from any monies due, or to become due, to Contractor under this EPC Contract. In the event of an extension of time being granted under this EPC Contract, the amount due under this Section shall be recalculated accordingly, and any over-payment refunded.
The payment or deduction of such damages shall not relieve Contractor from its obligation to complete the Work, or from any other of its duties, obligations or responsibilities under this EPC Contract.

                  12.1.3 If at any time after the Scheduled Final Acceptance
Date, Contractor is delayed in carrying out the Work as a result of any event identified in Section 5.4.1 which would have entitled Contractor to an extension of time had it occurred prior to the Scheduled Final Acceptance Date,
Contractor's obligation to pay liquidated damages under Section 12.1.1 shall be suspended for such period as represents the extension of time to which
Contractor would have been entitled had Section 5.4 applied.

         12.2     LIQUIDATED DAMAGES FOR PERFORMANCE DEFICIENCY

         If the Project has failed to satisfy the Guaranteed Capacity upon completion of the Final Acceptance Performance Test used to establish Final
Acceptance, Contractor shall pay to Owner as liquidated damages, and not as a penalty, the following sum:

                  $3,600 N.Z. (Three Thousand Six Hundred New Zealand Dollars)
                  per kilowatt (plus goods and services tax on such amounts, if any), up to a total aggregate sum of 45% (forty-five percent)
                  of the EPC

                                       42

                  Contract Price, for each kW of capacity deficiency, as
                  determined in the Final Acceptance Performance Test set forth in Exhibit D hereto, below the Guaranteed Capacity.

         12.3     PERFORMANCE BONUS

         If the Project has exceeded the requirements of the Final Acceptance
Performance Test set forth in Exhibit D as is shown in the final test results, the Tuaropaki Trust shall negotiate in good faith with Contractor and/or its assigns for the supply and erection of the third development of the Mokai geothermal resource undertaken by the Tuaropaki Trust, its successors or assigns after seeking approval from the beneficial owners to so negotiate and subject to receipt of their approval. In the event that the parties cannot conclude a contract as a result of the aforementioned negotiations within 90 (ninety)
working days of the commencement of such negotiations, Contractor shall have the right to participate in any tender process undertaken by the Tuaropaki Trust, its successors or assigns regarding such development.

         12.4     MAKE RIGHT OBLIGATION

         Notwithstanding that Contractor may have paid liquidated damages for the performance deficiency pursuant to Section 12.2:

                  (a)      Contractor may carry out such remedial Work and
repeat the Final Acceptance Performance Test, in accordance with Article 10, for a period of 120 (one hundred and twenty) days following Final Acceptance, which period shall be extended to take into account any event described in Section
5.4.1;

                  (b)      if the results of the last such repeated Final
Acceptance Performance Test show that:

                           (i) such performance deficiency has been reduced or
                           rectified, Owner shall refund such performance
                           related liquidated damages, or a proportionate amount
                           up to the amount calculated and paid or owing
                           pursuant to Section 12.2; or

                                       43

                           (ii) such performance deficiency has been increased,
                           Contractor shall pay to Owner a further amount, in
                           respect of the increased deficiency, calculated under
                           Section 12.2 as liquidated damages.

All such remedial Work and repeat tests shall be conducted in such a way and at such times as to minimize so far as reasonably possible interference or disruption to the normal operation of the Project.

         12.5     EXCLUSIVITY

         Notwithstanding the warranties set forth in Section 11.1, but subject to Sections 12.1 and 12.6 and Owner's right to terminate under Section 21.1.1(d)
for gross delays or deficiencies, the remedies described in this Article 12 shall constitute Owner's sole and exclusive remedies for liabilities arising from schedule delays (up to 223 days) and performance shortfalls up to 5 MW hereunder. If the performance shortfall is greater than 5 MW, then Owner must within thirty (30) days of completion of the relevant tests elect to either receive the liquidated damages described in Section 12.2 as its sole and exclusive remedy for liabilities arising there from or alternatively exercise its termination rights under Section 21.1.1(d) and, subject to the limitations set forth in Article 11 and Section 12.7 of this EPC Contract, seek to recover damages from Contractor. If the schedule delays exceed 223 days, then Owner must within thirty (30) days of such 224th day elect to either receive the liquidated damages described in Section 12.1 as its sole and exclusive remedy for liabilities arising there from or alternatively exercise its termination rights under Section 21.1.1(d) and, subject to the limitations set forth in Article 11 and Section 12.6 of this EPC Contract, seek to recover damages from Contractor in which case any liquidated damages previously received or setoff by Owner shall be taken into consideration and/or refunded as appropriate based upon the final determination of damages caused by such delay and payable by Contractor to
Owner.

         12.6     GENERAL LIMITATION OF LIABILITY

                  (a) Notwithstanding any other provision to the contrary in this EPC Contract, Contractor shall in no event be liable to Owner, by way of indemnity or by reason of any breach of this EPC Contract or in tort, including negligence and strict

                                       44

liability, or otherwise, for loss of use of any part (or all) of the Project or for the cost of substitute equipment or materials or for loss of production, loss of profit or loss of contract or for any indirect, consequential loss or damage which may be suffered by Owner, except that this Section 12.6(a) shall not limit the liability of Contractor under Section 12.1 or 12.2 (liquidated damages for delay and performance deficiency).

                  (b) The total liability of Contractor to Owner on all claims of any kind (other than under Section 17.1(b)) shall in no case exceed the aggregate of the EPC Contract Price and the Supply Contract Price provided however that if Owner shall receive any amount from Supplier directly for any claims under the Supply Contract, the maximum liability of Contractor shall be reduced accordingly.

                  (c) Owner is not permitted to sell, assign or otherwise
transfer all or any part of the Work without obtaining an acknowledgment and undertaking in writing from the third party that it will afford Contractor and its Subcontractors with the protection of this Section 12.6.

                  (d) Contractor agrees that Supplier's and Supplier's
Subcontractors' liability on all claims of any kind regarding the Equipment shall be subject to the terms of limitation of liability described in this
Section 12.6.

ARTICLE 13 - SECURITIES

         13.1     SECURITY PROVIDED ON BEHALF OF CONTRACTOR

                  (a) Contractor's obligations under this EPC Contract shall be secured by a performance bond in the form of a standby letter of credit provided by a reputable surety company or financial institution (reasonably acceptable in all respects to Owner) in the form attached hereto as Exhibit J-1 in the maximum amount equal to 30% (Thirty Percent) of the New Zealand dollar portion of the
EPC Contract Price (the "NZ$ Denominated L/C"). The NZ$ Denominated L/C shall be provided prior to receipt of the first NZ$ payment under the Milestone Payment
Schedule, shall become effective upon Contractor's receipt of the first NZ$
payment under the Milestone Payment Schedule and shall be increased from time to time by the New Zealand dollar amounts received by

                                       45

Contractor from Owner under the Milestone Payment Schedule up to the 30% (Thirty
Percent) maximum NZ dollar amount specified above.

                  (b) Further, Contractor's obligations under this EPC Contract and Supplier's obligations to deliver Equipment under the Supply Contract shall be secured by a performance bond in the form of a standby letter of credit provided by a reputable surety company or financial institution (reasonably acceptable in all respects to Owner) in the form attached hereto as Exhibit J-2
(the "US$ Denominated L/C"). The US$ Denominated L/C shall be provided prior to receipt of the first US$ payment under the Milestone Payment Schedule of the
Supply Contract, shall become effective upon Supplier's receipt of the first US$
payment under the Milestone Payment Schedule of the Supply Contract and shall be increased from time to time by (i) the United States dollar amounts received by
Contractor from Owner under the EPC Contract Milestone Payment Schedule for
Payment Milestones nos. 1-20 up to a maximum sum of $1,038,600 US (One million thirty eight thousand six hundred United States Dollars) and (ii) the amounts received by Supplier from Owner under the Supply Contract Milestone Payment
Schedule for Payment Milestones nos. 1-19 up to a maximum sum of $20,129,540 US
(Twenty million one hundred twenty nine thousand five hundred and forty United
States Dollars). The US$ Denominated L/C shall be reduced from time to time upon
Supplier's delivery of Equipment or parts thereof under the Supply Contract by the amounts computed as described in Exhibit J-2, so that the US$ Denominated
L/C will be reduced to 30% (Thirty Percent) of the sum of the US dollar denominated portion of the EPC Contract Price and the Supply Contract Price upon the completion of delivery of the Equipment.

                  (c) Both the NZ$ Denominated L/C and the US$ Denominated L/C
shall remain valid until Final Acceptance. If the NZ$ Denominated L/C or the US$
Denominated L/C by its terms will expire before Final Acceptance, then
Contractor shall provide to Owner evidence of the renewal or replacement of said performance bond at least ten (10) business days before such expiration date.

                  (d) Upon Final Acceptance, the NZ$ Denominated L/C and the US$
Denominated L/C shall be reduced to nil and replaced by a performance bond in the form

                                       46

of a standby letter of credit provided by a reputable surety company or financial institution (reasonably acceptable in all respects to Owner) in the amount of 5% (five percent) of the combined EPC Contract Price and the Supply
Contract Price to secure the performance of Contractor's warranty obligations, which shall remain valid for the Warranty Period defined in Section 11.2.

                  (e) Ormat Industries Ltd. shall provide a guarantee in the form described in Exhibit E hereto, upon execution of this EPC Contract, to guarantee Contractor's obligations to perform hereunder.

         13.2     SECURITY PROVIDED ON BEHALF OF OWNER

         The Tuaropaki Trust shall provide a guarantee in the form described in
Exhibit F hereto, upon execution of this EPC Contract, to guarantee its and
Owner's obligations under Sections 4.1(p) and 12.3 hereunder.

ARTICLE 14 - CARE OF THE WORK; TITLE

         14.1     RISK OF LOSS

         Except to the extent caused by the negligence or wilful misconduct of
Owner and not covered by the insurance required to be maintained pursuant to this EPC Contract, Contractor shall bear the risk of physical loss or destruction of or damage to the Equipment from the point in time such items are delivered FOB (Incoterms 2000) until Final Acceptance, and to the Work and shall retain care of the Work prior to Final Acceptance, provided, however, that (a)
in the case Owner assumes said responsibility prior to the completion of any or all testing under Exhibit D, Owner makes best efforts to permit Contractor to proceed with all commissioning, testing, and related activities, provided that, all Work so conducted by Contractor shall be conducted in a fashion to minimize interference with the normal operation of the Work, and (b) any actual proceeds of insurance payable with respect to such loss, damage, or destruction are handled as provided in Section 15.5

                                       47

         14.2     DELIVERY

         Contractor shall be responsible to assure safe delivery of all materials, equipment, tools, supplies and other items to the Project Site related to the Work including all of the Equipment.

         14.3     TITLE

         Title to the Work shall pass from Contractor to Owner upon the earlier of delivery to the Project Site or payment to Contractor under this EPC Contract for the applicable Work.

ARTICLE 15 - INSURANCE

         15.1     CONTRACTOR PROVIDED INSURANCE

         Contractor shall provide the following insurance with the indicated
limits, with its insurance carriers, naming all Subcontractors, Owner and
Lender(s) as additional insured and shall maintain such insurance in full force and effect until Final Acceptance. In the event this insurance or any portion of it becomes commercially unavailable on commercially reasonable rates and terms
Owner and Contractor shall cooperate in their efforts to obtain such replacement insurance as may be available and this EPC Contract shall be modified accordingly:

                  (a) Comprehensive General Liability - $10,000,000 N.Z. (Ten
Million New Zealand Dollars) combined single limit;

                  (b) Equipment and Contractor's plant, goods and materials loss in transit, including ocean marine shipment (replacement value);

                  (c) Accident Rehabilitation Compensation and Insurance Act
(where required by law, statutory limits); and

                  (d) Contract Works Insurance for the full value of the Project including earthquake, provided however, that the aggregate cost for acquiring and maintaining such cover does not exceed $ 250,000 US (two hundred fifty thousand United States Dollars), and as available August 14 2002. Cover for fire, collapse, flood and any other catastrophic perils shall be in such sub limits that

                                       48

are commercially available at reasonable rates in the commercial insurance market.

         15.2     OWNER PROVIDED INSURANCE

         Owner shall provide the following insurance with the indicated limits, with its insurance carriers, naming Contractor and Lender(s) as additional insured and shall maintain such insurance in full force and effect through the end of the warranty period or such later period as Lender(s) may reasonably require. In the event this insurance or any portion of it becomes commercially unavailable on commercially reasonable terms Owner and Contractor shall cooperate in their efforts to obtain such replacement insurance as may be available and this EPC Contract shall be modified accordingly:

                  (a) Control of wells insurance - (repair and replacement
value); and

                  (b) All other insurances reasonably required by Lender(s).

         15.3     POLICIES

         All policies of insurance maintained pursuant to this Article 15 shall:

                  (a) require 45 (forty-five) days' prior notice (15 (fifteen)
days' prior notice in the event of non-payment of premium) to the additional insured parties of cancellation, non-renewal or material change in coverage;

                  (b) provide that such insurance is primary without right of contribution from any other insurance which might otherwise be available to the insured party;

                  (c) provide that any such policy referred to in Section
15.1(d) shall not be cancelled or payment refused in the event of any unintentional failure to make full disclosure (material or otherwise) of any matter or change in circumstance on the part of Lender(s);

                  (d) provide that, in the event of any loss payment under a policy, the insurer shall waive any rights of subrogation against the insured party and shall waive any setoff or counterclaim or any other deduction whether by attachment or otherwise; and

                                       49

                  (e) include a cross-liability endorsement providing that
inasmuch as the policies are written to cover more than one insured, all terms and conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

         15.4     EVIDENCE OF INSURANCE

         Upon request by Owner, Contractor shall furnish Owner with the policy wording and a Certificate of Insurance as evidence that Contractor provided insurance is being maintained. Upon request by Contractor, Owner shall similarly furnish Contractor with the policy wording and a Certificate of Insurance as evidence that Owner provided insurance is being maintained.

         15.5     APPLICATION OF INSURANCE PROCEEDS

         In the event of any loss, damage, or destruction to the Project or any part thereof which may give rise to a claim under the insurance maintained by
Contractor under Section 15.1:

                  (a) where the insurance proceeds for the Work and/or the
Equipment are equal or less than $200,000 N.Z. (Two Hundred Thousand New Zealand
Dollars), such proceeds shall be paid directly to Contractor.

                  (b) where the insurance proceeds for the Work and/or Equipment are in an amount exceeding an aggregate amount of NZ$200,000 (Two Hundred
Thousand New Zealand Dollars), Contractor shall:

                  (i)      give notice of such event to Owner;

                  (ii)     pursue all such insurance claims with due diligence;
                           and

                  (iii)    procure that any such insurance proceeds for events
                           occurring under Subsections 15.1(b) and (d) shall be
                           paid into an interest bearing escrow account
                           nominated by Owner and agreed upon by Contractor,
                           which agreement shall not be unreasonably withheld,
                           at

                                       50

                           the expense of Owner, in the joint names of Owner,
                           Supplier and Contractor for the purposes of the
                           Project.

         Directions will be placed with the escrow agent that the monies will be released from the account within 48 (forty-eight) hours against presentation by
Contractor or Supplier of an invoice and/or shipping documents verified by
Owner's Representative as provided below, representing the supply of replacement goods and/or completion of the rectification of the relevant parts of the Work which had been lost, damaged or destroyed. The documents shall first be submitted to Owner's Representative who shall verify and countersign in accordance with the procedures contained in Subsection 6.3.4. Upon completion of the Project all monies remaining in the escrow account relating to the Work shall be immediately released to Contractor.

         If this EPC Contract is terminated prior to completion of the Project, the parties shall direct the escrow agent to apply any monies standing to the credit of the escrow account as follows:

                  (i)      to Owner to the value of the relevant parts of the
                           Work which are lost, damaged or destroyed, which have
                           not been replaced or rectified as of the date of
                           termination and to the extent Contractor or Supplier
                           had been previously paid by Owner for such Work;

                  (ii)     to Owner any such insurance proceeds paid for other
                           loss or damages of Owner arising out of events giving
                           rise to the claim; and

                  (iii)    the balance to Contractor;

provided that, in the event of any shortfall in the proceeds of the insurance to cover the payments due under paragraph (i) above, such shortfall shall represent a debit due to Owner from Contractor.

                                       51

ARTICLE 16 - DISPUTE RESOLUTION

         16.1     CLAIMS

                  (a) If Contractor intends to claim any additional payment
under this EPC Contract, Contractor shall give notice to the Owner's
Representative as soon as reasonably practicable and in any event within 28
(twenty-eight) days of the date that Contractor learns of the event giving rise to the claim and its payment implications.

                  (b) Contractor shall keep such contemporary records as may be reasonably necessary and feasible to substantiate any such claim, either on the
Project Site or at another location reasonably acceptable to the Owner's
Representative. Without admitting Owner's liability, the Owner's Representative shall, on receipt of such notice, inspect such records and may instruct
Contractor to continue keeping such records. Contractor shall permit the Owner's
Representative to inspect such records during Contractor's normal business hours and shall (if requested) submit a copy of such records to the Owner's
Representative.

                  (c) Within 28 (twenty-eight) days of such notice, or such
later time as may be agreed by the Owner's Representative, Contractor shall send to the Owner's Representative an account, giving then known detailed particulars of the amount and basis of the claim. Where the event giving rise to the claim has a continuing effect, such account shall be considered as interim. Contractor shall then, at such intervals, as the Owner's Representative may reasonably require, but in no event more frequently than bi-weekly, send further interim accounts giving the accumulated amount of the claim and any further particulars.
Where interim accounts are sent to the Owner's Representative, Contractor shall send a final account within 28 (twenty-eight) days of the end of the effects resulting from the event.

                  (d) The Owner's Representative shall proceed in accordance with Section 4.2 to agree upon or determine such additional payment as may be due. The Owner's Representative shall promptly notify Contractor accordingly. If
Contractor has a Dispute with the determination or discretion made by the
Owner's Representative, such Dispute shall be resolved as provided in Sections
16.3 and 16.4.

                                       52

         16.2     PAYMENT OF CLAIMS

         Contractor shall be entitled to have included in any progress payment such amount for any claim as the Owner's Representative considers due. If the particulars supplied are insufficient to substantiate the whole of the claim,
Contractor shall be entitled to payment for such part of the claim as has been substantiated.

         16.3     RESOLUTION BY PARTIES

         Owner and Contractor desire that this EPC Contract operate between them fairly and reasonably. If during the term of this EPC Contract, a Dispute arises between Owner and Contractor, or one party perceives the other as acting unfairly or unreasonably, or a question of interpretation arises hereunder, then
Owner's Representative and Contractor's project manager shall promptly confer and exert their best efforts in good faith to reach a reasonable and equitable resolution of the Dispute. If the Owner's Representative and the project manager are unable to resolve the Dispute within 20 (twenty) business days, the matter shall be referred within 2 (two) business days of the lapse of the aforementioned 20 (twenty) business days to the parties' responsible corporate officers for resolution. Neither party shall seek resolution by arbitration of any Dispute arising in connection with this EPC Contract until both parties'
responsible corporate officers, who shall be identified by each party from time to time, have had at least 20 (twenty) business days to resolve the Dispute following referral of the Dispute to such responsible corporate officers.

         16.4     RESOLUTION BY ARBITRATION

         If the responsible corporate officers are unable to resolve the Dispute within the above described period, then Owner and Contractor shall enter into binding arbitration as set forth herein. Notice of the demand for arbitration shall be delivered to the other party and the Dispute shall be referred to such arbitrator, if the parties agree upon one, within 20 (twenty) business days of receipt of demand, and if not to 3 (three) arbitrators, one appointed by each party, within 20 (twenty) business days of receipt of demand, each of whom shall be an expert in the construction and power generation field and a third independent arbitrator appointed by the (2) two arbitrators. If a party fails to appoint an arbitrator, then the other party's appointee shall become the sole arbitrator.

                                       53

         The parties shall proceed with the arbitration expeditiously and shall conclude all proceedings there under in order that a decision may be rendered within 120 (one hundred and twenty) days or, in the case of a payment Dispute,
45 (forty-five) days from service of the demand for arbitration.

         Each party shall bear its own expenses in connection with any arbitration, including but not limited to counsel fees, and all joint expenses shall be apportioned in the award of the arbitrators.

         Any arbitration shall be conducted in Auckland, New Zealand in accordance with the provisions of the Arbitration Act 1996 (as amended or substituted from time to time).

ARTICLE 17 - INDEMNIFICATION

         17.1     CONTRACTOR'S INDEMNITY

                  (a) Contractor shall defend, indemnify and hold harmless Owner from any and all claims, demands and liabilities arising from the death, sickness or accident of employees of Contractor or of Subcontractors or from damage to their property or from damage to Contractor's property as a result of performance of this EPC Contract, except only to the extent that such deaths, injuries, sickness or accidents are shown to have been caused by the intentional or grossly negligent conduct of Owner.

                  (b) Contractor shall defend, indemnify and hold harmless Owner from any claims, demands, penalties or liabilities for injury or death to third parties or damage to third party property and/or in respect of any Contractor breach of the Resource Management Act 1991, to the extent directly caused by the negligence of Contractor and/or Subcontractors in activities connected with the
Project and/or performance of this EPC Contract.

         17.2     OWNER'S INDEMNITY

                  (a) Owner shall defend, indemnify and hold harmless Contractor from any and all claims, demands and liabilities arising from the death, sickness or accident of employees of Owner or of Owner's subcontractors or from damage to their property or

                                       54

from damage to Owner's property as a result of performance of this EPC Contract, except only to the extent that such deaths, injuries, sickness or accidents are shown to have been caused by the intentional or grossly negligent conduct of
Contractor.

                  (b) Owner shall defend, indemnify and hold harmless Contractor from any claims, demands, penalties or liabilities for injury or death to third parties or damage to third party property and/or in respect of any Owner breach of the Resource Management Act 1991, to the extent directly caused by the negligence of Owner and/or Owner's subcontractors in activities connected with the performance of this EPC Contract.

         17.3     PATENT INDEMNITY

         Contractor shall indemnify Owner from and against all third party claims and proceedings for or on account of infringement of any patent rights, registered design, copyright, design, trademark, trade secret, name, know-how or other intellectual property rights in respect of the Work and the Equipment and from and against all claims, demands, proceedings, damages, costs, charges and expenses whatsoever in respect of or in relating to such rights, except for any use of the Work other than for the original purpose for which it is intended or any infringement which is due to the use of the Work in association or combination with any other plant or item not supplied by Contractor or Supplier.

         17.4     NOTICE AND SETTLEMENT OF CLAIMS

         A party seeking the benefit of an indemnity shall give the other party prompt notice of any claim giving rise to the indemnity. The other party may at its own cost conduct negotiations for the settlement of such claim and any litigation that may arise there from. The party claiming the benefit of the indemnity shall not make any admission which might be prejudicial to the other party unless the other party fails to take over the conduct of the negotiations or litigation within a reasonable time after having been so requested.

         The other party may not, however, conduct such negotiations or litigation before it has given the party claiming the benefit of the indemnity a reasonable security in circumstances where the party claiming the benefit of the indemnity does not possess such

                                       55

reasonable security. The security shall be for an amount which is an assessment of the compensation, damages, expenses and costs for which the party claiming the benefit of the indemnity may become liable and which are the subjects of the indemnity under this Article 17.

         The party claiming the benefit of the indemnity shall, at the request of the other party, provide all available assistance for the purpose of contesting any such claim or action, and shall be paid all reasonable costs incurred in doing so.

ARTICLE 18 - ASSIGNMENT

         18.1     ASSIGNMENT BY OWNER

                  (a) Any assignment by Owner shall be subject to Contractor's status as chosen contractor as described in Section 4.1(p) and to all of
Contractor's rights under this EPC Contract.

                  (b) Owner hereby unconditionally and irrevocably assigns all of its rights and obligations for the receipt of liquidated damages from
Supplier, as described in Article 11 of the Supply Contract, warranties and remedies from Supplier, as described in Article 10 of the Supply Contract, indemnification, as described in Section 16.3 of the Supply Contract, and remedies for delay under the Supply Contract, to Contractor. Owner further agrees that all its rights and obligations with respect therewith shall inure to the benefit of Contractor as if Contractor were a party to the Supply Contract, and that this assignment shall inure to the benefit of and shall be binding upon the parties' respective successors and assigns. Notwithstanding the foregoing,
Owner retains its indemnification rights against Supplier as provided in Section
16.1 of the Supply Contract.

                  (c) Subject to Sections 18.1(a) and (b), Owner may assign all of its rights, title and interest in and to or arising out of or in connection with this EPC Contract as security for financing of the Project for benefit of
Lender(s), provided, however, that any such assignment shall not relieve Owner of any obligation hereunder.

                  (d) Unless specifically permitted in this Section 18.1, Owner may not assign any or all of its obligations, right, title and/or interest in and to or arising out of or

                                       56

in connection with this EPC Contract without the prior written approval of
Contractor which approval will not be arbitrarily or unreasonably withheld. Any such assignment shall not relieve Owner of any obligation hereunder.

         18.2     ASSIGNMENT BY CONTRACTOR

                  (a) Contractor may assign all of its right, title and interest in and to or arising out of or in connection with this EPC Contract as security for the Project for benefit of Lender(s) or, for financing of the Work, provided, however, that any such assignment shall not relieve Contractor of any obligation hereunder.

                  (b) Except to a related company (as defined in Section 2(3) of the Companies Act 1993) or as specifically permitted under Section 18.2(a),
Contractor may not assign any or all of its obligations, right, title and/or interest in and to or arising out of or in connection with this EPC Contract without the prior written approval of Owner which approval will not be arbitrarily or unreasonably withheld. No assignment shall relieve Contractor of any obligation hereunder.

         18.3     SUCCESSION

         This EPC Contract shall inure to the benefit of and be binding upon the successor and permitted assigns (as provided for by Sections 18.1 and 18.2) of the parties hereto. Owner agrees to cause any assignees or transferees of its interest or any portion thereof in this EPC Contract or in the Project, including any lien holder or party holding a security interest with respect thereto, to be bound by Contractor's right to recourse regarding such interest or portion thereof and by the releases and limitations of liability set forth herein.

ARTICLE 19 - SUBCONTRACTORS

         19.1     SUBCONTRACTS

         Contractor may enter into subcontracts for the performance of parts of the Work and shall be solely responsible for the management and satisfactory performance of all its Subcontractors in their performance of the Work.
Contractor shall request that its Subcontractors under subcontracts requiring payment of more than One Hundred Fifty

                                       57

Thousand United States Dollars (US$150,000) execute a Continuity Guarantee in the form attached hereto as Exhibit K. Contractor shall not subcontract any major components of Work (other than for the purchase of proprietary goods and materials or for the provision of labour on a piecework basis) except to
Subcontractors appearing on the Approved Major Subcontractors List (as described below). Contractor shall be responsible for the acts, defaults and neglects of any Subcontractor, its agents or employees in their performance of the Work as if they were the acts, defaults or neglects of Contractor, its agents or employees. The issuance of any subcontract shall not relieve Contractor of any of its obligations under this EPC Contract.

         19.2     APPROVED MAJOR SUBCONTRACTOR LIST

         The Approved Major Subcontractors List attached hereto as Exhibit I is preliminary, and may be amended in the following manner. In the case the need arises to add a Subcontractor to the Approved Major Subcontractors List, in
Contractor's opinion, Contractor shall propose such addition to Owner's
Representative in writing identifying the type of Work that could be subcontracted to such Subcontractor. Within 15 (fifteen) days after receipt of
Contractor's proposal, Owner's Representative shall have the right to advise
Contractor of any such potential Subcontractors to which it reasonably objects, together with the reasons for objection and may propose additional
Subcontractors based on his or her experience concerning such potential
Subcontractor. Contractor shall not add any potential Subcontractor to the list to which Owner's Representative so reasonably objects and shall give due consideration to adding to the list any Subcontractors proposed by the Owner's
Representative. If Owner's Representative fails to respond within such 15
(fifteen) day period, Contractor shall have the right to add said potential
Subcontractor to the list.

ARTICLE 20 - SUSPENSION

         20.1     RIGHT OF OWNER TO SUSPEND WORK

         Owner's Representative may suspend performance of the Work by
Contractor hereunder, in whole or in part, upon 10 (ten) days' prior written notice of such suspension to Contractor.

                                       58

         Such suspension shall continue for the period specified in the suspension notice.

         20.2     INITIAL PAYMENTS TO CONTRACTOR

         Provided that suspension does not arise as a result of a default on the part of Contractor under this EPC Contract or on the part of Supplier under the
Supply Contract, which has not been corrected, Contractor shall be entitled to be paid within 10 (ten) business days of its issuance of an invoice to Owner for all Work carried out up to the date of such suspension (excluding any work of correction) and for payments owing by Contractor to its Subcontractors for commitments made before such suspension which cannot be reasonably avoided.

         20.3     EXTENDED SUSPENSION

         In the event suspensions by Owner exceed 90 (ninety) days in the aggregate and provided that such suspensions do not arise as a result of default on the part of Contractor under this EPC Contract or on the part of Supplier under the Supply Contract, which has not been corrected, then Contractor may give notice to the Owner's Representative of permission to proceed within 28
(twenty-eight) days. If permission is not granted within that time, Contractor may terminate its obligations under this EPC Contract by so notifying Owner in writing and Contractor shall be entitled to be paid:

         (a)      the proportion of the EPC Contract Price consistent with the progress of the Work up to the date of suspension; and

         (b)      any costs reasonably incurred by Contractor which are
                  attributable to the suspension and termination of the Work, including cancellation charges owed to third parties; and

         (c)      loss of profit calculated at the rate of 9.5% (nine and
                  one-half percent) of the proportion of the EPC Contract Price which will remain unpaid following such termination.

                                       59

         20.4     RIGHT OF CONTRACTOR TO SUSPEND

         Subject to Section 6.3.7, Contractor may suspend performance of the
Work hereunder, in whole or in part, upon 10 (ten) days' prior written notice of such suspension where Owner has not paid any amount invoiced by Contractor unless Owner places any unpaid or disputed amount in an interest bearing escrow account for the sole benefit of and immediate payment to Contractor pending resolution of the Dispute in Contractor's favour. Any interest carried on any monies held in escrow shall be paid to the party in whose favour the Dispute is resolved.

         Such suspension shall continue for the period specified in the suspension notice.

         20.5     ADDITIONAL CHANGES RESULTING FROM SUSPENSIONS

         Provided that suspension does not arise as a result of default by
Contractor under this EPC Contract or by Supplier under the Supply Contract, the
EPC Contract Price shall be adjusted for costs reasonably incurred and profits on such costs at a fixed rate of 12% (twelve percent) as a result of the suspension (including without limitation costs for the purpose of safeguarding and/or storage, personnel, Subcontractors or rented equipment costs, demobilization and re-mobilization costs and increased costs or charges incurred for rescheduling) and the Scheduled Final Acceptance Date and all other dates and milestones herein by which Contractor's responsibilities are measured shall be adjusted to reflect any delays resulting from such suspension (including without limitation a period equal to the suspension period, a period for demobilization and re-mobilization plus any additional period required).

         If Contractor shall, solely in consequence of such suspension, be required to perform any obligations under the warranty at a time which exceeds the original schedule for warranty obligations which would have been applied if there had been no suspension, the additional cost of complying with the warranty obligations shall be added to the EPC Contract Price.

                                       60

         20.6     RESUMPTION OF WORK

         Upon receipt of notice to resume the Work in accordance with this EPC
Contract, Contractor shall examine the Project and the Work affected by the suspension.

         Contractor shall make good any deterioration or defect in or loss of such Project or Work that may have occurred during suspension, and costs incurred in making such examinations and making good and resuming Work shall be added to this EPC Contract Price, if suspension was not necessary by reason of a default on the part of Contractor which has not been corrected.

ARTICLE 21 - TERMINATION

         21.1     TERMINATION BY OWNER

                  21.1.1 Owner may, in its sole discretion, terminate the Work after the occurrence of one or more of the following events of default and if, following a written notice from Owner to cure such event of default, said event of default continues to exist for 10 (ten) days in the circumstances described in (a) and (b) below, and 30 (thirty) days in the circumstances described in (c)
and (d) below:

                           (a)      Contractor becomes insolvent or admits in
writing its  inability to pay its debts or makes an assignment for the benefit of creditors; or

                           (b)      Insolvency, receivership or bankruptcy
proceedings are commenced by or against Contractor; or

                           (c)      Contractor defaults in its performance under
a material  provision of this EPC Contract, provided, however, that Owner may not terminate this EPC Contract if, after notice of the event of default and prior to expiration of the thirty (30) day period set forth above, Contractor has commenced and is diligently pursuing efforts to cure such breach in accordance with a cure plan agreed upon between the parties.

                           (d)      Contractor defaults in its performance of
the Performance  Obligations as described below.

                                       61

For the purpose of this paragraph "Performance Obligations" shall mean: (i) the
Final Acceptance Performance Test (as repeated under Section 12.4) has established that the level of net electrical generating capacity of the Project equals or exceeds 34 (thirty four) MW, as corrected to the Design Conditions using the correction curves and formulas set forth in Exhibit D, as measured at the high voltage interface point defined in Article 1.4, number 5 of Exhibit A or (ii) Final Acceptance shall occur within 223 days of the Scheduled Final
Acceptance Date.

                  21.1.2 Notwithstanding anything expressed or to be implied to the contrary in this EPC Contract, in the event that the Supply Contract, or the
Supplier's employment under it, is terminated for any reason other than the breach of Owner there under, Owner shall be entitled to terminate this EPC
Contract forthwith upon notice to Contractor in writing.

                  21.1.3 Upon termination, Contractor shall deliver to Owner possession of the Work in its then condition, including Drawings and
Specifications and contracts with Subcontractors, and construction supplies and aids dedicated solely to construction of the Project. In the event of termination neither party shall be liable to the other hereunder except to the extent that obligations by their terms expressly survive termination.

                  21.1.4 In the event of termination as provided in Section
21.1.1, Owner shall have the right, at its sole option, to assume and become liable for any reasonable written obligations and commitments that Contractor may have in good faith undertaken with third parties in connection with the
Work, which obligations and commitments are by law or by their terms assumable by Owner. If Owner elects to assume any obligation of Contractor as described in this Section 21.1.4, then as a condition precedent to Owner's compliance with any subsection of this Article 21, Contractor shall execute all papers and take all other reasonable steps requested by Owner which may be required to vest in
Owner all rights, set-offs, benefits and titles necessary to such assumption by
Owner of such obligations. Owner agrees to indemnify and hold Contractor harmless against any liability under any obligations assumed by Owner pursuant hereto.

                                       62

         21.2     TERMINATION BY CONTRACTOR

                  21.2.1 Contractor may, in its sole discretion, terminate the
Work after the occurrence of one or more of the following events of default and if, following a written notice from Contractor to Owner to cure such event of default (copied to the Lender at the address specified in Section 24 below), said event of default continues to exist for 10 (ten) days in the circumstances described in (a) and (b) below, and 30 (thirty) days in the circumstances described in (c) below, and subject to Section 21.2.3:

                           (a)      Owner becomes insolvent or admits in writing
its inability to pay its debts or makes an assignment for the benefit of creditors; or

                           (b)      Insolvency, receivership or bankruptcy
proceedings are commenced by or against Owner; or

                           (c)      Owner defaults in its performance under a
material provision of this EPC Contract, including the obligation to make any payment hereunder; provided, however, that Contractor may not terminate this EPC
Contract if, for all cases except for the obligation to make or complete any payment, after notice of the event of default and prior to expiration of the 30
(thirty) day period set forth above, Owner has commenced and is diligently pursuing efforts to cure such breach in accordance with a cure plan agreed upon between the parties.

                  21.2.2 In the event of termination as provided in Section
21.2.1, Owner shall pay to Contractor a pro rata portion of the EPC Contract
Price consistent with Contractor's progress on the Project up to the date of
Owner's receipt of notice of termination plus any costs attributable to and incurred in terminating the Work, including cancellation charges owed to third parties, and compensation for loss of profit in the amount of 9.5% (nine point five percent) for the uncompleted portion of this EPC Contract Price.

                  21.2.3 In the event of the occurrence of one or more of the events of default, if, following Contractor's written notice to Owner and the
Lender to cure such default and before the close of the cure period in Section
21.2.1 above, Lender(s) provide written notice to Contractor of its/their intent to take over the Project and cure such event

                                       63

of default, the 30 (thirty) day cure period determined in Section 21.2.1 shall be extended by an additional 30 (thirty) days.

ARTICLE 22 - FORCE MAJEURE

         22.1     FORCE MAJEURE

                  (a) Force Majeure as used in this EPC Contract shall be an event beyond the control of Owner, Contractor or Supplier which either Owner or
Contractor (for purposes of this Section 22.1, the "affected party") is unable to prevent or provide against by the exercise of reasonable diligence and which materially affects the affected party's performance of its obligations under this EPC Contract, and shall include, but not be limited to, the following events:

         war, declared or not, or hostilities, or belligerence, blockade, revolution, insurrection, riot, expropriation, requisition, confiscation, or nationalization, export or import restrictions by any authorities, closing of harbours, docks, canals, or other assistances to or adjuncts of the shipping or navigation of or within any place, rationing or allocation, whether imposed by law, decree or regulation by, or by compliance of industry at the insistence of any governmental authority, or fire, unusual flood, earthquake, hydrothermal eruption, volcanic eruption, storm, lightning, tide (other than normal tides), tidal wave, perils of the sea, accidents of navigation or breakdown or injury of vessels, accidents to harbours, docks, canals or other assistance to or adjuncts of the shipping or navigation, epidemic, quarantine, strikes or combination of workmen, lockouts or other labour disturbances (except for strike or other labour disturbances by
         Contractor's employees), or governmental acts and decrees that in fact delay the Work or increase the cost of the Project.

                  (b) To the extent that the affected party is prevented from or delayed in complying with any of its obligations under this EPC Contract by reason of an event of Force Majeure, such obligation shall be suspended for the duration of the impact of such event upon the affected party.

                                       64

         22.2     ADJUSTMENTS TO DATES AND COST

         In the event Contractor is delayed by Force Majeure, or the cost of the
Work shall be increased, Contractor shall be entitled to an extension of time under Section 5.4 and the EPC Contract Price shall be increased to reflect the increase in the cost of the Work (including warranty) and added expenses incurred by Contractor including those described in Section 6.5.

         22.3     OWNER FAILURES

         Although not a Force Majeure event, Owner shall be responsible for any increased cost of Contractor, and Contractor shall be entitled to an extension of time under Section 5.4 and to adjustments to the EPC Contract Price under the terms of Section 22.2, due to the failure or delay of Owner (or its representatives, agents, subcontractors or suppliers other than Contractor and
Supplier and Contractor's and Supplier's Subcontractors, agents, and employees)
to meet its obligations under this EPC Contract, to the extent such failure or delay in fact delays the Work or increases Contractor's cost and/or due to a
Change in Law to the extent such change in fact delays the Work or increases
Contractor's cost.

         22.4     EXTENDED FORCE MAJEURE

         If circumstances of Force Majeure have occurred and shall continue for a period of 180 (one hundred and eighty) days then, notwithstanding that
Contractor may by reason thereof have been granted an extension of time for completion of the Work, either party shall be entitled to serve upon the other party 28 (twenty-eight) days written notice to terminate this EPC Contract. If at the expiry of the period of 28 (twenty-eight) days the Force Majeure event shall still continue then this EPC Contract shall terminate and Contractor shall be entitled to the payments contained in Subsection 21.2.2 except for compensation for loss of profit.

                                       65

         22.5     FRUSTRATION

         In the event of this EPC Contract being frustrated whether by Force
Majeure or by any other supervening event which may occur independently of the will of the parties, Owner shall pay to Contractor in so far as such items have not already been covered by interim payments made to Contractor, for all Work executed prior to the date of termination at the prices and rates provided in this EPC Contract and in addition:

                  (a) the sums payable in respect of preliminary items in so far as the Work or service comprised therein has been carried out or performed and a proper proportion as certified by the Owner's Representative of all such items;
and

                  (b) the cost of plant, goods and materials reasonably ordered for the Work which shall have been delivered to Contractor or of which
Contractor is legally liable to accept delivery, such plant, goods and materials becoming the property of Owner upon such payment being made by Owner.

ARTICLE 23 - CONFIDENTIALITY

         Any information disclosed by one party to the other ("the transferee")
incident to the performance of the Work which is designated in writing as proprietary is disclosed in confidence and the transferee shall restrict its use of such information solely to uses related to the Project or performance of this
EPC Contract. Contractor and Owner shall treat such information as private and confidential and neither of them shall transfer, copy, list or disclose the same or any particulars thereof without the previous written consent of the other, provided that nothing in this Article shall prevent the publication or disclosure of any such information that has come within the public domain otherwise than by breach of this Article.

ARTICLE 24 - NOTICES

         All notices and other communications required or permitted by this
Contract shall be in writing and shall become effective when delivered by hand
(including by messenger or courier) or received by telex, telecopier, facsimile, telegram or such other method of telecommunication capable of creating a writing, at the addresses set forth below or at

                                       66

such other addresses as the party receiving notice shall subsequently designate by written notice to the other party. Without obviating the obligation to timely provide such notice to both Contractor addressees set forth below, a notice or communication to Contractor hereunder shall become effective upon the first date of delivery to or receipt of such notice by either Contractor addressee set forth below.

         If to Owner:         Tuaropaki Power Company Limited
                              c/o Stretton & Co.
                              P. O. Box 214
                              Taupo
                              New Zealand
                              Attention:  Mr. Pat Brown
                              Fax: 64-7-378-2711

         If to Contractor:    Ormat Pacific Inc.,
                              New Zealand Branch
                              P. O. Box 1717
                              Taupo
                              New Zealand
                              Fax: 64-7-377-6235

         with copies to:      Robert E.Giles
                              Perkins Coie
                              1201 Third Avenue,
                              40th Floor,
                              Seattle, WA 98101-3099
                              Fax: 1-206-583-8524

         If to Lender:        Head of Project Finance
                              Westpac Corporate Finance
                              120 Albert St., Level 24
                              P.O. Box 934
                              Auckland, New Zealand
                              Fax: 64-9-367-3733

                                       67

ARTICLE 25 - MISCELLANEOUS

         25.1     APPLICABLE LAW

         Throughout the course of performance of this EPC Contract, the parties shall comply with all applicable Laws relating to this EPC Contract and its performance. This EPC Contract shall be interpreted under and governed by the laws of New Zealand.

         25.2     SEVERABILITY

         In the event that any of the provisions or portions, or applications thereof, of this EPC Contract are held to be unenforceable or invalid by any court of competent jurisdiction, Owner and Contractor shall negotiate an equitable adjustment in the provisions of this EPC Contract with a view toward effecting the purpose of this EPC Contract, and the validity and enforceability of the remaining provisions or portions, or applications thereof, shall not be affected thereby.

         25.3     AMENDMENTS AND WAIVERS

         This EPC Contract may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the party or parties against whom such change, amendment, or waiver is sought to be enforced.

         25.4     COUNTERPARTS

         This EPC Contract may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         25.5     ENTIRE CONTRACT

         This EPC Contract constitutes the entire agreement between the parties hereto relating to the subject matter hereof, and supersedes any previous agreements or understandings between the parties..

                                       68

         25.6     EFFECT OF WAIVERS

         Either party's waiver of any breach or failure to enforce any of the terms, covenants, conditions or other provisions of this EPC Contract at any time shall not in any way affect, limit, modify or waive that party's right thereafter to enforce or compel strict compliance with every term, covenant, condition or other provision hereof, any course of dealing or custom of the trade notwithstanding. The waiver by Supplier or Owner of any breach or failure to enforce any of the terms, covenants, conditions or other provisions of the
Supply Contract at any time shall not in any way affect, limit, modify or waive
Owner's or Contractor's right thereafter to enforce or compel strict compliance with every term, covenant, condition or other provision of this EPC Contract, any course of dealing or custom of the trade notwithstanding.

         25.7     REPRESENTATIONS

         By their execution hereof, the parties warrant that they are authorized to enter into this EPC Contract, that it does not conflict with any agreement, lease, instrument or other obligation to which either is a party or by which either is bound, and that it represents their valid and binding obligation, enforceable in accordance with its terms.

         25.8     HEADINGS

         The headings contained herein are not part of this Contract and are included solely for the convenience of the parties.

         25.9     PUBLICITY

         When reasonably practical, Owner shall acknowledge the role of
Contractor as the contractor of the Project and the use of the Ormat equipment in the Project in the press releases and other publications issued by Owner about the Project.

                                       69

         IN WITNESS WHEREOF, the parties have caused this EPC Contract to be executed as of the date first above written.

Contractor:                           Ormat Pacific Inc., New Zealand branch

                                      By: /s/ Connie Stechman
                                         -----------------------------------
                                      Name: Connie Stechman
                                           ---------------------------------
                                      Title: Assistant Secretary
                                            --------------------------------

Owner:                                Tuaropaki Power Company Limited

                                      By: /s/ S.J. Andrews  /s/ M.R. Kedian
                                         -----------------------------------
                                      Name: S.J. Andrews    M.R. Kedian
                                           ---------------------------------
                                      Title: Directors
                                            --------------------------------

                                       70

                                            EPC Contract - Mokai II, New Zealand

                                    EXHIBIT A
                                  SCOPE OF WORK

1.   BACKGROUND INFORMATION

     1.1  Scope of Work

          Contractor will undertake the design (including the specification of the Equipment and all other goods, materials and plant to be supplied by Contractor under this EPC Contract), engineering, procurement, delivery to the Project Site, construction, fabrication, installation, commissioning, start-up and testing of the geothermal project at the
          Project Site, that is capable of delivering the Guaranteed Capacity at the high voltage interface described in Section 1.4, number 5 below.

          The Project consists of a power plant and associated steam-field and electrical transmission systems.

          Without limiting the scope of the undertaking described above,
          Contractor currently plans to meet the undertaking by incorporating into the Project one Geothermal Combined Cycle Unit (GCCU) and one (1)
          brine driven Ormat Energy Converter (OEC) unit for converting geothermal energy into electrical energy, as well as all auxiliary systems necessary to operate the Project. The GCCU consists of a backpressure steam turbine and two (2) steam driven OEC units.

          Electricity generated by the power plant will be transmitted by modifying the existing high voltage transmission line from the Project
          Site to the MRP outdoor switchyard at Whakamaru, approximately 20 km to the northwest.

          Geothermal Fluid for the power plant will be supplied by Owner from three new production wells (named MK-A, MK-B and MK-C) to be drilled.
          It is assumed that the wells will be located about 1500 m each from the power plant. Spent fluids will be disposed of by reinjection into three (3) existing wells MK-4, MK8 and MK9. The drilling of production wells is excluded from the scope of Contractor's Work under the EPC
          Contract.

          The design and equipment configuration in Exhibit C at the date of execution of the EPC Contract is preliminary and not completed;
          therefore, the details of the Work, including flow diagrams, drawings, specifications, data sheets and other technical documentation, are subject to revision in accordance with the EPC Contract, which may result during the development of the detailed engineering.

          The presence or absence of any individual system component from
          Exhibits A or C shall not affect Contractor's undertaking to design, engineer, procure,

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-1)

                                            EPC Contract - Mokai II, New Zealand

          deliver, construct, fabricate, install, commission, start-up and test the Project as set forth in the EPC Contract (including this Exhibit
          A).

     1.2  Site Description

          The Project Site is located in Mokai, New Zealand, adjacent to the existing Mokai power plant As per attached Drawing No 7.011.00.388.0 in Exhibit C). Power plant exact location will be determined during detailed design.

          The power plant yard will have the approximate dimensions of 235 m x
          80 m, with an additional area, adjacent to the power plant, of approximately 150 m x 100 m to serve as a lay-down area during the construction period. The gathering and distribution systems for the
          Geothermal Fluid consist of steam, brine and bi-phase fluid piping running between the production wells, the power plant and the re-injection wells. An area of approximately 20 m x 20 m around each well will be used for the installation of wellhead equipment. An adequate area will be provided by Owner during the construction period for disposal of soil and construction debris.

     1.3  Environmental Data

          Contractor will undertake to design the Project so as to be capable of operating within the range of conditions detailed below.

--------------------------------------------------------------------------------
Ambient Air Temperature     (Degree)C     28 maximum
                                          -5 minimum
                                          12 average (design condition)
--------------------------------------------------------------------------------
Air Relative Humidity       %             83 average
                                          100 maximum
--------------------------------------------------------------------------------
Elevation Above Sea Level   M             490
--------------------------------------------------------------------------------
Atmospheric Pressure        bara          0.948
--------------------------------------------------------------------------------
Annual Rainfall             mm            1,556 average
                                          87 maximum recorded in 24 hours
--------------------------------------------------------------------------------
Prevailing Wind Directions                NW, SE
--------------------------------------------------------------------------------
Seismic Requirements                      The design will be according to the
                                          requirements of the New Zealand code
                                          NZ 4203 (1992) as appropriate
--------------------------------------------------------------------------------

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-2)

                                            EPC Contract - Mokai II, New Zealand

     1.4  Interface Data Summary

----------------------------------------------------------------------------------------------------------------
                   PARAMETER                              UNIT                            DATA
----------------------------------------------------------------------------------------------------------------

1.   Geothermal Fluid Supply

     1.1 Process Data
         a. Total flow (excluding cold brine)            t/hr                          450 - 620

         b. NCG (% of total flow)                    % by weight                         0 to 2

         c. Temperature                               (degree)C                        220 maximum

         d. Composition of NCG                                                Mainly CO2 and traces of H2S

         e. Condensate pH (at 25(0)C)                                                    4 to 5

         f. Brine Composition                                              As per Table #2 in Section 1.6.2 &
                                                                                       1.6.3 below

         g. Brine pH                                                                   4.5 to 5.5

         h. Wellhead pressure at design flow             bara                             19-23

         i. Well max. discharge pressure

         j. Cold brine supply from the                   bara                               67
            existing Mokai I  power plant

     1.2 Mechanical Data

         Type                                                                            Flanged

         Location                                                           At the downstream flange face of the
                                                                            production wellhead master valve

         Vertical thermal expansion                                         To be advised by Owner

----------------------------------------------------------------------------------------------------------------

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-3)

                                            EPC Contract - Mokai II, New Zealand

----------------------------------------------------------------------------------------------------------------
                   PARAMETER                              UNIT                            DATA
----------------------------------------------------------------------------------------------------------------

2.   Brine & Condensate Injection (including the flow of the Mokai I)

     2.1  Process Data

          Flow Rate                                      t/hr                        Nominal 1,424
                                                                               Maximum for design 1,670

          Injection Pressure                             bara                             10.0

     2.2  Mechanical Data

          Type                                                                          Flanged

          Location                                                       At the existing re-injection well pad
                                                                         (MK4, MK8 & MK9) interface connection
                                                                         flange ( supplied and installed by
          Vertical thermal expansion                                     Contractor)

----------------------------------------------------------------------------------------------------------------
3.   NCG Discharge

     Flow                                                t/hr            1.88

     Discharge point                                                     Discharge 5 meters above air cooled
                                                                         condensers

----------------------------------------------------------------------------------------------------------------
4.   Water Supply

     Location after Substantial                                          At power plant fence line excluding
     Completion                                                          water required for the stone piling.

     Location during construction                                        At power plant fence line
----------------------------------------------------------------------------------------------------------------

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                                     (A-4)

                                            EPC Contract - Mokai II, New Zealand

----------------------------------------------------------------------------------------------------------------
                   PARAMETER                              UNIT                            DATA
----------------------------------------------------------------------------------------------------------------

5.   Electrical

     High voltage interface                                              On the line side of Transpower's
                                                                         Whakamaru Substation 220 kV :

                                                                         o  Connection between disconnector
                                                                            Dis.232 and circuit breaker CB 232.

                                                                         o  Connection between disconnector
                                                                            Dis.232 and high voltage surge
                                                                            arrester terminal on high voltage
                                                                            side of transformer T8.

                                                                         o  High voltage bus connecting
                                                                            disconnector Dis. 252 to circuit
                                                                            breaker CB 232.

                                                                         o  High voltage CT 232-drop connection
                                                                            to the existing disconnector Dis.
                                                                            234.

                                                                         as per Drawing Number 0.002.95.641.0
                                                                         attached.

Power supply during construction                                         400 V 300 kW to the power plant
                                                                         boundary fence line to be provided by
                                                                         the Owner.

----------------------------------------------------------------------------------------------------------------

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                                     (A-5)

                                            EPC Contract - Mokai II, New Zealand

----------------------------------------------------------------------------------------------------------------
                   PARAMETER                              UNIT                            DATA
----------------------------------------------------------------------------------------------------------------

6.   Communication

     Speech capable link and dedicated (data                             To the existing system at Mokai I
     capable) digital telephone communications                           power plant.
     link.

     Data and communications inter-connections                           To the existing system at Mokai I
     and inter-panel wiring                                              power plant

                                                                         To the  existing  system  at  Mokai  I
                                                                         power plant

     Remote VDU terminal for interrogating the                           To power plant fence line
     power plant data acquisition system and
     printing data to a serial device

     Telephone connection during construction
----------------------------------------------------------------------------------------------------------------
7.   Right of Way

     Designated rights of way including to                               Provided by Owner
     power plant, geothermal pipe work and
     wells and transmission line route

----------------------------------------------------------------------------------------------------------------
8.    Site Definition

      Co-ordinates of:

      Power plant                                                        1012.50m N 4632.63 m E
      (Approximate - subject to detailed                                 932.50m N 4632.63 m E
      design).                                                           932.50m N 4867.63 m E
                                                                         1012.50m N 4867.63 m E
      Production wells:                                NZMG              To be determined later.

         MK-11
         MK-12
         MK-13

      Reinjection pipe connection:                                       To be determined later.

      Inside the power plant                                             To be determined later.
      At the re-injection well-pad                                       To be determined later.
----------------------------------------------------------------------------------------------------------------

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                                     (A-6)

                                            EPC Contract - Mokai II, New Zealand

----------------------------------------------------------------------------------------------------------------
                   PARAMETER                              UNIT                            DATA
----------------------------------------------------------------------------------------------------------------

9.   Access and Roads

     Access to Project Site                                              At construction site

     Access to land along the transmission  line                         At transmission structure sites.
     route for construction.

     Access to Whakamaru Substation                                      By arrangement with Owner and MRP.
----------------------------------------------------------------------------------------------------------------
10.  Voltage (at the point of connection to               kV             220 +/- 10%
     the Transpower grid) normal conditions

     following a contingent event                                        voltage to remain within +10 and -15%
                                                                         of nominal and not vary more than 5%
                                                                         from pre-event voltage; restoration to
                                                                         within limits specified in connection
                                                                         contracts in 30 minutes

     following an extended  contingency or                               no specified targets; restoration to
     other event                                                         limits specified in connection
                                                                         contracts as soon as practicable
----------------------------------------------------------------------------------------------------------------
11.  Frequency
     normal frequency                                      Hz            49.8 Hz to 50.2 Hz

     statutory limits                                                    49.25 Hz to 50.75 Hz

     contingent event                                                    48 Hz min; 55 Hz max; restoration to
                                                                         within statutory limits in one minute

     extended contingent event                             Hz            45 Hz min; 55 Hz max; restoration to
                                                                         within statutory limits in one minute
----------------------------------------------------------------------------------------------------------------
12.  Power Factor                                                        0,85 lagging
----------------------------------------------------------------------------------------------------------------
13.  Short-Circuit Current                                 kA            Max. prospective short-circuit for all
                                                                         voltage levels are 26 kA @ 3 seconds.

----------------------------------------------------------------------------------------------------------------

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                                     (A-7)

                                            EPC Contract - Mokai II, New Zealand

----------------------------------------------------------------------------------------------------------------
                   PARAMETER                              UNIT                            DATA
----------------------------------------------------------------------------------------------------------------

14.  Utility fault at Whakamaru 220 kV                     kA            31.5
     switchyard
----------------------------------------------------------------------------------------------------------------

All interface connections shall be made by Contractor unless specified otherwise.

     1.5  Design Conditions

          Contractor will undertake to design the Project so as to be capable of operating within the range of conditions detailed in Section 1.5
          Design Conditions

---------------------------------------------------------------------------------------------------------------
  Geothermal Fluid Specifications and Ambient Temperature for       Design Point            Design Range
                        GCCU/Brine OEC
---------------------------------------------------------------------------------------------------------------

Ambient temperature                                              12(Degree)C               2 - 22(Degree)C
Geothermal Fluid pressure (at wellhead)                          21 bar a                  19 - 23 bar a
Steam flow excluding NCG (after separator)                       188 t/hr                  150 - 220 t/hr
Hot Brine flow                                                   349 t/hr                  300 - 400 t/hr
Hot Brine temperature (after separator)                          207.6(Degree)C            195 - 215(Degree)C
Brine and Condensate exit mixture temperature.                   96.7(Degree)C             110 - 90(Degree)C
NCG % by weight of steam flow                                    1.0%                      0 - 2%
Chemical Composition                                             Mostly CO2 and traces     Mostly CO2 and
                                                                 of H2S                    traces of H2Sand As
                                                                                           per Section 1.6.
                                                                                           below

Cold Brine flow                                                  560 t/hr                  500-600
Cold Brine temperature at the interface point                    143(Degree)C              138-148 (Degree)C
Cold Brine Chemical composition                                  As per Mokai I spec       As per Mokai I spec
Maximum operating current of the 110 kV T-Line                                             Max 590 A
-----------------------------------------------------------------------------------------------------------------
                         *Note: Correction Curves will cover the Design Range

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                                     (A-8)

                                            EPC Contract - Mokai II, New Zealand

     1.6  Geothermal Fluid Composition

          The following tables present the chemical composition of the geothermal streams.

          1.6.1 Steam Condensate Chemical Analysis

                                     TABLE 1

                                                      (Concentrations in mg/kg)

Sodium (Na)                                                 0.1
Potassium (K)                                               (less than)0.04
Calcium (Ca)                                                (less than)0.05
Iron (Fe)                                                   0.1
Magnesium (Mg)                                              (less than)0.01
Cloride (Cl)                                                0.2
Sulphate (SO4)                                              15
Boron (B)                                                   0.8
Silica (SiO2)                                               0.1
Hydrogen Sulfide (H2S)                                      40
Ammonia (NH3)                                               1.80

          1.6.2 Brine Chemical Analysis

                                     TABLE 2

                                                      (Concentrations in mg/kg)

Sodium (Na)                                                 up to 1,700
Potassium (K)                                               up to 450
Calcium (Ca)                                                up tp 11
Magnesium (Mg)                                              (less than)0.1
Cloride (Cl)                                                up to 3,000
Sulphate (SO4)                                              up to 16
Bicarbonate (tHCO3)                                         up to 40
Boron (B)                                                   30
Silica (SiO2)                                               up to 900
Hydrogen Sulfide (H2S)                                      1 to 2
Ammonia (NH3)                                               0.4 to 0.6

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                                            EPC Contract - Mokai II, New Zealand

          1.6.4 Fluid Quality

                a    Steam Quality

                     The Project steam system will be designed to at least meet the standards set forth in the table below:

--------------------------------------------------------------------------------
Steam dryness                                    Not less than 99.98%
--------------------------------------------------------------------------------

Dissolved solids in steam not to exceed:                mg/kg
--------------------------------------------------------------------------------

                  Chloride (Cl)                          0.3
--------------------------------------------------------------------------------

                  Iron (Fe)                              0.1
--------------------------------------------------------------------------------

                  Silica (SiO2)                          0.3
--------------------------------------------------------------------------------

                  Sulphate (SO4)                         0.1
--------------------------------------------------------------------------------

                  Total Dissolved Solids (TDS)           0.5
--------------------------------------------------------------------------------

                b.   Brine Quality

                     Total Suspended Solids (TSS) in brine [ppm] 10

     1.7  Design Life

          The design life of the Project will be 25 years

     1.8  Availability

          The Project will be designed and constructed so that, with proper operation and maintenance and an adequate supply of spare parts at the
          Project Site, the Project, under Design Conditions, will be capable of producing electricity 94% of the time on an annual basis.

     1.9  Power Plant Start-up Duration

          The time required to start-up the power plant depends on the length of time

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                                            EPC Contract - Mokai II, New Zealand

          that the power plant was shut down, and the status in which the wells and the steam field were kept. The lengths of time required are:

          System Status                            Time Required to Synchronize
          -------------                            ----------------------------

          Separation system in operation           2 hour

          Production wells kept hot
          by the flow to the wellhead pit
          via the small valve located
          below the master valve                   6 hours

     1.10 Islanded Operation

          The Project will be designed to enable islanded operation for the
          Project according to the following conditions:

          - Maximum speed rise                     13%
          - Maximum speed variation                1.5 - 2%
          - Maximum load change loading
          - Steam turbine                          ~ 3 MW/min
          - Organic turbines                       ~ 1 MW/min

     1.11 Design Standards

          The design and construction of the Project will be in accordance with the following list of standards:

          Pipe-work                                  ANSI B 31.1&3; AWWA; MSS
          Pressure vessels & heat exchangers         ASME, TEMA C, NZ Standard
          Design loads for buildings                 NZS 4203
          Steel structures                           NZS 3404
          Valves                                     API; ANSI; MSS
          Concrete construction                      NZS 3109
          Fire protection                            NZ Code
          Electrical                                 NZ. Electricity Regulation
                                                     IEEE. NEMA, IEC

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

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                                            EPC Contract - Mokai II, New Zealand

          Control and instrumentation                NZECP 24 in Hazardous
                                                     classified areas; IEC or
                                                     other standard as used and
                                                     accepted in similar
                                                     classified areas in
                                                     projects under NZ law

          Transpower requirements                    The rules of new
                                                     [Arrangements] - Commerce
                                                     Commission Application
                                                     06.12.01

                                                     Part C Sec. III p.p. 1-26

          All standards used in the performance of the Work shall be submitted to the Owner's Representative for review in accordance with Section
          9.4 of the EPC Contract.

     1.12 Materials Standards

          The following materials will be as specified below, or equal, according to the specifications.

          Pressure vessels                        - C.S. A516 or St.St.

          Two phase, steam and brine              - C.S. A53B or API 5LB

          Seal water                              - St. St. 304L or acrylnotril
                                                    or Butadiene styrene (ABS)

          Condensate                              - FRP or St.St. 316L or ABS

          Reinjected brine and condensate mix     - C.S. A53B or API 5LB

          Non condensible gas                     - St. St. 316L or FRP

          Fire main                               - PVC or ductile iron or C.S.

          Instrument air headers                  - Carbon steel( HDG)

          Instrumentation tubing                  - St.St. 316L

2.   DESCRIPTION OF CONTRACTOR'S WORK

     2.1  Introduction

          The Work to be performed by Contractor includes, but is not limited to, that described in this Section 2. The Work to be performed by
          Contractor does not include the scope provided by Owner as specifically identified in Section 3 below:

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                                            EPC Contract - Mokai II, New Zealand

          2.1.1 Engineering

                Perform the conceptual design, detailed engineering, shop
                drawings, equipment specification for the following areas:

                -    Civil, architectural, piling and earth moving

                -    Mechanical work of the Project

                -    Electrical work of the Project

                -    Geothermal Fluid gathering, distribution and disposal
                     system

                -    Modification of 110 kV overhead transmission line

                -    Two new substations, one in Mokai II and one in Whakamaru

          2.1.2 Construction Support Activities

                o    Working schedule

                o    Procurement and expediting

                o    Shop and jobsite inspection

                o    Transportation services

                o    Receiving and storing

                o    Field organization

                o    Overall supervision and general management

          2.1.3 Construction and Quality Assurance

                Contractor shall perform the construction and Quality Assurance work in the following areas:

                -    Civil, architectural, earth moving, piling and foundation
                     work within the power plant site, including construction
                     surveys

                -    Mechanical work within the Project Site

                -    Electrical work within the Project Site

                -    Gathering and distribution system

                -    Balance of Work necessary to construct and complete the
                     Project

                -    Construction of additional reinjection line from the power plant to the reinjection wellpad interface connection
                     flange (excluding drilling of reinjection wells).

                -    Construct two new substations, one in Mokai II and one in
                     Whakamaru

          2.1.4 General Assistance

                Including start-up through to Final Acceptance and training as provided in Section 3.1(m) of the EPC Contract.

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                                            EPC Contract - Mokai II, New Zealand

     2.2  Engineering

          2.2.1 Conceptual Design

                o    Piping and instrumentation diagrams (P&ID) with sufficient connections for testing and recording.

                o    Line sizing

                o    Electrical single line diagrams for main power lines
                     covering high, medium and low voltage systems and DC
                     systems.

                o    Electrical single line diagram for the transmission line
                     between the brine OEC unit and the GCCU unit.

                o    Control logic diagrams

                o    General plant layout

                o    Building general layout

                o    Specifications and data sheet for major items of equipment.

          2.2.2 Detailed Engineering

                o    Conduct surveys, calculation and analysis and preparation
                     of drawings, specifications and instructions for the
                     construction of the Project.

                o    Prepare equipment specification, sizing and detailed
                     definition for procurement and quality assurance for the
                     Project.

                o    Prepare bill of materials.

                Contractor will receive all Equipment O&M manuals, drawings and specifications and will combine them with the manuals, drawings, specifications and instructions for the construction of the
                Project.

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                                            EPC Contract - Mokai II, New Zealand

     2.3  Construction Support Activities

          Contractor shall undertake and complete all the Work as described in
          Section 4 herein and provide construction services including all required labor, equipment, materials and consumables necessary for construction activities as well as complete field technical construction administration and coordination to complete Final
          Acceptance. Work closely with vendors and suppliers to support the construction activities with critical construction schedule requirements.

          2.3.1 Working Schedule

                2.3.1.1  Within forty-five (45) days after execution of the EPC
                         Contract, Contractor shall submit to Owner a updated
                         schedule (the "Project Schedule") setting forth
                         forecast dates for performance of the various
                         activities of the Work which shall comply with the
                         Payment Schedule set forth in the EPC Contract.

                2.3.1.2  The Project Schedule shall provide a complete sequence and schedule for performance of the Work and all
                         activities with respect thereto. The schedule and list
                         of activities shall include (but is not limited to):

                         a) The order and interdependencies of the activities of
                            the Work and the major points of interface or
                            interrelation with the activities of others;

                         b) The time required for engineering;

                         c) The time required for procurement, delivery and
                            erection of the Equipment;

                         d) The critical path (or paths).

                2.3.1.3  Contractor will submit monthly reports to Owner or the
                         Owner's Representative to give the best estimated time
                         to completion and demonstrate that all reasonable
                         measures are being taken to maintain that schedule. A
                         copy of the Project Schedule, showing current Work
                         progress, shall be included in each monthly report.

                2.3.1.4  Contractor will attend formal Project meetings with
                         Owner or the Owner's Representative every 3 (three)
                         months during the course of the Work until Final
                         Acceptance in order to review the progress of the Work,
                         to address any problems that may have arisen or have
                         been identified, and for general

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                                            EPC Contract - Mokai II, New Zealand

                         coordination. The time and place for each meeting will
                         be subject to mutual agreement.

                         During the period where Project designs are being
                         prepared, Owner may call for more frequent meetings (as
                         often as every 6 (six) weeks), and Contractor will
                         comply. Owner undertakes to use this provision in a
                         reasonable manner.

                         Once Contractor has established on the Project Site and
                         commenced construction activities, Contractor and
                         Owner's Representative will hold regular site meetings.
                         The frequency of the meetings will be decided between
                         Contractor and Owner's Representative depending upon
                         the requirements of the Project, but will not be less
                         than once per month.

          2.3.2 Procurement and Expediting

                2.3.2.1  Specify the Equipment. Contractor shall procure all additional equipment and materials necessary to
                         construct and complete the Work.

                2.3.2.2  Periodically, Contractor shall contact its
                         Subcontractors and vendors to determine status of each
                         order. Assist vendors in expediting critical materials
                         and equipment as required to maintain overall delivery
                         schedules.

                2.3.2.3  Coordinate corrective action in the event of
                         foreseeable delays.

                2.3.2.4  Assist vendors of major equipment in the arrangements of special transportation, handling, and locating of
                         critical items of material and equipment when required
                         to maintain schedule.

          2.3.3 Shop Inspection

                2.3.3.1  Inspect pre-fabricated and purchased equipment and materials during fabrication in the vendor's shops.

                2.3.3.2  Develop qualified vendors list to include the surveying of prospective vendors and maintenance of files to show
                         organization, qualification, vendor quality control
                         programs, fabrication facilities and equipment.

          2.3.4 Transportation Services

                Transport, handle, receive, insure and protect the Equipment and
                Contractor supplied equipment and materials, from the port of origin,

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                                            EPC Contract - Mokai II, New Zealand

                to the Project Site, unload, empty and transport empty
                containers back to the port.

          2.3.5 Field Organization/Operations

                2.3.5.1  Provide a site management team in the capacities of general and construction managers, and supervisory
                         personnel in all trades (civil, electrical and
                         mechanical), administration, procurement and receiving,
                         personnel, quality assurance and other special
                         technical personnel. The personnel will be responsible
                         for field construction supervision, field engineering,
                         field inspection, local procurement, planning and
                         scheduling, cost control, safety and field
                         administration.

                2.3.5.2  Provide all direct labor, supplementary labor,
                         journeymen, foremen, supervisory, and management
                         personnel to carry out the Work. Contractor's work
                         force shall be adequate to properly supervise and
                         perform the Work.

                2.3.5.3  Provide all construction equipment and tools required for construction and Project Site maintenance.

                2.3.5.4  Maintain construction job procedures and detailed construction planning and scheduling. Maintain planning
                         and scheduling control responsibility throughout the
                         performance of the Work.

                2.3.5.5  Provide reasonably necessary safeguards at the Project
                         Site for the protection of the Work, the Project, and
                         all persons and other property related thereto.

                2.3.5.6  Establish a safety program which will include:

                         o  Written safety procedures, which will ensure that
                            the requirements of Part 11 (Duties relating to
                            Health and Safety in Employment) of the Health and
                            Safety in Employment Act 1992 are complied with.

                         o  First-aid facility with arrangement for emergency
                            medical treatment for Contractor's and Owner's
                            employees.

                         o  Record and notify accidents in accordance with Part
                            iv of the HSEA.

                         o  Site personnel practice procedures and formulation
                            of safety policy, and codes in accordance with the
                            provisions of section 111 of the HSEA.

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                                     (A-17)

                                            EPC Contract - Mokai II, New Zealand

                2.3.5.7  Establish field inspection facilities to perform the following tests and activities:

                         o  Construction survey

                         o  Soil compaction and concrete tests

                         o  Welders qualification tests

                         o  Piping hydrostatic and pneumatic tests

                         o  Electrical ground detection Hi-pot tests, megger
                            tests

                         o  Non-destructive inspection testing (NDT) (i.e.,
                            x-ray, ultrasound)

     2.4  110 kV Transmission Line Interconnection

          Contractor will be responsible for the engineering design, procurement, , modification of the existing line, testing, commissioning and certification of the proposed modified 126 MVA capacity, 110 kV AC overhead transmission line interconnection between the Mokai Geothermal Power Station site and the existing Whakamaru 220
          kV Outdoor Switchyard facilities located some 20 kilometers distant north west from Mokai Village, near Taupo, New Zealand.

     2.5  Operation Readiness

          Contractor shall install and erect all equipment and subsystems so that they are mechanically completed and ready for testing.
          Contractor's responsibility will include the initial fill-up of oils and lubricants, fuels (fuel tanks for diesel generator ), and pentane in OECs and storage tank (lubricants, fuels and pentane will be supplied by Owner as part of the Equipment supply from Supplier).

3.   OWNER SCOPE

     The following equipment, documentation and services shall be supplied by the Owner:

     3.1  Equipment

          All Equipment shall be furnished FOB from the port of Supplier's choice outside of New Zealand and shall be transported by Contractor to the Project Site. Equipment shall be placed in containers or shipped as loose items, all as per Supplier's directions. If Supplier opts to furnish part of the Equipment from New Zealand origin, it will be supplied ex-Works, New Zealand and

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                                     (A-18)

                                            EPC Contract - Mokai II, New Zealand

          Contractor will transport it to the Project Site.

          The following is the list of Equipment:

          o    Steam turbogenerator with auxiliary system (qty 1)

          o    Steam driven OECs (qty2)

          o    Brine driven OECs (qty 1)

          o    Power and control shelters including HVAC system (qty 3)

          o    All OEC internal piping and valves and fittings

          o    Working fluid for initial fill

          o    Shed over OEC turbogenerator skid (qty 3)

          o    Initial Spare Parts

          o    Layout drawings, specifications and installation instruction for all Equipment

          o    Supervision of Equipment installation

          o    Start-up and testing assistance

          o    Operation and Maintenance Manuals

     3.2  110 kV Overhead Transmission Line

          Owner will be responsible for the permit activities, consents and access and supply connection agreements for the following associated works and establishment costs concerning the Project.

          o    Provision of legal land easement and rights of access over the proposed 110 kV Transmission Line Route crossing private
               farmlands, public reserves land, regional and local authority roadways and berms. Contractor shall respect the particular conditions of such land access approvals. Contractor acknowledges that there may be some restrictions of vehicular or other types of access to portions of such route, but Owner confirms that there will be access sufficient to permit the completion of the transmission line Work.

          o    Provision for the establishment and maintenance of suitably graded access roading over private and public reserve lands, gateways and fenced farmland along the 110 kV Transmission Line
               Route.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-19)

                                            EPC Contract - Mokai II, New Zealand

               These works would include all surveying, stormwater drains and run-off culverts, traffic signage and safety barrier
               constructions necessary to meet minimum off-road driving
               conditions in bad weather and poor driving visibility
               particularly for heavy vehicle haulage requirements and main road intersections.

          o    Provision for permit consent approval to modify construct, operate, maintain and periodically inspect the existing 110 kV
               Electric Transmission Line over Public land and roadways and the clearing away of trees and vegetation within a safe working distance of the proposed 110 kV Transmission Pole-Line alignment.

          o    Provision for a 400 volt AC; three phase; 250 A capacity,
               temporary construction power supply at the proposed new 220
               kV/110 kV Substation to be built on vacant land adjacent to MRP
               Whakamaru Hydro-Electric Power Station and down from the
               Whakamaru 220 kV Outdoor Switching Station.

          o    Provision for a detailed geotechnical survey and investigation report on the soil compaction suitability to establish a major substation and transformer installation at any site excluding the proposed Whakamaru and Mokai ground site. This geotechnical survey report may also include sample electrical resistivity measurements to confirm automatic ground fault relay protection design calculations and expected maximum step potential rise values during either phase to earth faults and possible lightning strike incidents.

     3.3  Other Responsibilities

          Supply of Geothermal Fluid at the interface point. Owner will make its best efforts to ensure that the supply of Geothermal Fluid at the interface point is free from drilling fluids and debris by conducting vertical discharges of the production wells (within the constraints of the Resource Consents) but on not less than ten (10) consecutive days, prior to delivery of the fluid to Contractor.

          o    Rights of way for access roads and the access roads to the power plant, lay-down area, wellheads, and along gathering and
               reinjection piping

          o    Access to Whakamaru Substation

          o    Fences other than the fencing supplied by Contractor pursuant to
               Section 4.3.3 below

          o    Thermal and mechanical design, supply and installation of
               wellhead and the wellhead master valves for the new production wells.

          o    Environmental monitoring system and associated Services

          o    Provision of a collecting pit adjacent to each production well to collect geothermal fluid for well discharge.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-20)

                                            EPC Contract - Mokai II, New Zealand

          o    Plant water supply at the specified interface points

          o    Telephone lines to site for speech and dedicated data compatible digital connection to network.

          o    Data and communications inter-connections and inter-panel wiring

          o    Remote VDU terminal for interrogating the power plant data acquisition system and printing data to a serial device

          o    Telephone connection during construction

          o    NCG abatement system, NCG compression and injection, or any other treatment of the NCG, if needed to meet consent requirements.

          o    NCG atmospheric dispersion modeling and design, if required.

          o    Provide power supply during construction period at the power plant site

          o    Geothermal Fluid receipt at the specified reinjection interface point.

          o    Provision of the Project Site area, wellheads areas, pipe
               corridors and laydown area.

          o    Provision of an adjacent area for disposal of surplus fill and construction debris.

          o    Supply of survey monuments.

          o    Any cleaning, painting or other repairs if needed to the new wellheads.

          o    Wellhead supporting structures to the new wellheads.

          o    Any monitoring or environmental assessment or reporting as may be required by the Project consents.

          o    Operating personnel for training and to assist Contractor with testing under Contractor's supervision and control.

          o    Provide the engineering, material procurement, equipment
               mobilization and demobilization, consumable materials, labor and supervision for the drilling of three (3) production wells to allow production of geothermal fluid at the flow rate as stated
               in Article 1.4 of this Exhibit A. Each well will be located at a maximum distance of 1,500 m from the power plant and with a maximum distance of 1,000 m between the wells. Any variation to these distances will result in a price reduction or increase respectively and as the case may be, at a rate of US $ 525 per meter pipe.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-21)

                                            EPC Contract - Mokai II, New Zealand

4.   CONSTRUCTION - DETAILED DESCRIPTION OF AREAS OF WORK

     4.1  General

          Contractor shall perform or cause to perform all of the earth work and the civil, electrical and mechanical work required in the construction of the Project as outlined by the general description of areas of
          Work, the Drawings and Specifications, vendor drawings, technical information or any other documents furnished, including drawings, sketches, or submittals issued for clarification of work included herein or that may be furnished throughout the course of the Work.
          Contractor will also clean up the construction areas at the Project
          Site at the end of the construction period.

     4.2  Earth Work - Power Plant Site Preparation

          o    Survey and stake out (from the monuments provided by Owner)

          o    Provide temporary facilities for the construction period

          o    Earth work layout, , leveling, compacting, cut and fill and borrowed fill for the power plant site.

          o    Construct stone column piles in the power plant area and
               separation system area.

          o    Excavation and trenching, bedding compaction and back fill borrowed fill for underground piping, electrical conduits, and electrical cables.

          o    Excavation, compaction and back fill for concrete foundations, concrete supports building foundations, slabs or any other concrete work.

          o    Final grading of the power plant surface

          o    Supply and construct all underground sleeves for pipe road crossings (for drainage purposes)

          o    Grading, leveling, sloping, build ditches and swales and perform any other earth work required for the power plant site drainage system.

          o    Excavation and selected fill for site drainage system, sanitary and septic underground water sewer, and other plumbing system.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-22)

                                            EPC Contract - Mokai II, New Zealand

     4.3  Civil - Power Plant Site & Gathering System

          4.3.1 Concrete

                Concrete work including without limitation, formwork, rebar and mesh, standard exterior waterproofing, grouting, pre-casts, sealants, joints, pouring, curing and all other related Work.

                o    Concrete foundations and slabs including supply and
                     installation of all embedded plates, conduits and anchor
                     bolts for all the mechanical, electrical and other
                     equipment in the power plant.

                o    Concrete slabs and foundations including embedded plates
                     and anchor bolts for all buildings and sheds, and
                     miscellaneous structures.

                o    Concrete foundations for pipe supports including the
                     embedded plates and anchor bolts.

                o    Supply and install all sleeves, anchor bolts and embedded
                     plates in the concrete foundations.

                o    Perform grouting work using special cementations non-shrink adequate grout for steam turbine generators, OEC turbine
                     generators and all of the rotating equipment. Also perform grouting work under all structural steel and other
                     equipment, as required per specifications.

                o    Concrete foundations for fence and gates and cable
                     trenches.

          4.3.2 Structural Steel

                o    Install power plant site structural steel.

                o    Install handrails, grating, ladders, cages and walkways.

                o    Install secondary steel for pipe/ductwork.

                o    Install pipe supports, including piping for steam turbines and OEC.

                o    Prime and finish paint of steel including touch-up paint.

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                                     (A-23)

                                            EPC Contract - Mokai II, New Zealand

          4.3.3 Fencing

                Construct permanent fencing (cement block or chain link fence as will be required) with gates around power plant site and
                production well pads.

     4.4  Buildings and Sheds

          4.4.1 General

                Contractor shall provide and erect the power plant buildings, including required engineering and detailed design. The building
                Work will include masonry, roofing, internal partitions, metal sheets, steel or concrete columns, acoustic ceilings and
                painting.

                Install the electrical and utility systems in the buildings, including lighting, outside and inside receptacles.

                Install domestic water, sanitary and plumbing, and air
                conditioned filtered air system in control room.

          4.4.2 Building Work

                The building work consists of the following:

                o    Control building The control will be steel framed or wood
                     building. Interior walls will be metal or wood stud framed with gypsum board covering. Floors will have heavy duty
                     vinyl flooring material laid.

                o    Workshop building: The building will be uninsulated
                     (besides roof ) steel framed or wood building including
                     doors, louvers and windows.

                o    Steam turbine building: This building will be a steel
                     framed building with Aluminum cladding and roof insulation.
                     There are no interior partitions or finishes, except in the power and control room interior portion of the building.
                     The building will be structured for and include columns and beams to carry 20+3 ton overhead crane.

                o    Install sheds over high-voltage switchgears.

                o    Install sheds over the OEC generating power train
                     (Turbogenerator train)

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-24)

                                            EPC Contract - Mokai II, New Zealand

     4.5  Mechanical Work - Power Plant Site

          4.5.1 General

                Contractor shall perform all the mechanical work within the area of the power plant site including GCCU, OECs and other equipment installation, as well as piping for steam, brine, condensate, non-condensible gases (NCG), motive fluid, compressed air and fire protection system.

                Detailed description of the mechanical work in the various areas is described below.

          4.5.2 OEC

                Erect, install, assemble and test of the OECs. This equipment consists of vaporizers, preheaters, recuperators (if applicable)
                demisters, air cooled condensers, motors, feed pumps and motors, binary turbines, filters, supports, control valves, pressure relief valves, generators, turbine oil pumps, level gauges, collectors, expansion bellows, restraints, rupture discs, pipe supports, accumulator, flanges, shims, tubing, tube fittings, pipes and pipe fittings, structural steel, gaskets, bolts, paint, insulation, instrumentation, coupling, seals.

                Contractor shall receive all equipment and materials
                disassembled and packed in separate boxes. Contractor's
                responsibility shall include the installation, connection, initial and final, alignment of the turbinegenerator, seal and bearings oil system, feed pumps and all other mechanical systems and equipment which require millwright work.

                a.   Contractor will assemble all heads and other accessories on vaporizers, preheaters and recuperators (if applicable).
                     Contractor will also install and weld separator over the
                     vaporizer (if applicable).

                b.   Contractor shall install all insulation for the OEC heat
                     exchangers.

                c.   The air cooled condensers consist of the following: fan
                     blades and hubs, fan supports and bearings, motors, belts, motor drives, structural steel, bolts, tube-fin exchangers with frames, flanges, fan decks, air boxes, fan shrouds,
                     belt guards, sheaves, bushings, keys, shafts, belt guards, lube lines, manual valves, blind flanges, collection
                     headers, outlet headers, supports, base plates, all of
                     which will come in separate boxes.

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                                            EPC Contract - Mokai II, New Zealand

                d.   Contractor will weld, install, connect, finish, paint and
                     test prefabricated interconnecting pipes.

                e.   Initial fill-up of equipment with oils, lubricants, and
                     pentane.

                f.   Perform pressure and vacuum tests according to relevant
                     specifications.

          4.5.3 Steam Turbine

                a.   Erect, install, assemble and perform initial and final
                     alignment of the back pressure steam turbine including the generator and the excitation system. This Work includes
                     motors, pumps, filter, supports, valves, instrumentation,
                     ducts and piping, pipe supports, pipe fittings and pipe
                     accessories, insulation, guards, covers.

                b.   The steam turbine will be provided in three major
                     components:

                     o    Steam turbine skid, including lube oil system.

                     o    Generator and excitation system

                     o    Related valves, controls and other accessories (not
                          assembled together, supplies as loose items).

                     Contractor shall perform initial and final alignment of the turbine &generator in accordance with Vendor's written
                     instructions.

                c.   Perform tests of turbine system according to relevant
                     specifications, including pressure tests for leak checks.
                     Contractor will also flush the lubrication and oil system
                     including all related piping and clean field-installed
                     lines.

                d.   Erect, install and test cooling auxiliary system including piping, coolers, fans, pumps and all other required
                     equipment and materials.

                e.   Apply top layer of paint on equipment and piping of
                     un-insulated or exposed steel surfaces.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-26)

                                            EPC Contract - Mokai II, New Zealand

          4.5.4 Fire and Water Distribution System

                o    Supply, install, connect to the existing system and test
                     the new fire water piping system including pipe, fittings, drains, vents, manual and control valves, instrumentation, supports and paint completion.

                o    Supply, install and test plant water distribution piping
                     system including to and from the fire water tank, through
                     and including the water distribution system. The Work
                     includes pipe, fittings, drains and vents, manual and
                     control valves, instrumentation, supports and paint
                     completion.

                o    Initial fill-up with water of fire water piping.

          4.5.5 Gathering and Reinjection System

                4.5.5.1 Bi-phase Piping

                        Supply and install bi-phase (steam and brine) pipes from
                        the three existing production wells (named MK-A MK-B and
                        MK-C) to the separator located at the vicinity to the
                        power plant, including pipe supports, valves, fittings,
                        expansion loops, insulation and prime painting and all
                        necessary instrumentation, control and protection
                        equipment

                        Supply and install start-up and emergency vent
                        structures (if required).

                        Design the piping detail at each of the production
                        wellheads to readily permit regular downhole
                        measurements and flow test to be conducted on each well
                        through 100 NPS valve with RJ flange connection located
                        on top of the wellhead tree without the need for
                        dismantling or rearranging of any piping or fixture.

                4.5.5.2 Separation System

                        Supply and install in the separation area, a steam/brine
                        separation system consisting of a separation vessel and
                        brine collection vessel, all with valves, internal
                        piping and instrumentation as required.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-27)

                                            EPC Contract - Mokai II, New Zealand

                4.5.5.3 Brine and Steam Piping

                        Supply and install brine and steam piping from the
                        separator to the power generation units, including pipe
                        supports, valves, fittings, expansion loops, insulation
                        and prime painting and all necessary instrumentation,
                        control and protection equipment.

                        Connect the existing steam supply line downstream Mokai
                        I separator with the new steam supply line down stream
                        of the separator, enabling the Owner to divert steam
                        from one geothermal field to the other. This operation
                        will be manual.

                        Contractor will provide provisions for future connection
                        of the brine supply with Mokai I..

                        Supply and install suitable provision for measuring
                        steam quality.

                4.5.5.4 Reinjection System

                        For reinjection of mixed brine and condensate, supply
                        and install pipeline from the power plant to the
                        reinjection wells, including pipe supports, valves,
                        fittings, expansion loops and insulation,

                        All pipes are carbon steel.

          4.5.6 Miscellaneous Piping Systems and Mechanical Work

                        This section covers the piping for steam, brine,
                        condensate, NCG, motive fluid, compressed air and diesel
                        generator systems as well as other remaining mechanical
                        Work for the Project Site

                4.5.6.1 Geothermal System

                        o   Supply, install, make clean of construction debris,
                            flush and test the steam, brine and condensate
                            piping in and between the power plant fence to the
                            separation system, and the GCCU unit including the
                            necessary and pertinent pipe fittings, manual and
                            control valves, traps, vents, drains, flow elements,
                            pressure relief valves, rupture discs,
                            instrumentation, flanges, gaskets, bolts, structural
                            steel, pipe supports, painting, and insulation.

                        o   Assist the Owner to clean the sand, rock and debris
                            from the Geothermal Fluid from the production wells
                            for an initial cleaning period, after vertical
                            discharge.

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                                     (A-28)

                                            EPC Contract - Mokai II, New Zealand

                            The cleaning will be done by running the Geothermal
                            Fluid through a local muffler dedicated to cleaning
                            purposes and wellhead overpressure protection.

                4.5.6.2 Motive Fluid System

                        o   Supply, install, make clean of construction debris,
                            flush and test motive fluid system including: the
                            motive fluid storage tank, the motive fluid pump and
                            piping to and from each OEC vaporizer, condenser,
                            recuperator, preheater or superheater (if
                            applicable) including, but not limited to, the
                            necessary and pertinent pipe fittings, manual
                            valves, pressure relief valves, flanges, level
                            gauges, instrumentation, vents, drains, supports,
                            structural steel, painting, underground pipe
                            coating, bolts and gaskets.

                4.5.6.3 Compressed Air System

                        o   Supply, install, make clean of construction debris,
                            flush and test instrument compressed air system -
                            from and including: the OEC units, steam turbine, ,
                            and other required areas including the necessary and
                            pertinent pipe fittings, manual valves, control
                            valves, drip legs, drains, quick-couplers,
                            instrumentation, filters, dryers, structural steel
                            supports, paint, labeling. Compressed air system
                            includes also the installation of air compressors,
                            air receivers, dryers and other related equipment
                            and accessories.

                4.5.6.4 Diesel Generator System

                        Install, make clean of construction debris, flush and
                        test diesel generator system including fuel system. This
                        involves the installation of generator sets, including
                        fuel tank, fuel pump, fuel lines, muffler, and any other
                        mechanical items pertinent to the system including
                        pipes, fittings, hoses, supports, labeling, etc.,
                        necessary to hook up the fuel system to the generator
                        set.

                Notes:  1.  For all services, except for those otherwise
                            specified, pipe materials shall be C.S. ASTM A-53/B,
                            seamless or ERW.

                            For NCG and condensate lines, pipe and fittings will
                            be S.S. 316L or FRP. Flanges will be WN, 300# or
                            150#, as required.

                        2.  Thermal insulation of piping system is according to
                            drawings and also to include steam turbine exhaust
                            to vaporizers.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-29)

                                            EPC Contract - Mokai II, New Zealand

     4.6  Electrical Work - Power Plant Site

          4.6.1 General

                Contractor shall perform electrical work within the power plant up to the high voltage interface point as defined in Section
                1.4, number 5 of this Exhibit including high and low voltage power distribution system, direct current (D.C.) and
                instrumentation system, step down transformer(s), installation of wire and termination of all electrical equipment. Also
                included in the Work is excavation and backfill of cable
                trenches. Contractor shall install and test the subsystems as described, hereto.

                The design will comply with the results of the technical
                analysis and modeling for the hardware interface connection of the synchronous generator machine and transformers. To the extent that complying with such results represents a change in the requirements of the Work as set forth in Exhibits A and C, then such compliance shall be a Change in Work and the impact thereof shall be determined pursuant to Section 8 of the EPC
                Contract. All power and control wires of cross-section up to a diameter of 4 mm2 will be tinned. Higher cross section wire ends which will be located outdoors and not connected through cable glands will be protected by shrink tubes. All instrumentation cables will have tinned copper conductors.

          4.6.2 OEC Power and Control

                o    Install, wire and terminate all OEC motor control centers
                     and other power boards on the related equipment and motors of the OEC including junction boxes, fan motors, pump
                     motors, oil system.

                o    Install, wire and make termination between OEC electrical
                     equipment and junction boxes located at OEC skid.

                o    Install wire and terminate OEC power and control shelters.

                o    Install and terminate all internal OEC control, measurement and protection devices and instrumentation including
                     turbine generator protections, heat exchangers
                     instrumentation, wiring and termination of OEC control
                     board in the power shelter.

                o    Install, wire and terminate control cables between OEC
                     controls, instrumentation and the OEC control junction
                     boxes located on OEC skids and equipment.

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                                     (A-30)

                                            EPC Contract - Mokai II, New Zealand

          4.6.3 Steam Turbine Power and Control

                o    Install wire and terminate steam turbine power boards,
                     motor control centers, and connect with all related
                     equipment, motors and junction boxes.

                o    Install, wire and terminate all internal steam turbine
                     controls, instrumentation and protection devices and
                     connect them to the related control panels.

          4.6.4 Control and Instrumentation Sub-System

                o    Supply, install, wire and terminate all necessary above and underground cables, conduits, raceways, junction boxes,
                     distribution panels, ladders, bracelets, lugs (and all
                     other incidental items required for the power plant control sub-system). The work will also include the installation of field instrumentation, control and measuring devices, wire and terminate. All pressure gauges and switches wetted
                     parts shall be made of stainless steel. Sockets and bushes will be carbon or stainless steel.

                o    Install, wire and terminate the central station control
                     boards and operator's console.

                o    Install, wire and calibrate all field instrumentation and
                     control devices such as flow, temperature and pressure
                     elements, switches, transmitters, , etc.

                o    Install, wire and terminate DC system (24 VDC, and 110 VDC)
                     including but not limited to cables, batteries and
                     chargers.

          4.6.5 Fire Protection

                Supply and install equipment, wire cables terminate and test fire alarm and protection devices including gas and fire
                detectors, fire and gas control panel.

                Modify the existing main fire alarm control panel to operate in conjunction with Mokai I.

          4.6.6 Miscellaneous

                o    Supply, install, wire and test miscellaneous sub-systems
                     including lighting system, grounding system, lightning
                     system.

                o    Install, wire and test the permanent internal communication

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-31)

                                            EPC Contract - Mokai II, New Zealand

                     system in power plant

     4.7  Electrical Work - 110 kV Overhead Transmission Line

          Supply the electrical equipment necessary to modify the 110 kV overhead transmission line between the power plant and Transpower's
          Whakamaru Substation, wire ,terminate and test all the electrical equipment.

     4.8  Manuals and Training

          4.8.1 Operation and Maintenance Personnel Training

                Contractor will conduct an Operation and Maintenance training course for Owner's personnel. The course will train the operator in regular operation of the power plant equipment - including the Equipment and sub-systems as well as Power Plant operation as an integral system, including power plant controls,
                Stop/Start and emergency situation, and well field operation.

                The course will also include the scheduled maintenance of the power plant equipment, including the Equipment, and the power plant sub-systems.

                The O&M course will include up to two weeks classroom session for up to 16 operators and maintenance staff.

          4.8.2 O&M Manuals

                Contractor will provide 6 sets of O&M manuals, which describe the operation of the power plant and the individual pieces of equipment, scheduled maintenance description and frequency, and troubleshooting and which includes O&M Manuals provided by
                Supplier to Owner for the Equipment.

          4.8.3 Job Books

                Contractor will provide 2 copies of Job Books, which include the manuals, as built drawings and technical descriptions of all the power plant major equipment and sub-systems, including the
                Equipment.

          4.8.4 "As Built" Construction Drawings

                Contractor will supply two copies of "As Built" construction drawings.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-32)

                                            EPC Contract - Mokai II, New Zealand

     4.9  Tests

          Conduct the tests as defined in Exhibit D of the EPC Contract.
          Contractor will be responsible for the preparation of the tests, including instrumentation calibration, filling all required fluids
          (pentane, water, lubrication oils, etc.). Start-up of the generating units, running the units as per the test procedures and test protocols, stop and restart. Measuring and recording the test parameters per the test record forms of Exhibit D. Calculation and interpretation of test results.

     4.10 General Assistance

          a.   Coordinate in full cooperation with Supplier, the remaining Work and activities, in order to allow, without any interference and on-time, the start-up and operation and maintenance activities performed by Supplier and Owner.

          b.   Provide free and clear access for the operation and maintenance staff to the power plant premises and to all equipment and buildings.

          c.   Provide the required labor, construction and maintenance
               equipment, tools, materials and consumables to support and assist
               Supplier and Owner with the start-up, testing and commissioning of the power plant.

f:ida\Mokai II\EPC\Exh.A                                         August 14, 2002

                                     (A-33)

                                           EPC Contract -- Mokai II, New Zealand

                                    EXHIBIT B
                           MILESTONE PAYMENT SCHEDULE

==================================== ========================================= ===========================

               Event                         Documentation for Payment                  % of EPC
                                                         (*)                   Contract Price (excluding
                                                                                 the Transmission Line
                                                                                         Price)
==================================== ========================================= ===========================

1.  Issuance of Notice to            o   Contractor's invoice                              3%
    Proceed                          o   Copy of Notice to Proceed
==================================== ========================================= ===========================

2.  Issuance of Purchase Order       o   Contractor's invoice                              3%
    for mechanical engineering       o   P.O. for mechanical
    and design                           engineering and design
    (See note 1)
==================================== ========================================= ===========================

3.  Issuance of Purchase Order       o   Contractor's invoice                              3%
    for civil engineering and        o   P.O. for civil engineering and
    design                               design
    (See note 1)
==================================== ========================================= ===========================

4.  Issuance of Purchase Order       o   Contractor's invoice                              4%
    for electrical engineering       o   P.O. for electrical
    and design                           engineering and design
    (See note 1)
==================================== ========================================= ===========================

5.  Issuance of Purchase Order       o   Contractor's invoice                              3%
    for mechanical                   o   P.O. for mechanical works
    subcontractor
==================================== ========================================= ===========================

6.  Issuance of Purchase Order       o   Contractor's invoice                              3%
    for electrical                   o   P.O. for electrical works
    subcontractor
==================================== ========================================= ===========================

                                     (B-1)

                                           EPC Contract -- Mokai II, New Zealand

==================================== ========================================= ===========================

               Event                         Documentation for Payment                  % of EPC
                                                         (*)                   Contract Price (excluding
                                                                                 the Transmission Line
                                                                                         Price)
==================================== ========================================= ===========================

7.  Issuance of Purchase Order       o   Contractor's invoice                              3%
    for civil works contractor       o   P.O. for civil works
==================================== ========================================= ===========================

8.  Mobilization of civil            o   Contractor's invoice                              5%
    works contractor                 o   C.S., countersigned by Owner's
                                         Representative, stating that
                                         earth moving work or piling work
                                         has started
==================================== ========================================= ===========================

9.  Mobilization of                  o   Contractor's invoice                              5%
    mechanical works contractor      o   C.S., countersigned by Owner's
                                         Representative stating that  the
                                         mechanical contractor has
                                         mobilized to site
==================================== ========================================= ===========================

10.  30 days after                   o   Contractor's invoice                              3%
     mobilization of mechanical      o   Copy of C.S., countersigned by
     works contractor                    Owner's Representative stating
                                         that first load of piping for
                                         geothermal fluid has arrived at
                                         site
==================================== ========================================= ===========================

11.  Mobilization of                 o   Contractor's invoice                              4%
     electrical contractor           o   C.S., countersigned by Owner's
                                         Representative stating that the
                                         electrical contractor has
                                         mobilized to site
==================================== ========================================= ===========================

12.  Concrete foundations for        o   Contractor's invoice                              5%
     turbine skids completed         o   C.S., countersigned by
                                         Owner's Representative
                                         stating that concrete
                                         foundations for OEC turbine
                                         skids have been completed
==================================== ========================================= ===========================

                                     (B-2)

                                           EPC Contract -- Mokai II, New Zealand

==================================== ========================================= ===========================

               Event                         Documentation for Payment                  % of EPC
                                                         (*)                   Contract Price (excluding
                                                                                 the Transmission Line
                                                                                         Price)
==================================== ========================================= ===========================

13.  Arrival of first OEC air        o   Contractor's invoice                              6%
     cooler shipment at New          o   Copy of notice of arrival from
     Zealand port                        shipping company or its agent
==================================== ========================================= ===========================

14.  Arrival of back pressure        o   Contractor's invoice                              4%
     steam turbine at New            o   Copy of notice of arrival from
     Zealand port                        shipping company or its agent
==================================== ========================================= ===========================

15.  Erection of first OEC unit      o   Contractor's invoice                              5%
                                     o   C.S., countersigned by Owner's
                                         Representative stating that
                                         turbine/ generator of first OEC
                                         has been place on foundation
==================================== ========================================= ===========================

16.  Erection of back pressure       o   Contractor's invoice                              5%
     steam turbogenerator            o   C.S., countersigned by Owner's
                                         Representative stating that back
                                         pressure steam turbine/generator
                                         has been placed on foundation
==================================== ========================================= ===========================

17.  Placing the separator on        o   Contractor's invoice                              6%
     its foundation                  o   C.S., countersigned by Owner's
                                         Representative stating that the
                                         separator was placed on the
                                         foundation
==================================== ========================================= ===========================

18.  Completion of                   o   Contractor's invoice                              6%
     turbogenerator  housing         o   C.S., countersigned by Owner's
                                         Representative stating that roof
                                         of turbine house has been placed
==================================== ========================================= ===========================

                                     (B-3)

                                           EPC Contract -- Mokai II, New Zealand

==================================== ========================================= ===========================

               Event                         Documentation for Payment                  % of EPC
                                                         (*)                   Contract Price (excluding
                                                                                 the Transmission Line
                                                                                         Price)
==================================== ========================================= ===========================

19.  Completion of OEC erection      o   Contractor's invoice                              7%
                                     o   C.S., countersigned by Owner's
                                         Representative stating that OEC
                                         air coolers are erected
==================================== ========================================= ===========================

20.  Complete installation of        o   Contractor's invoice                              7%
     last OEC unit                   o   C.S., countersigned by Owner's
                                         Representative stating that the
                                         vacuum test for the last OEC
                                         unit has been successfully
                                         completed
==================================== ========================================= ===========================

21.  Substantial Completion          o   Contractor's invoice                              5%
                                     o   C.S., countersigned by Owner's
                                         Representative stating that
                                         Substantial Completion has
                                         occurred or is deemed to have
                                         occurred
==================================== ========================================= ===========================

22.  Final Acceptance                o   Contractor's invoice                        Balance of EPC
                                     o   C.S., countersigned by Owner's              Contract Price
                                         Representative stating that
                                         Final Acceptance has occurred or
                                         is deemed to have occurred
                                     o   Copy of a guarantee or a
                                         standby Letter of Credit
                                         provided by Contractor from an
                                         insurance company or from a bank
                                         in favor of Owner in an amount
                                         not less than 5% of EPC Contract
                                         Price covering Contractor's
                                         warranty obligations, valid for
                                         12 months after Final Acceptance
                                         has occurred or is deemed to
                                         have occurred
==================================== ========================================= ===========================

                                     (B-4)

(*)      P.O. means copy of signed, unpriced Purchase Order from Contractor to the Subcontractor(s) of the specified goods or services

         C.S. means Contractor's statement, signed by Contractor

         If Owner's Representative fails to countersign Contractor's statement within 7 (seven) days of its receipt and has not given written notice within such period of missing items necessary to achieve the respective progress payment then, in the absence of Contractor's notice being patently false or inaccurate, Owner shall be deemed to have accepted
         Contractor's statement as being conclusive evidence precedent to release of such progress payment.

Note 1   Explanation of terms

Mechanical Engineering and Design:

         Includes all mechanical and piping detailed design, layouts and arrangements for all equipments, including geothermal fluid gathering system.

Electrical Engineering and Design

         Includes all power, instrumentation, control and DC design for the
         Power Plant, but excluding supplier and equipment manufacturer drawings and termination details.

Civil Engineering and Design

         Includes all civil and earthwork design for the Power Plant, including grading, roads, ways, drainage, and location of equipment. Also includes structural concrete foundations for the main equipment, main pipe rack and other equipment identified in plant layout drawings including buildings.

Mechanical Work

         Includes the work released to the mechanical Subcontractor covering the mechanical erection of the equipment, and the geothermal fluid gathering system.

Electrical Work

         Includes the work released to the electrical subcontractor covering the electrical interconnection of major components, and terminals of the power and control cabinets.

Civil Works

         Includes the work released to the civil subcontractor, covering the civil and earthwork for the power plant.

                                     (B-5)

                                            EPC Contract - Mokai II, New Zealand

                                    EXHIBIT C
                           DRAWINGS AND SPECIFICATIONS

1.       GENERAL DESCRIPTION

         The Project will generate electrical power using the geothermal resource at Mokai ..

         It is intended to take a total flow of 537 t/hr of geothermal fluid with an average enthalpy of 1525 kJ/kg, equivalent to 188 t/hr of steam and 349 t/hr of brine at a well head pressure of 21 bar(a), as per well output data. The brine condensate mixture temperature for re-injection is designed to be 90 deg. C. at the interface boundary of the power plant.

2.       PROCESS DESCRIPTION

         2.1      Thermodynamic Cycle - Geothermal Combined Cycle Unit
                  ----------------------------------------------------

                  The Geothermal Combined Cycle Unit (GCCU) is comprised of two types of subsystems. Unit I is a back pressure steam turbine operating on the high pressure geothermal steam. After
                  expanding the steam in the turbine it enters two (2) OEC
                  binary type modules (Unit II).

                  Unit II converts the heat rejected from the Unit I and in
                  addition utilise heat from the brine OEC units of Mokai I into additional power, based on the principle of the thermodynamic
                  Organic Rankine Cycle (ORC). Geothermal steam heat recovery from the Unit I turbine provides both latent and sensible heat to the Unit II OEC. The organic motive cycle fluid is a
                  hydrocarbon selected for optimal utilization of the available heat source.

                  Organic fluid is pumped into a vaporizer where condensation of the steam provides the heat necessary to evaporate the organic fluid. The organic vapour is then expanded in the organic Unit
                  II turbine producing turbine shaft power. After expansion to a low pressure the vapour is condensed in an air-cooled
                  condensers. The condensate is then collected and returned by the feed pump to the vaporizer to complete the cycle.

                  No motive fluid is lost in the process since the entire motive fluid system is sealed under normal operating conditions.

         2.2      OEC Unit Heated by Brine
                  ------------------------

                  In addition to the GCCU's, the plant also includes one (1) OEC unit utilizing the hot brine. From the separator brine flows through the vaporizer of the OEC and heats and vaporizes the organic fluid. The brine will leave the OEC heat exchanger at a temperature of approximately 95(Degree)C -110(Degree)C and will mixed

                                      (C-1)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                  with condensate from the bottoming OEC units and be
                  reinjected. The organic fluid thermodynamic cycle is similar to the one described in para. 2.1 above.

         2.3      Cooling
                  -------

                  The cooling media for the condensers is air.

         2.4      Heat and Mass Balance
                  ---------------------

                  The preliminary heat and mass balance of the process are as per attached drawings.

         2.5      Plant Performance
                  -----------------

                  The power plant performance has been calculated to the heat source and the cooling air parameters as defined in the
                  interface data sheet and heat and mass balance.

3.        BALANCE OF PLANT

         3.1      Technical Specifications
                  ------------------------

                  3.1.1       Motive Fluid Storage
                              No. of tanks                             :    1
                              Storage capacity approx.                 :    33 m(3)
                              Design pressure                          :    10 bar g
                              Design code                              :    ASME Section VIII Div. 1

                  3.1.2       Motive Fluid Transfer Pump
                              Centrifugal pump for 20 m3/hr at 80 m head

                  3.1.3       Compressed Air Supply
                              Capacity                                 :    130 scfm
                              Delivery pressure                        :    7 bar g
                              Standby                                  :    100% standby
                              Type                                     :    Rotary screw compressor

                                      (C-2)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                  3.1.4       Fire Fighting System
                              Hydrants and monitors                    :    See P&ID drawings
                              Fire extinguishers                       :    6 Water deluge
                              Pentone Storage                          :    Water deluge system protection
                              Steam turbine                            :    Sprinklers protection
                              Power & control room                     :    FM 200 or equivalent

                              Connection of the existing diesel and jockey pumps located in the auxiliary building to the Mokai II fire

                  3.1.5       Plant Water
                              Capacity                                 :    250 m(3) per day
                              Supply Pressure                          :    6 bar(g)

                  3.1.6       Potable Water
                              Capacity                                 :    5 m(3) per day

         3.2      Geothermal Subsystem Descriptions
                  ---------------------------------

                  3.2.1    Geothermal Fluid Distribution System
                           ------------------------------------

                           Geothermal two-phase fluid will be supplied from the
                           three production wells (named MK-A, MK- B and MK-C)
                           to the common separation system located at the Power
                           Plant. The two-phase lines are protected against
                           overpressure conditions. The steam lines will be
                           equipped with steam traps along the lines.

                           A steam vent system, including muffler, is located at
                           the power plant. This system will be used to assist
                           in initial start-up of the steam field. Under normal
                           operating conditions the steam vent system is closed.

                  3.2.2    Separation System
                           -----------------

                           A common separation system for all new three
                           production wells is installed adjacent to the power
                           plant area.

                           The separation system separates the geothermal fluid
                           produced in the wells into steam and brine streams.

                                      (C-31)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                           The separation system consists of:

                           o    Flash Separator
                           o    Brine Accumulator Tank
                           o    All Necessary Instrumentation and Piping

                           The main element in the separation system is the
                           flash separator, which separates the geothermal fluid
                           into steam and brine. The flash separator consists of
                           a vessel, which separates the entering geothermal
                           fluid into two phases: steam and liquid brine. The
                           brine is accumulated in the brine accumulator tank
                           where the level is controlled.

                           The brine will be drained to an existing collecting
                           pit adjacent to the separation system.

                  3.2.3    Geothermal Water Reinjection System
                           -----------------------------------

                           The reinjection system collects the brine and
                           condensate from the OECs and directs it to the
                           existing reinjection well-pads MK4, MK8 &MK9.

                  3.2.4    NCG Discharge
                           -------------

                           The NCG which is discharged from the OECs of the GCCU
                           is discharged 5 meters above the air coolers.

         3.3      Non-Geothermal Subsystems Description
                  -------------------------------------

                  The interconnection of the OEC units and auxiliary subsystems is described in the following sections.

                  3.3.1    Motive Fluid Storage/Distribution
                           ---------------------------------

                           Motive fluid will be stored in one  storage vessel
                           located as shown on the site layout drawing

                           Motive fluid will be distributed to each OEC module
                           via an above ground or buried 100 NPS welded, Denzo
                           wrapped carbon steel pipeline. The distribution
                           pipework will be connected to drains located under
                           the condensers and vaporizer.

                           Fluid will be transferred from each OEC unit to the
                           storage tanks by a portable pneumatic diaphragm pump.
                           Camlock connections will be provided adjacent to each
                           OEC module for the installation of the portable pump.
                           Camlock connections will also be provided under the
                           storage vessels for the installation of the portable
                           pump. This will allow the fluid to be pumped back to
                           each OEC unit.

                                      (C-4)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                  3.3.2    Compressed Air Supply
                           ---------------------

                           One on-duty and one 100% standby compressor will be
                           provided. The air supply will include a 2,700 litre
                           air receiver, air after cooler, moisture separator
                           air dryer dual absorbing towers, oil and air filters,
                           activated carbon filter to ensure an excellent
                           quality instrument air supply is provided. The
                           compressors will be located in auxiliary building as
                           shown on the site layout.

                  3.3.3    Fire Fighting Supply
                           --------------------

                           The existing water storage tank will be used for fire
                           water storage. Water will be supplied to this tank
                           from the plant water system. Fire water will be
                           supplied by an existing diesel pump installed in the
                           auxiliary building. A 200 mm hydrant main with
                           valves, hydrants, complete with monitors and fire
                           hose reels has been provided around the perimeter of
                           the new power station site. The water storage tank is
                           designed for the supply of water for 20 min. using
                           two monitors at a time.

                           Sprinkler protection has been provided to the steam
                           turbine room

                           A manual alarm system will be supplied.

                  3.3.4    Plant Water
                           -----------

                           Plant water will be supplied by Owner to the Project
                           Site fence boundary. This supply will be used for
                           general plant water and for topping up the fire water
                           supply tank.

                  3.3.5    Potable Water
                           -------------

                           A packaged potable water treatment plant will be
                           provided for drinking and washing water. The plant
                           will be installed in the control building. The system
                           is fully automatic in operation.

         3.4      Central Station Control System (CSC)
                  ------------------------------------

                  The central station control system governs the power plant operation under all operating conditions. The system controls and monitors the start-up procedure, normal operation, normal and emergency shut-off, protection, alarms and other
                  functions.

                  The Central Station Control System (CSC) is based on
                  programmable controllers (PLC) which can accept digital and analog signals coming from all elements of the station,
                  process (compute) them according to a dedicated program
                  (software) and send, as an output, digital or analog signals
                  (commands) to the equipment station.

                                      (C-5)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                  The Central Station Control consists of a PLC installed in a
                  NEMA 12 sheet metal board and an operator controlled console dedicated for local operation of the STG unit, which includes a monitor, and all switches, push buttons, indicating lights, metering instruments, etc., which are needed for the operator to local operate the power station and monitor its functioning during operation. The existing operator console in the Mokai I power plant will be modified to handle the operation of the
                  Mokai II power plant as well.

                  Mokai I existing HMI will be upgraded to a COTS (Commercial
                  Of The Shelf) HMI package such as GE Fanuc Cimplicity, CITEC or similar commercially available software. The upgrade will include the connection of both stations on the same
                  communication network, thus enabling monitoring and control of both plants (Mokai I and Mokai II)

                  The central station control will include a modem to enable remote monitoring by a communication telephone line supplied by Owner.

         3.5      Power Plant Electrical Equipment
                  --------------------------------

                  The existing electrical equipment in Mokai I (11 kV switchgear
                  1000MVA, the 11kV generator synchronizing breakers 750 MVA and all related 11kV switches and fuses) are sufficient to
                  withstand short circuit conditions when Mokai I and II are in operation at the same time, therefore no replacement or
                  modification of equipment is required.

         3.6      110/220 kV System Description
                  ------------------------------

                  3.6.1    Overhead Transmission Line Modification

                           o    The existing 68 MVA capacity, 18.3km, "GOAT"
                                Conductor, 110 kV transmission line will be
                                modified to carry 126 MVA capacity and allowing
                                conductor maximum temperature rising to 66 deg C
                                according to IEEE.

                           o    Additional poles in several fields will be
                                installed to avoid conductor sagging below the
                                allowable distance according to the regulations.
                                The estimate power losses at 0.85-power factor
                                are 2.5MW.

                           o    The line protection system shall be modified and
                                settings shall be done to meet the new load and
                                as per the modified configuration.

                  3.6.2    11/110kV Mokai II Substation
                           ----------------------------

                           o    A new (T2), 50MVA, 11 kV/110kV step-up power
                                transformer with OLTC shall be installed in
                                Mokai II Substation. The transformer shall
                                include bushing CT's and surge arresters.

                                      (C-6)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                  o    In addition the following equipment shall be installed:

                       -    110kV circuit breaker (CB502).

                       -    110kV disconnect switch (DIS506).

                       -    110kV grounding switch (ES509).

                       -    110kV three Voltage Transformers. (VT2)

                       -    Surge Arresters.

                       -    Connection of Overhead line to the existing T-line.

         3.6.3    110/220kV Whakamaru Substation
                  ------------------------------

                  o    A new (T9), 49MVA, 110kV/220kV Auto-transformer with
                       NLTC shall be installed in Whakamaru G4 Substation. The
                       transformer shall include bushing CT's and surge
                       arresters.

                  o    In addition the following equipment shall be installed:

                       -    110kV circuit breaker (CB256).

                       -    110kV disconnect switch (DIS256).

                       -    220kV disconnect switch (DIS232) for the existing T8
                            Auto-transformer.

                       -    220kV circuit breaker (CB252).

                       -    220kV disconnect switch (DIS252).

                       -    Relocating of existing CT232 to new place as to
                            measure the combined current of both
                            autotransformers.

                       -    Connection of overhead line to the existing
                            Switchyard Gantry.

                       -    Setting and calibrating the existing revenue meter
                            as per the new configuration.

                       -    Setting and calibrating the existing protections,
                            interlocks, status signals and inter-trip signal
                            etc.

                       -    Updating the Mimic diagram of Whakamaru G4 power
                            station control room using the existing control and
                            communication cables infrastructure.

                       -    The existing optical multi-mode fiber cable/VHF
                            Digital RT telemetry communications system between
                            Mokai I and Whakamaru will be used to handle the
                            Mokai II power plant

                                      (C-7)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                            and the Whakamaru Switchyard extension part.

         3.7      Civil Works
                  -----------

                  3.7.1    General
                           -------

                           The site layout and location is shown in the attached
                           drawings. A 1.8 m high security fence complete with
                           two sets of gates has been included around the power
                           station site. The site will be prepared by removing
                           all the top soil. Stone column piles will be
                           installed to consolidate the plant ground area, the
                           plant area will be levelled and graded and the site
                           will be finished with a 100 mm thick layer of base
                           course. Individual concrete foundations have been
                           allowed for. Seismic design will be in accordance
                           with NZ 4203.

                           Site drainage complete with oil interceptor tank has
                           been provided for the transformers.

                           A septic tank has been provided and will be connected
                           to the ablution block in the services building.

                  3.7.2    Turbine House
                           -------------

                           The turbine house will be an aluminium clad steel
                           framed building. Overhead travelling cranes are
                           provided for general turbine maintenance comprising a
                           20T Mainhook and an auxiliary hook of 3T. Natural
                           draft ventilation openings will be provided, and a 4m
                           wide by 5m high-motorized roller door.

                           The building will be of adequate size to allow
                           removal of the generator rotor as well as provide
                           landing space for turbine top casing and turbine
                           rotor.

                  3.7.3    Central Control Room
                           --------------------

                           A central control room is provided for local
                           control/supervision of the steam turbine and OEC
                           units. This will be a timber framed building complete
                           with pressurized air treatment and air conditioning.

                           This building will also provide space for all the
                           electrical services.

                  3.7.4    Auxiliary Building
                           ------------------

                           An auxiliary building will be provided for the
                           following services:

                           o  air compressors system

                           o  diesel generator

                                      (C-8)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         3.8      Surface Protection
                  ------------------

                  All exposed steelwork will be protected against corrosion by either hot dipped galvanizing or painting. Vendor supplied items will be protected as per vendor standards for corrosive atmosphere.

4.       DRAWINGS

         List Of Drawings
         ----------------

         Drawing No.             Rev.       Description
         -----------             ----       -----------

         7.011.00.403.0 1/2                 Process Flow Diagram - Geothermal Fluid
         7.011.00.403.0 2/2                 Process Flow Diagram - Geothermal Fluid

         0.002.95.282.0                     Heat & Mass Balance Diagram. Power Plant
         0.002.95.283.0                     Heat & Mass Balance Diagram GCCU
         0.002.95.284.0                     Heat & Mass Balance Diagram. Brine OEC Unit
         0.002.90.250.0                     Brine OEC
         0.002.91.251.0                     Bottoming OEC
         0.002.95.641.0                     One line Power Plant
         0.002.95.642.0                     One line power, STG Protections
         0.002.95.643.0                     One line power, Bottoming OEC Generator Protection
         0.002.95.644.0                     One line power, Bottoming OEC Generator Protection

         7.011.00.393.0            P0       Piping & Instrumentation Diagram - Steam turbine
                                            cooling water
         7.011.00.394.0            P0       Piping & Instrumentation Diagram -Wells & Separation
         7.011.00.395.0            P0       Piping & Instrumentation Diagram - Power Plant
         7.011.00.396.0            P0       Piping & Instrumentation Diagram - Fire Fighting Loop
         7.011.00.397.0            P0       Piping & Instrumentation Diagram - Compressed air
                                            distribution
         7.011.00.398.0            P0       Piping & Instrumentation Diagram - Motive fluid
                                            transfer system
         7.011.00.399.0            P0       Piping & Instrumentation Diagram - Air Compressor
                                            system
         7.011.00.400.0            P0       Piping & Instrumentation Diagram -  Injection system
         7.011.00.401.0            P0       Piping & Instrumentation Diagram - injection wells

         7.011.00.387.0            P1       General Arrangement Power Plant Plan
         7.011.00.388.0            P1       General Arrangement Block Plant
         7.011.00.390.0            P0       Steam Turbine Building Plant
         7.011.00.391.0            P0       Steam Turbine Building Section
         7.011.00.392.0            P0       Building Layout - Machinery Room
         7.011.00.393.0            P0       Building Layout -Switchgear

                                      (C-9)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         Specification of systems or subsystems will be similar to the specifications as executed in the Mokai I project but including painting spec number 24.3.7.080 as attached.

                                     (C-10)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                    EXHIBIT D
                                      TESTS

This Exhibit sets forth the requirements for the conduct of the Project tests in accordance with Articles 7 and 10 of the EPC Contract and the criteria for establishing successful completion of these tests. The tests consist of the tests required for Substantial Completion and the Final Acceptance Performance
Test.

1.       DEFINITIONS

         For the purposes of this Exhibit D capitalized terms when used in this
         Exhibit D shall have the meaning as set forth below or, where not defined below, as defined in Article 1 of the EPC Contract:

         Component Units: Each one of the individual back pressure steam turbine-generator and two (2) Ormat Energy Converters (OECs) driven by steam and the one (1) Ormat Energy Converter (OEC) driven by brine, that make up the Generating Units.

         Correction Curves:  As defined in Section 10 of this Exhibit D.

         Design Range:  The design range as described in Section 1.5 of Exhibit A.

         Generating Units: The Geothermal Combined Cycle Unit (GCCU) consisting of one back pressure steam turbine and two (2) Ormat Energy Converters
         (OECs) driven by steam and one (1) Ormat Energy Converter (OEC) unit driven by brine.

         Net Deliverable Capacity: The actual net power generated by the Power
         Plant as demonstrated in the Performance Test and calculated according to formula 2 of Schedule A of this Exhibit D.

         Performance Test: The test, carried out within the conditions set out in the Design Range, to be conducted over two (2) hours to demonstrate the Net Deliverable Capacity.

         Power Plant: All power generation equipment, auxiliary systems, and other equipment and materials (including buildings) installed as part of the Project and located within the fence line, as defined in Exhibit
         A.

         Reliability Run: The test to be conducted over a fourteen (14) day period to demonstrate the reliability of the Power Plant under normal operating conditions.

                                      (D-1)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

2.       TESTS REQUIRED FOR MECHANICAL COMPLETION

         The following preliminary tests shall be conducted at the Project Site during the construction and start up process to ascertain correct execution of the erection works and tuning of the installed equipment and to verify characteristics and performance of equipment. This non-exclusive list shall not release Contractor from the fulfilment of its obligation under the EPC Contract.

         a.   Radiographic examination of main steam line welding.

         b.   Hydrostatic tests of all pressure parts constructed at the
              Project Site at 1.5 times the design pressure.

         c.   Leak test on generator cooling systems.

         d.   Pressure tests on ducts and casings for those ducts and casings assembled or fabricated at the Project Site. To the extent that they were shipped as a whole without disassembly after the test, casing pressure tests can be performed by the manufacturer at the manufacturer's facility according to its procedures and
              applicable standards. Based on those tests, the manufacturer will provide certificates and documentation.

         e.   Functional test of equipment, including safety and protective devices, fire detection and alarm system.

         f.   Safety valve setting. Setting and testing of safety valves will be performed by the manufacturer at the manufacturer's facility according to its procedures and applicable standards. Based on those tests, the manufacturer will provide certificates and documentation.

         g.   Balancing and vibration tests of all rotating equipment,
              including turbines and generators. Balancing checks and
              certificates for it will be provided by turbine and generator manufacturers based on tests performed at the manufacturer's facilities in accordance with its procedures and applicable codes. Vibration measurements will be taken after installation in the field.

         h.   Automatic operation of standby equipment.

         i.   Load tests of overhead cranes. Provided in accordance with the applicable local codes and the manufacturer's procedures.

         j.   Load tests of other cranes and hoisting equipment. Provided in accordance with the applicable local codes and the manufacturer's procedures.

         k.   Operation of fire fighting equipment.

         l.   Test of the air conditioning system.

                                      (D-2)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         m.   Generator short circuit and open circuit characteristic checks.
              Checks and certificates for these will be provided by the
              generator manufacturer based on tests and checks performed at the manufacturer's facilities in accordance with its procedures and applicable codes.

         n.   Generator megger tests.

         o.   Megger tests for power cables.

         p.   Setting of protective relays. Setting, calibration and testing, and certificates for these will be provided by the relay
              manufacturers based on setting and testing performed at the manufacturer's facilities in accordance with its procedures and applicable codes.

         q.   Electrical ground and/or insulation tests of all equipment.

         r.   Check out of all instrument loops.

3.       TESTS REQUIRED FOR SUBSTANTIAL COMPLETION

         The following tests are required to demonstrate Substantial Completion in accordance with Article 7 of the EPC Contract.

         3.1      Component Unit Tests

                  The purpose of these tests is to demonstrate that each
                  Component Unit can be operated safely and reliably under the following conditions:

                  a.       Each unit shall run at stable condition at 100% (+10%
                           to -30%) of the unit rated power conditional upon
                           adequate geothermal resource for 1 hour without any
                           failure or malfunction.

                  b.       The unit shall be tripped manually without impacting
                           the other units in operation (either heat removal,
                           by-pass or generating mode). The tripped unit shall
                           remain in a safe condition without any damage and
                           capable of immediate restart.

                  c.       After the unit comes to a standstill and after
                           resetting the unit, it shall be started again
                           according to the normal hot start procedure as
                           described in O&M Manuals and resume normal operation
                           conditions.

                  The test will be recorded as per the attached test record of
                  Component Units Test.

                                      (D-3)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         3.2      Power Plant Test

                  Upon completion of the Component Units Test, the Project shall be tested to demonstrate that the Power Plant can be operated safely within the Design Range and to demonstrate the
                  performance and correct operation of all equipment.

                  a.       Plant Trip Test

                           The first part of the Plant Test is a Plant trip test
                           to demonstrate tripping of the Plant with the Plant
                           remaining in a safe condition without any damage and
                           capable of immediate restart.

                           The Project shall run in a stable condition at 100%
                           (+10% to -30%) of rated load for one (1) hour,
                           conditional upon adequate geothermal resource. The
                           Plant shall be tripped manually remaining in a safe
                           condition without any damage and capable of immediate
                           restart.

                           After the Plant has reached a complete standstill,
                           and after resetting, the Plant shall be started again
                           according to the normal hot start procedures and
                           resume normal operation.

                  b.       Four Hour Generation Test

                           The second part of the Project Test is a four (4)
                           hour test of all Generating Units together with their
                           auxiliaries.

                           During the four (4) hour test, the Geothermal Fluid
                           Specifications (flow, temperature and pressure),
                           ambient air temperature, Power Plant net and gross
                           electrical output shall be recorded as specified in
                           Section 7.4 hereto.

                           Before commencing the test, Contractor reserves the
                           right to check the steam chemistry and NCG content
                           and verify that they are within the Design Range. The
                           GCCU gross electrical power and the brine OEC gross
                           electrical power, each corrected using the correction
                           curves set forth in Schedule B to this Exhibit, shall
                           be recorded as baseline data for Owner's reference.

                           The test will be recorded as per the attached Test
                           Record of Four Hour Generation Test.

                  c.       Project Load Reject Test

                           The load rejection test is required to demonstrate
                           that the Power Plant is capable of shedding total
                           external load while operating at full load, and to
                           remain in a safe condition operating in island mode.

                                      (D-4)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                           The Power Plant will be run at stable condition at
                           100% (+10% to -20%) of rated load for at least one
                           (1) hour. The 11 kV bus breaker will be manually
                           opened to shed the external load. The Power Plant
                           will continue to operate under stable conditions for
                           at least 15 minutes while supplying house (auxiliary)
                           loads only, and then be capable after synchronization
                           of being loaded up to full load again on demand.

                           The test will be recorded as per the attached Test
                           Record of Project Load Reject Test.

         3.3      Criteria for Passing the Substantial Completion Tests

                  The Project will be considered as having successfully
                  completed the tests for Substantial Completion if during the
                  Four Hour Generation Test the Project runs at an average power of at least 70% of Guaranteed Capacity corrected to Geothermal
                  Fluid and ambient temperature conditions, and the Component
                  Units Test and the Project Load Reject Test are conducted
                  without any equipment malfunction or failure.

         3.4      Loading

                  During the tests, loading shall be undertaken at a load
                  ramping rate of approximately 3 MW per minute for the back pressure steam turbine generator, and 1 MW per minute for the
                  OECs, subject to individual step changes defined by the power purchaser.

4.       FINAL ACCEPTANCE TESTS

         The Final Acceptance Tests will take place after the successful completion of the Substantial Completion tests and after Contractor has demonstrated to Owner that the Power Plant and the steam-field and transmission system which are included in the Project are mechanically complete. The Final Acceptance Tests will consist of two parts, the
         Final Acceptance Performance Test and the Reliability Run.

         At any time during the Final Acceptance Tests, Owner may carry out noise tests of the Project to establish compliance with the relevant consents and Contractor shall provide such reasonable assistance as
         Owner may request.

         4.1      Final Acceptance Performance Test

                  After being run at full rated load for a sufficient length of time to ensure thermal saturation and stability, the Power
                  Plant will be tested for a period of two (2) hours at full rated load to verify the Power Plant's capacity and heat rate.
                  The ambient temperature and the Geothermal Fluid shall be
                  within the Design Range. Owner has the right to set when the test will be started within a 24 hours window of

                                      (D-5)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                  opportunity, except for retest due to circumstances beyond the control of the Contractor.

                  During the Final Acceptance Performance Test, the Power Plant
                  shall be operated in a stable condition, at stable grid
                  frequency and voltage and within the Design Range, in a manner consistent with prudent operating practices for continuous long-term operation.

                  During the test, performance of the Power Plant will be
                  monitored with manual and automatic recording of readings as specified in Section 7.4 of this Exhibit D.

                  The Final Acceptance Performance Test will be considered
                  successful if the measured Net Deliverable Capacity meets or exceeds the minimum Performance Obligation as set out in
                  Section 21.1.1(d) of the EPC Contract.

                  In order to determine Capacity Deficiency (CD) for the
                  purposes of calculating Performance Deficiency under the EPC
                  Contract, formula 6 of Schedule A to this Exhibit D shall be used.

         4.2      Reliability Run

                  Contractor shall carry out a Reliability Run to demonstrate the reliable operation of the Power Plant and its Component
                  Units under normal working conditions and under the dispatch control of the power purchaser and grid operator.

                  The test will be recorded per the attached Test Record of the
                  Reliability Run.

                  The Power Plant will be operated during the Reliability Run
                  Period (defined below) and the Reliability Run will be
                  considered successful if during such period there are:

                    o    Not more than 5 (five) Outages (as defined below)

                    o    Not more than 16 (sixteen) aggregate Outage Hours (as

                         defined below)

                    o    No single Outage with a duration greater than 6 (six)

                         Outage Hours

                    o    Not more than 2 (two) Plant Shutdowns (as defined

                         below)

                    o    Not more than 8 (eight) aggregate Outage Hours due to

                         Plant Shutdowns

                    o    No Plant Shutdowns in the last 48 (forty-eight) hours

                         of the Reliability Run Test Period

                    o    No second Outage which was caused by the repetition,

                         after rectification, of a failed item of equipment

                         which had caused a prior Outage

                                      (D-6)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

     Where:

--------------------------------------------------------------------------------
Outage                 =      One or more of the Component Units is not
                              operating under the dispatch control of the power
                              purchaser and grid operator as a result of
                              Equipment failure, Work design or construction
                              defects or an occurrence or circumstance within
                              the reasonable control of Contractor

----------------------------- --------------------------------------------------
Outage Hours           =      The period of time with respect to a particular
                              Outage commencing upon the time that any or all
                              Component Units are not under the dispatch control
                              of the power purchaser and grid operator as a
                              result of Equipment failure, Work design or
                              construction defects or an occurrence or
                              circumstance within the reasonable control of
                              Contractor and ending upon the resumption of
                              normal dispatch control

----------------------------- --------------------------------------------------
Plant Shutdowns        =      An Outage in which none of the Component Units are
                              under the dispatch control of the power purchaser
                              and grid operator under normal operating
                              conditions

----------------------------- --------------------------------------------------
Reliability Run Period =      14 (fourteen) days plus the aggregate Outage Hours
                              during the Reliability Run (if any) plus any
                              additional hours necessary (if any) so as to not
                              have a Plant Shutdown during the last 48
                              (forty-eight) hours of such period

--------------------------------------------------------------------------------

                  Contractor must disclose to Owner the fault and remedy or
                  rectification action taken with respect to each Outage.

                  The Reliability Run must be repeated in its entirety if a
                  Reliability Run is unsuccessful or is terminated by Contractor before the end of the Reliability Run Period.

                  The Geothermal Fluid should be within the Design Range during the Reliability Run Period. If the Geothermal Fluid is outside the Design Range, Contractor in its sole discretion reserves the right to continue the Reliability Run where in its opinion the test can be run without compromising the safety and
                  reliability of the Power Plant.

                                      (D-7)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

5.       TEST PROTOCOLS

         The procedures for conducting the tests, including calibration data, instrumentation data, test records and frequency of measurement will be detailed in individual test protocols. The individual test protocol will be submitted by Contractor at least sixty (60) days prior to the start of any individual test to Owner for review in accordance with
         Section 9.4 of the EPC Contract.

         The test protocols shall explicitly state the industry codes and standards that will be used, the instrumentation required, the form of the expected results, the anticipated time duration of the test, and the anticipated number of Owner's operating personnel required to assist Contractor in the conduct of the test.

6.       REPEATING AND SUSPENSION OF TEST

         If the test criteria are not met, or problems or deficiencies arise during the conduct of the tests which require cessation thereof, or
         Contractor opts to retest to improve test results, Contractor will establish the actions to be taken to bring about a successful completion of the tests. Such actions shall be taken by Contractor and the tests shall be re-conducted.

         Contractor may repeat any of the tests. However, should the Contractor wish to repeat a test more than two (2) times, it shall inform the
         Owner in writing of its intention, giving its reasons. In case one or more of the tests are repeated, the latest of the test results will be utilized to establish the final results for the tests. Repeating one or more of the tests does not require repeating any of the other tests, unless it affects the results of tests already performed.

         Except for the Performance Test, and subject to the provisions of
         Articles 5 and 7 of the EPC Contract, the tests may be suspended upon each occurrence or circumstance beyond the control of Contractor which does not reflect equipment failure, design or construction defects
         (e.g. a problem with the grid, supply of Geothermal Fluid not in accordance with the Design Range, Force Majeure, etc.) which make operation of the tests unfeasible. The test period may resume after the period(s) of suspension, with the test period including period(s) of
         Power Plant test operation both before and after the period(s) of suspension, if Contractor so desires. Alternatively, at Contractor's discretion, the test may be repeated from the beginning following a suspension.

         During suspension, Contractor shall not make any adjustment to the
         Power Plant that may impact the availability of the Power Plant unless
         Contractor elects to restart the test.

7.       INSTRUMENTATION

         Permanent plant instrumentation shall be utilized for measuring and data collecting. A list of key instruments to be used during the tests will be specified by Contractor prior to the initiation of the test.
         The instruments will be calibrated in accordance with the standards

                                      (D-8)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         of a recognized national organization such as American Society of
         Testing and Materials (ASTM), Instrument Society of America (ISA), etc.

         7.1      Instrumentation Uncertainty

                  Solely for the purposes of these tests, the following
                  as-installed plant instrumentation will be considered to have the following after-calibration uncertainties:

                  Kilowatt meters                 +/-  0.4% (of full scale)
                  Kilowatt-hour meters            +/-  0.2% (of full scale)
                  Steam and brine flow rates      +/- 2.0% (of full scale)
                  Temperature                     +/- 0.5(Degree)C
                  Pressure                        +/- 0.1 bar

         7.2      Ambient Temperature, Geothermal Fluid and Design Range

                  As conditions for the conduct of the tests, the Geothermal
                  Fluid and the ambient temperature must be within the Design
                  Range. All conditions shall be measured at the interface
                  points described in Article 1.4 of Exhibit A to the EPC
                  Contract, or, in the case of the ambient temperature, in a representative air cooled condenser inlet location that
                  minimizes plant influences for measuring the air inlet
                  temperature to the air cooled condensers.

         7.3      Measurement of Ambient Air Temperature and Geothermal Fluid
                  Conditions and Electrical Power

All conditions shall be measured at the points as defined in the following table.

-----------------------------------------------------------------------------------------------------------------------
                        Measurement                                                  Location
-----------------------------------------------------------------------------------------------------------------------

Net Project Electrical Power Output                           At the Power Measuring Point as per Drawing
                                                             0.002.95.641.0 adjusted to include the 110/220Kv
(measuring point of Net Energy Delivered - NED)              transformer losses at Whakamaru
------------------------------------------------------------ ----------------------------------------------------------
Wellhead Pressure                                            Wellhead
------------------------------------------------------------ ----------------------------------------------------------
Separation pressure(1)                                       Separator/separated steam outlet
------------------------------------------------------------ ----------------------------------------------------------
Brine Flow Rate(2)                                           Liquid Outlet Line of Brine OECs(2)
------------------------------------------------------------ ----------------------------------------------------------
Ambient Air Temperature                                      Inlet to Air Cooled Condensers
------------------------------------------------------------ ----------------------------------------------------------
Gross Generating Unit Power                                  Generator Breaker Terminals
------------------------------------------------------------ ----------------------------------------------------------
Generating Unit Auxiliary Power Consumption                  MCC Terminal
------------------------------------------------------------ ----------------------------------------------------------
Brine Inlet Temperature                                      Liquid Inlet Line of Brine OEC
-----------------------------------------------------------------------------------------------------------------------

                                      (D-9)                      August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

-----------------------------------------------------------------------------------------------------------------------
                        Measurement                                                  Location
------------------------------------------------------------ ----------------------------------------------------------

Steam Inlet Pressure                                         Steam Inlet Line to GCCU
------------------------------------------------------------ ----------------------------------------------------------
Steam NCG Content                                            Steam Inlet Line to GCCU
------------------------------------------------------------ ----------------------------------------------------------
Steam Flow                                                   Steam Inlet Line to GCCU
-----------------------------------------------------------------------------------------------------------------------

(1)  Tests to be conducted with adequate fluid level in the accumulator to avoid steam flow in to the brine line

(2)  Can be measured as one reading at the common header

         7.4      Data Recording

                  During the tests and run identified below the Geothermal Fluid conditions, the ambient temperature and the Power Plant gross and net output will be measured and recorded in time intervals as follows:

------------------------------------------------------------------------------------------------------------------
                                          Central Station Control              Manually by Plant Operator
------------------------------------------------------------------------------------------------------------------

Four Hour Generation Test              15 minutes                                     30 minutes

Final Acceptance Performance Test      2 minutes                                      10 minutes

Reliability Run                        15 minutes                                     60 minutes

------------------------------------------------------------------------------------------------------------------

8.       CERTIFICATION

         Upon completion of the Substantial Completion Test and upon completion of the Final Acceptance Tests performed under this Exhibit, Contractor and Owner shall jointly issue a certificate that testing has been completed for the Project specifying the actual test results and confirming that the agreed testing protocols specified in this Exhibit
         D have been followed.

9.       PAYMENT OF PERFORMANCE DEFICIENCY

         If the Net Deliverable Capacity as determined by the Final Acceptance
         Performance Test is less than the Guaranteed Capacity after taking into consideration instrument uncertainties as per Section 7.1 of this
         Exhibit D and measurement uncertainties as per Section 11 of this
         Exhibit D, Contractor will pay Owner liquidated damages under Section
         12.2 of the EPC Contract. In such a case the capacity deficiency of the
         Generating Units (GUCD) will be calculated using the data recorded in the Test Record of Final Acceptance Performance Test and Reliability
         Run.

10.      CORRECTION CURVES

                                      (D-10)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         Correction curves for changes in the ambient air temperature, steam pressure and NCG content for the GCCU and correction curves for changes in the brine flow rate, inlet brine temperature and the ambient air temperature for the brine OECs are set forth in Schedule B to this
         Exhibit D.

         In case of deviation of actual conditions from design conditions, the correction curves will be used to determine the correction factors (F1,
         F2 .....etc.) to be applied as defined in Schedule A.

         During the design review under Section 9.4 of the EPC Contract,
         Contractor will elaborate on its explanation of its development of these correction curves.

         CORRECTION FACTORS

         F0       Steam Flow Correction Factor to be used in case the actual measured steam flow deviates from the expected steam flow at the correlated pressure, to be calculated as follows:

                                       Measured Steam Flow
                  F0  =   -------------------------------------------------
                             Expected Steam Flow Based on Curve MK1-S10

         F1       GCCU steam separation pressure gross power correction factor as defined by Correction Curve MK1-S11.

         F2       GCCU ambient air inlet temperature gross power correction
                  factor as defined by Correction Curve MK1-S12.

         F6       GCCU inlet steam NCG content gross power correction factor as defined by Correction Curve MK1-S13.

         F3       Brine OEC flow gross power correction factor as defined by
                  Correction Curve MK1-B14.

         F4       Brine OEC inlet temperature gross power correction factor as defined by Correction Curve MK1-B15.

         F5       Brine OEC ambient air inlet temperature gross power correction factor as defined by Correction Curve MK1-B16.

11.      MEASUREMENT UNCERTAINTIES

         Z1 - is the uncertainty factor of the electrical meter reading.

         Z1 = [1 +/- Umem/100]

                                      (D-11)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         Where:

         Umem - Measurement uncertainty factor for the electrical power and energy in percent.

         Z2 - Is the uncertainty factor of the GCCU gross power
                                _____________________________
                               /
                 Z2 = 1 +/-  \/ UO(2) + U1(2) + U2(2) + U6(2) / 100
         Where:

         U0       Effect of steam flow measurement uncertainty in percent change in Correction Factor per percent measurement uncertainty by using Curve MK1-S10 and MK1-S11.

         U1       Effect of steam separation pressure measurement uncertainty in percentage change in Correction Factor per percent measurement uncertainty.

         U2       Effect of ambient air inlet temperature measurement
                  uncertainty in percent change in Correction Factor per percent measurement uncertainty.

         U6       Effect of NCG content measurement uncertainty in percent
                  change in Correction Factor per percent measurement
                  uncertainty.

         Z3 Is the uncertainty factor of the Brine OEC Gross Power.
                               _____________________
                              /
                Z3 = 1 +/-  \/ U3(2) + U4(2) + U5(2) / 100
         Where:

         U3       Effect of brine flow measurement uncertainty in percent change in Correction Factor per percent measurement uncertainty.

         U4       Effect of brine inlet temperature measurement uncertainty in percent change in Correction Factor per percent measurement uncertainty.

         U5       Effect of ambient air inlet temperature measurement
                  uncertainty in percent change in Correction Factor per percent measurement uncertainty.

         Note:    The (-) sign in the uncertainty calculation will be used for excess capacity calculation while the (+) sign will be used for deficiency capacity calculations.

                                      (D-12)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                              SCHEDULE A: FORMULAS

1.       NEP = "Net Electrical Production"

         NEP = [GP - APC] * Z1

         Where:

                  GP     =  "Gross Electrical Production"

                            grossGCCU production   gross brine OEC production
                         =  -------------------- + --------------------------
                                    SCF                        BCF

                  APC    =  "Auxiliary Power Consumption"

                         =  the difference between [the instantaneous readings
                            of the combined GCCU and brine OECs gross
                            electrical outputs] and [the reading of the
                            electrical output at the high voltage interface as
                            identified in Exhibit A, clause 1.4, number 5].

2.       NDC = "Net Deliverable Capacity"

             = {NEP Average per time period * time period (in hours)
               between computations} summed over the 2-hour test period and divided by 2

3.       NED = "Net Energy Delivery"

             = {NEP Average per time period * time period (in hours)
               between computations} summed over the 336-hour period.

4.       SCF = "Steam Gross Power Correction Factor"

                                       1
         SCF = F0 * F1 * F2 * F6  *  ----
                                      Z2

         Where: F0, F1, F2, F6, Z2 are as defined in Section 10 and 11 of this
                Exhibit D.

         If SCF (is greater than or equal to) 1.1 then SCF = 1.1

5.       BCF = "Brine Gross Power Correction Factor"

                                  1
         BCF = F3 * F4 * F5  *  ----
                                 Z3

                                      (D-13)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         Where:   F3, F4, F5, Z3 are as defined in Section 10  and 11 of this
                  Exhibit D.

         If  BCF (is greater than or equal to) 1.1 then BCF = 1.1

6.       CD = "Capacity Deficiency"

                  CD = Guaranteed Capacity - NDC, if NDC (less than) Guaranteed
                       Capacity

7.       CE = "Capacity Excess"

                  CE = NDC - Guaranteed Capacity, if NDC (greater than)
                             Guaranteed Capacity

                                      (D-14)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                   SCHEDULE B

                                CORRECTION CURVES

                                      (D-15)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                   SCHEDULE C

                                  TEST RECORDS

                                      (D-16)                     August 14, 2002

                                                                  EPC Contract - Mokai II, New Zealand

-----------------------------------------------------------------------------------------------------------------------------------
                                                     ORMAT
                                                   TEST RECORD                      PROJECT: Mokai, II
                                                       OF                           Rev. #:
                                               COMPONENT UNITS TEST                 Date: Page #:  1 of 1
                                           (FOR SUBSTANTIAL COMPLETION)
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
COMPONENT         PRE-TEST STABLE          UNIT TRIPPED         UNIT TO        RESET OF UNIT   START SIGNAL      UNIT ON LINE
 UNIT NO.            CONDITION               MANUALLY         STANDSTILL
             ---------------------------
                       Start
------------ --------------------------- ----------------- ------------------ --------------- ------------- ----------------------
                (Hr:Min)        (kW)          (Hr:Min)          (Hr:Min)          (Hr:Min)       (Hr:Min)     (Hr:Min)     (kW)
------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

------------ ------------- ------------- ----------------- ------------------ --------------- ------------- ----------- ----------

===================================================================================================================================

                                      (D-17)                     August 14, 2002

                                                                  EPC Contract - Mokai II, New Zealand

-----------------------------------------------------------------------------------------------------------------------------------
                                                     ORMAT
                                                   TEST RECORD                      PROJECT: Mokai, II
                                                       OF                           Rev. #:
                                            FOUR HOUR GENERATION TEST               Date: Page #:  1 of _______
                                           (FOR SUBSTANTIAL COMPLETION)
-----------------------------------------------------------------------------------------------------------------------------------

         START (Date   Hr: Min.):

===================================================================================================================================
Time from Start
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------

Wellhead pressure Well MK-A                       bar a
Wellhead pressure Well MK-B                       bar a
Wellhead pressure Well MK-C                       bar a
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Separation pressure                               bar a
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Brine temperature (inlet to OEC)                (degree)C
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Steam pressure (inlet to GCCU)                    bar a
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Brine flow (out from OEC 1)  (*)                tonne/hr
Brine flow (out from OEC 2)                     tonne/hr
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Steam Flow                                      tonne/hr
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Ambient temperature                             (degree)C
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Power Plant Net Power                              kW
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Power Plant kWh meter reading                      kWh
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Gross Power
-----------
Steam turbine 10                                   kW
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
OEC (bottoming) 11                                 kW
OEC (bottoming) 12                                 kW
OEC (bottoming) 21                                 kW
OEC (bottoming) 22                                 kW
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
OEC (brine) 1                                      kW
OEC (brine) 2                                      kW
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------

===================================================================================================================================

(*)   Can be taken as one reading at the common header

                                      (D-18)                     August 14, 2002

                                                                    EPC Contract - Mokai II, New Zealand

----------------------------------------------------------------------------------------------------------------------------------
                                                     ORMAT
                                                   TEST RECORD                      PROJECT: Mokai, II
                                                       OF                           Rev. #:
                                             PROJECT LOAD REJECT TEST               Date: Page #:  1 of 1
                                           (FOR SUBSTANTIAL COMPLETION)
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

      PRE-TEST STABLE              BREAKER                    ISLAND                   PROJECT             PROJECT LOADED
         CONDITION                  OPEN                    OPERATION               SYNCHRONIZED

-----------------------------
           Start
---------------------------------------------------------------------------------------------------------------------------------
   (Hr:Min)         (kW)          (Hr:Min)           (Hr:Min)           (kW)          (Hr:Min)        (Hr:Min)          (kW)
---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

---------------- ------------ ------------------ ------------------ -------------- --------------- ---------------- -------------

=================================================================================================================================

                                      (D-19)                     August 14, 2002

                                                                    EPC Contract - Mokai II, New Zealand

-----------------------------------------------------------------------------------------------------------------------------------
                                                      ORMAT
                                                   TEST RECORD                      PROJECT: Mokai, II
                                                        OF                          Rev. #:
                                                 PERFORMANCE TEST                   Date: Page #:  1 of 1
                                              (FOR FINAL ACCEPTANCE)
-----------------------------------------------------------------------------------------------------------------------------------

START (Date   Hr: Min.):

===================================================================================================================================
Time from Start
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------

Wellhead pressure Well MK- AWellhead              bar a
pressure Well MK-B                                bar a
Wellhead pressure Well MK-C                       bar a
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Separation pressure                               bar a
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Brine temperature (inlet to OEC)                (degree)C
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Steam pressure (inlet to GCCU)                    bar a
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Brine flow (out from OEC 1)  (*)                tonne/hr
Brine flow (out from OEC 2)                     tonne/hr
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Steam Flow)                                     tonne/hr
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Ambient temperature                             (degree)C
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Power Plant Net Power                              kW
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Power Plant kWh meter reading                      kWh
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
Gross Power
-----------
Steam turbine 10                                   kW
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
OEC (bottoming) 11                                 kW
OEC (bottoming) 12                                 kW
OEC (bottoming) 21                                 kW
OEC (bottoming) 22                                 kW
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------
OEC (brine) 1                                      kW
OEC (brine) 2                                      kW
---------------------------------------------- ------------ ------------- ---------------- ------------- ------------- ------------

===================================================================================================================================

(*)     Can be taken as one reading at the common header

                                      (D-20)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

-----------------------------------------------------------------------------------------------------------------------------------
                                              ORMAT
                                           TEST RECORD                                   PROJECT: Mokai, II
                                                OF                                       Rev. #:
                                      POWER PLANT TRIP TEST                              Date:
                                   (FOR SUBSTANTIAL COMPLETION)                          Page #:  1 of _____
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================

       PRE-TEST STABLE           PROJECT TRIPPED       PROJECT TO              RESET UNITS                 PROJECT ON LINE
          CONDITION                 MANUALLY           STANDSTILL

-------------------------------
            Start
------------------------------- ------------------ -------------------- --------------------------- ------------------------------

    (Hr:Min)          (kW)           (Hr:Min)            (Hr:Min)                 (Hr:Min)              (Hr:Min)         (kW)
---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

---------------- -------------- ------------------ -------------------- --------------------------- ---------------- ------------

===================================================================================================================================

                                      (D-21)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

-----------------------------------------------------------------------------------------------------------------------------------
                                              ORMAT
                                           TEST RECORD                                   PROJECT: Mokai, II
                                                OF                                       Rev. #:
                                         RELIABILITY RUN                                 Date:
                                      (FOR FINAL ACCEPTANCE)                             Page #:  1 of ____
-----------------------------------------------------------------------------------------------------------------------------------

------------ -------------------------- ---------------------------------------------- ---------- ----------- ---------------------
                                                                                                     Total       Aggregate outage
     Time        Fault Description                         Remedy                         Start     Incident           hours
     Date                                                                                 Time       Outage
                                                                                                     Hours
------------ -------------------------- ---------------------------------------------- ---------- ----------- ---------------------
                                                                                                                Outage      Plant
                                                                                                                          Shut-down
------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------
             START THE TEST
------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------

------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------

------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------

------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------

------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------

------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------
             ESTIMATED END OF TEST
------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------

------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------

------------ -------------------------- ---------------------------------------------- ---------- ----------- ----------- ---------

-----------------------------------------------------------------------------------------------------------------------------------

                                      (D-22)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                    EXHIBIT E
                         ORMAT INDUSTRIES LTD. GUARANTEE

Ormat Industries Ltd. ("Ormat Industries"), in consideration of Owner entering into the EPC Contract with Ormat Pacific Inc. ("Contractor") at the request of
Ormat Industries, hereby irrevocably and unconditionally guarantees to Owner, the due and punctual performance and observance of all the obligations of
Contractor contained or implied in the EPC Contract and further covenants as follows:

1.2      Covenant to Perform

         Whenever default has been made by Contractor in the performance of its obligations Ormat Industries will forthwith perform such obligations notwithstanding that demand to perform such obligations may not have been made by Owner or steps taken against Contractor to enforce such obligations.

1.3      No Abrogation

         The liability of Ormat Industries hereunder shall not be abrogated, prejudiced or affected by any of the following:

         (a) the granting of time, indulgence or any concession to Contractor or any other person or any failure by Owner to present demand or give notice, any compromise, release abandonment, waiver, relinquishment, variation or any other thing which but for this provision might operate, abrogate, prejudice or affect this guarantee, it being the intention of Ormat Industries and Owner that this guarantee and the obligations of Ormat Industries shall be absolute and unconditional in any and all respects;

         (b) the liability of any other guarantor of Contractor ceasing from any cause whatsoever;

         (c) the liquidation or insolvency of Contractor or Ormat Industries or any other guarantor of Contractor or any other person;

         (d) any variation to this guarantee;

         (e) any assignment by Contractor to an affiliate under the EPC
Contract.

                                    (E-1)                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

1.4      Continuing Guarantee

         This guarantee is to be a continuing guarantee and accordingly shall be irrevocable and remain in full force and effect until all the obligations of
Contractor have been performed, paid or satisfied.

1.5      Principal Obligor

         Although as between Contractor and Ormat Industries the liability of
Ormat Industries to Contractor may be that of a surety only, nevertheless as between Ormat Industries and Owner the liability of Ormat Industries shall be deemed to be the liability of a principal obligor and such liability shall not be affected by any of the matters hereinbefore mentioned or by any other act, indulgence or omission which but for this present provision would have operated to release Ormat Industries wholly or partly from Ormat Industries' liabilities hereunder to Owner.

1.6      Indemnity

         Ormat Industries, as a separate and additional liability under this guarantee, hereby also agrees to indemnify Owner in respect of the performance by Contractor of its obligations under the EPC Contract, and agrees with Owner to perform for Owner such obligations on demand.

1.7      Limitation of Guarantee

         Notwithstanding any other provision to this guarantee, Ormat
Industries' liability on all claims of any kind hereunder shall in no case be greater than the maximum liability of Contractor under the EPC Contract.

                                    Ormat Industries Ltd:

                                    By
                                      -----------------------------------------

                                    (E-2)                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                    EXHIBIT F
                            TUAROPAKI TRUST GUARANTEE

The Trustees of the Tuaropaki Trust, acting on behalf of the Trust (the
"Trust"), in consideration of Ormat Pacific Inc. entering into the EPC Contract with Tuaropaki Power Company Limited ("the Company"), hereby irrevocably and unconditionally guarantees to Ormat Pacific Inc. the due and punctual performance and observation of all of the obligations of the Company and the
Trust contained or implied in Sections 4.1(p) and 12.3 of the EPC Contract and further covenants as follows:

1.2      Covenant to perform

         Whenever default has been made by the Company in the performance of its obligations the Trust will forthwith perform such obligations notwithstanding that demand to perform such obligations may not have been made by Ormat Pacific
Inc., or steps taken against the Company to enforce such obligations.

1.3      No Abrogation

         The liability of the Trust hereunder shall not be abrogated, prejudiced or affected by any of the following:

         (a) the granting of time, indulgence or any concession to the Company or any other person or any failure by Ormat Pacific Inc., to present demand or give notice, any compromise, release, abandonment, waiver, relinquishment, variation or any other thing which but for this provision might operate to abrogate, prejudice or affect this guarantee, it being the intention of the
Trust and Ormat Pacific Inc., that this guarantee and the obligations of the
Trust shall be absolute and unconditional in any and all respects;

         (b) the liability of any other guarantor of the Company ceasing from any cause whatsoever;

         (c) the liquidation or insolvency of the Company or the Trust or any other guarantor of the Company or any other person;

                                    (F-1)                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         (d) any variation to this guarantee.

         (e) any assignment by Ormat Pacific Inc under the EPC Contract.

1.4      Continuing Guarantee

         This guarantee is to be a continuing guarantee and accordingly shall be irrevocable and remain in full force and effect until all the obligations of the
Company have been performed, paid or satisfied.

1.5      Principal Obligor

         Although as between the Company and the Trust the liability of the
Trust to the Company may be that of a surety only, nevertheless as between the
Trust and Ormat Pacific Inc., the liability of the Trust shall be deemed to be the liability of a principal obligor and such liability shall not be affected by any of the matters hereinbefore mentioned or by any other act, indulgence or omission which but for this present provision would have operated to release the
Trust wholly or partly from the Trust's liabilities hereunder to Ormat Pacific
Inc.

1.6      Indemnity

         The Trust, as a separate and additional liability under this guarantee, hereby also agrees to indemnify Ormat Pacific Inc. in respect of the performance by the Company and the Trust of their obligations under sections 4.1(p) and 12.3 of the EPC Contract and agrees with Ormat Pacific Inc. to perform for Ormat
Pacific Inc. such obligations on demand.

1.7      Limited Recourse

         The Trust's obligations contained or implied in this guarantee shall be limited in all respects to the assets owned by the Trust for the Project which comprise the rights to access to and use of the Project Site, to use the geothermal resource underlying the land for the Project as conferred by the resource consents, Power Plant and steamfield facilities located on the Project
Site, and all other permits, consents and agreements for the Project ("The
Project Assets") and are the only assets to which Ormat Pacific Inc. may have recourse when enforcing this guarantee or exercising any rights under it.

                                    (F-2)                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

1.8      Limitation of Trustees Liability

         The Trustees of the Tuaropaki Trust have entered into this guarantee solely in their capacity as Trustees and not in their personal capacity, and accordingly the obligations of the Trustees to perform and observe the provisions of this guarantee shall be limited to the extent of the Project
Assets.

By:
     -------------------------------
By:
     -------------------------------
By:
     -------------------------------
By:
     -------------------------------

The Trustees of the Tuaropaki Trust

                                    (F-3)                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                    EXHIBIT G
                               WARRANTY PROCEDURES

                  The following procedures shall be observed in all Contractor warranty claims for the Project in connection with which Owner has taken corrective action as identified in Section 11.3 of the EPC
         Contract:

                  (a) A failure report, which shall contain technical and
         logistic information sufficiently detailed to enable Contractor to assess the damage to the Work and to evaluate appropriate corrective action shall be provided by Owner within 5 (five) days after the occurrence of any event giving rise to a warranty claim.

                  (b) Warranty claims shall be submitted in accordance with
         paragraph (d) below, and shall include, as a required minimum, the following documents:

                           (i) Applicable failure report;

                           (ii) List of equipment and materials purchased or
         used in accomplishing the repair, schedule of operations and subcontractors hours applicable to each claim, and a copy of any internal work orders or purchase orders prepared in connection with each such claim;

                           (iii) Owner's maintenance and repair records with
         respect to the equipment for which the claim is being made;

                                    Owner shall include with such maintenance
         and repair records the manufacturer/vendor part number and serial number and the identification by part number and serial number of the next major assembly (such as, but not limited to, turbine, generator, electrical cabinet); and

                                       (G-1)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                           (iv) copies of invoices  received or  prepared  for
         costs and  expenses claimed.

                           The documentation to be provided pursuant to
         paragraphs (b)(ii) and (b)(iii) above, shall be in a as specified in the O&M Manual.

                  (c) All warranty claims pertaining to failure of the equipment for which Owner has independently undertaken corrective action during any calendar month shall be submitted to Contractor on or before the last day of the following calendar month. Work performed by Owner under a Warranty claim shall be billed on a time and material basis as further defined below:

                  (d) "Time and Material" in connection with a warranty claim is defined as follows:

                           (i) With respect to "Time", the product of one
         hundred fifteen percent (115%) of the normal hourly wage (including fringe benefits, insurance and taxes) Owner pays with respect to its particular employee (not including overhead) multiplied by the number of hours each employee performed the particular Work.

                           (ii) With respect to "Material", one hundred ten
         percent (110%) of the actual purchase price paid by Owner or an affiliate to a third party for the materials incorporated or consumed in connection with the Work; and

                           (iii) With respect to Work performed by a
         subcontractor, one hundred ten percent (110%) of the actual amount paid by Owner to the subcontractor for such Work.

                  (e) Accounting settlement between Owner and Contractor due to warranty claims shall occur on a quarterly basis.

                                       (G-2)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                  (f) Owner shall maintain adequate records to support all
         warranty claims and allow a Contractor to audit warranty claims upon no less than ten (10) days period notice, within a period of 2 (two) years from the date of payment.

                  (g) All claims paid and/or claimed by Owner shall specify
         whether or not New Zealand GST is included in the claim and has been paid by Owner, and any such amount of GST shall be deducted from the claim.

                                       (G-3)                     August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                    EXHIBIT H

                                PROJECT SCHEDULE

                      Mokai Extension Project - Gant Chart

---------------------------------------------------------------------------
ID   Task Name                                 2002       2003       2004
---------------------------------------------------------------------------
1    Notice to proceed
---------------------------------------------------------------------------
2    Conceptual Design
---------------------------------------------------------------------------
3    Detailed Design
---------------------------------------------------------------------------
4    Procurement & Manufacturing Long Lead
     Items
---------------------------------------------------------------------------
5    Manufacturing of OEC Units
---------------------------------------------------------------------------
6    Right of Way (by Owner)
---------------------------------------------------------------------------
7    Permits (by Owner)
---------------------------------------------------------------------------
8    Transportation of Major Equipment
---------------------------------------------------------------------------
9    Mobilization
---------------------------------------------------------------------------
10   Civil Works
---------------------------------------------------------------------------
11   Mechanical Construction
---------------------------------------------------------------------------
12   Electrical Construction
---------------------------------------------------------------------------
13   T-Line Modification & Substations
     Construction
---------------------------------------------------------------------------
14   Wellhead Availability (by Owner)
---------------------------------------------------------------------------
15   Geothermal Fluid Available (by Owner)
---------------------------------------------------------------------------
16   Grid Available (by Owner)
---------------------------------------------------------------------------
17   Start-up and Commissioning
---------------------------------------------------------------------------
18   Substational Completion
---------------------------------------------------------------------------
19   Final Acceptance Tests
---------------------------------------------------------------------------
20   Final Acceptance
---------------------------------------------------------------------------

                                            EPC Contract - Mokai II, New Zealand

                                    EXHIBIT I

                        APPROVED MAJOR SUBCONTRACTOR LIST

---------------------------------------------------------- ----------------------------------------------

                          ITEM                                                VENDOR
---------------------------------------------------------- ----------------------------------------------

Pumps                                                      FLOWAY, GOULD,  INGERSOLL DRESSER, ITT -
                                                           ALLIS CHALMERS
---------------------------------------------------------- ----------------------------------------------

Valves                                                     NELES - JAMESBURY, FISHER, DE-ZURICK,
                                                           HABONIM, HAMLET, MASONEILAN
---------------------------------------------------------- ----------------------------------------------

Instrumentation                                            MAGNETROL, ROSEMOUNT, SIEMENS, U.E, FISHER,
                                                           C.C.S. METRIX, V-TECH.
---------------------------------------------------------- ----------------------------------------------

Pressure Transmitter                                       ROSEMOUNT, FUJI, SIEMENS
---------------------------------------------------------- ----------------------------------------------

H.V.Circuit Breaker                                        WESTINGHOUSE,
                                                           POWERCOM, TERASAKI,
                                                           ABB, GE, LOGSRUP, GEC
                                                           ALSTHOM, SIEMENS
---------------------------------------------------------- ----------------------------------------------

Pressure Gauges                                            WIKA, ASHCROFT
---------------------------------------------------------- ----------------------------------------------

L V Motor Control Center                                   G.E., ALLEN BRADLEY, ABB, MERLIN GERIN,
                                                           SIEMENS
---------------------------------------------------------- ----------------------------------------------

Electric Motors                                            USPHIZ, G.E., US MOTORS, BROOK
---------------------------------------------------------- ----------------------------------------------

Diaphragm Pump                                             WILDED, ARO
---------------------------------------------------------- ----------------------------------------------

Gas Detectors                                              SENCIDYNE
---------------------------------------------------------- ----------------------------------------------

Variable speed drives                                      PDL, ABB, VECTRON, SIEMENS
---------------------------------------------------------- ----------------------------------------------

Soft Starters                                              PDL, AUCOM, ALLEN BRADLEY
---------------------------------------------------------- ----------------------------------------------

Protection Relays                                          BASLER, G.E., GEC ALSTHOM, SEL, SIEMENS
---------------------------------------------------------- ----------------------------------------------

---------------------------------------------------------- ----------------------------------------------

                        ACTIVITY                                           SUBCONTRACTOR
---------------------------------------------------------- ----------------------------------------------

Electrical                                                 ANDREW & ANDREW, PNZ, GEC ALSTHOM, GOODER
                                                           ELECTRICAL, DOWNER, TEAM POWER, United
                                                           Networks
---------------------------------------------------------- ----------------------------------------------

Mechanical                                                 DOWNER, FORMAN INSULATION, HGM FITZROY ENG.,
                                                           ROBERT STONE, Century Drilling
---------------------------------------------------------- ----------------------------------------------

Civil                                                      FIRTH, FULTON HOGAN, R & B, WORKS, HGM,
                                                           Brine Perry, Holman
---------------------------------------------------------- ----------------------------------------------

                                            EPC Contract - Mokai II, New Zealand

                                  EXHIBIT J - l

                            FORM OF PERFORMANCE BOND

To:
    -------------------
    New Zealand

From:
      -------------------

Date:
      -------------------

At the request and for the account of ORMAT Pacific Inc. ("OPI") we hereby issue our irrevocable standby Letter of Credit No. [_____________] (this "Letter of
Credit" or "L/C") in favor of Tuaropaki Power Company Limited (hereinafter the
"Beneficiary") for the initial amount up to and including
[NZD___________________] (first NZD milestone value New Zealand Dollars) subject to the increment and reduction as herein provided.

This L/C is available with us by payment 15 (fifteen) days after presentation to us at our counters situated at [__________________] of the following document:

1.1 A certificate addressed to us purportedly signed by an authorized officer of the Beneficiary certifying as follows:

(a)  The amount of payment drawn under this irrevocable standby L/C,

(b)  (1) That ORMAT Industries Ltd. ("ORMAT") has failed to meet all or part of its obligations stipulated in the Supply Contract dated
     [_______________________] between ORMAT and the Beneficiary, as amended from time to time (the "Supply Contract") within the Supply Contract time, including extension, if any, and after due notice in accordance with the
     Supply Contract, ORMAT refuses or neglects to correct the aforesaid event in accordance with the Supply Contract,

     and/or

     (2) That OPI had failed to meet all or part of its obligations stipulated in the Engineering, Procurement and Construction Contract dated
     [________________] between OPI and the Beneficiary, as amended from time to time ("the EPC Contract") within the EPC Contract time, included extensions, if any, and after due notice in accordance with the EPC
     Contract, OPI refuses or neglects to correct the aforesaid event in accordance with the EPC Contract,

(c)  That the payment thus drawn (i) does not exceed that portion of the
     Milestone Payment(s) in New Zealand Dollars previously made by the
     Beneficiary to OPI pursuant to the Milestone Payment Schedule of the

                                        1                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

     EPC Contract and (ii) has not been deducted from any payment or money due to ORMAT and/or OPI prior to said demand,

     and

(d)  That ORMAT's and/or OPI's failure did not occur due to the Beneficiary's failure to fulfill its obligations within the Supply Contract or the EPC
     Contract or any event of Force Majeure, as defined in the Supply Contract and/or the EPC Contract.

SPECIAL CONDITIONS

1.   This Letter of Credit shall enter into force and become effective for the initial amount of [NZD first NZD milestone value (_____________________ New
     Zealand Dollars) immediately and automatically, upon the remittance by the
     Beneficiary through your goodselves of the amount of [NZD first NZD milestone value] (___________________ New Zealand Dollars) for the credit of OPI's account with [ OPI's bank details ] as first Milestone Payment in connection with the EPC Contract.

2.   The amount of this L/C will be increased from time to time by an amount/s equal to additional payments in New Zealand Dollars which will be made by the Beneficiary and remitted to OPI's account with us up to the maximum amount not exceeding altogether [NZD___________________ 30% of EPC contract
     NZD portion (____________________________________________ New Zealand
     Dollars) as Milestone Payments in connection with the EPC Contract.

3.   It is a condition that any transfer of funds made in conformity with
     Special Conditions Nos. 1 and 2 hereinabove, has to be remitted to the credit of OPI's account with [ OPI's bank details ] and requesting [ OPI's bank ] to advise us of the remittance, specifying our Ref. [ L/C number ]
     and the particulars of the remittance as follows: "This payment of NZD
     _________ for the account of OPI (Account No. _________________) represents
     Milestone Payment No(s). ____________ pursuant to the EPC Contract."

4.   Drawings made under this Letter of Credit are to be made and received by us no earlier than the opening of business at our office, [ Address ] on the date of remittance under special Condition No. 1 above and no later that the expiry date of this Letter of Credit as stated under Special Condition
     No. 8,

5.   The amount available for drawing under this Letter of Credit shall be reduced to nil immediately and automatically upon presentation to us by OPI of the following documents:

                                        2                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

     5.1  Copy of OPI's invoice issued to the Beneficiary of this L/C covering
          Milestone Payment of Final Acceptance as per the EPC Contract.

     5.2  (a) Copy of OPI's statement ("OPI Statement") purportedly countersigned by the Beneficiary's representative ("Final Acceptance
          Statement") stating that Final Acceptance has occurred or is deemed to have occurred.

          or

          (b) Copy of OPI's statement stating that Beneficiary failed to countersign the Final Acceptance Statement within 7 (seven) days of its receipt and has not given written notice within such period of missing items necessary to achieve the respective Progress Payment accompanied by documentary proof of receipt of Final Acceptance
          Statement by the Beneficiary.

6.   Partial drawings under this L/C are permitted.

7.   This Letter of Credit is not transferable in whole or in part.

8.   Unless the amount of this Letter of Credit has been previously reduced to nil in accordance with its Terms and Conditions, this L/C will expire at our counters on [Scheduled Final Acceptance Date]

Except as otherwise expressly stated herein, this Letter of Credit shall be governed by the provisions of the uniform customs and practices for documentary credits (1993 Revision) International Chamber of Commerce, Publication No. 500.

This Letter of Credit sets forth in full our undertaking and our undertaking hereunder shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein except for the certificates referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement.

Instructions for advising Bank: Please advise Beneficiary without adding your confirmation.

All drawing documents pertaining to this L/C are to be presented exclusively through your good selves and to be forwarded to us be courier at [ address ]

Regards

----------------------------

                                        3                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                  EXHIBIT J - 2

                            FORM OF PERFORMANCE BOND

To:
    -----------------
New Zealand

From:
      ---------------

Date:
      -----------

At the request and for the account of ORMAT Pacific Inc. ("OPI") we hereby issue our irrevocable standby Letter of Credit No [ ___________ ] (this "Letter of
Credit" or "L/C") in favor of Tuaropaki Power Company Limited (hereinafter the
"Beneficiary") for the initial amount up to and including [USD value of first
USD milestone in the Supply Contract (____________________ United States
Dollars) subject to the increment and reduction as herein provided.

This L/C is available with us by payment 15 (fifteen) days after presentation to us at our counters situated at [ address ] of the following documents:

1.1 A certificate addressed to us purportedly signed by an authorized officer of the Beneficiary certifying as follows:

(a)  The amount of payment drawn under this irrevocable standby L/C

(b)  (i) That ORMAT Industries Ltd. ("ORMAT") had failed to meet all or part of its obligations stipulated in the Supply Contract dated [ _______________ ]
     between ORMAT and the Beneficiary, as amended from time to time (the
     "Supply Contract") within the Contract time, including extension, if any, and after due notice in accordance with the Supply Contract, ORMAT refused or neglected to correct the aforesaid event in accordance with the Supply
     Contract

     and/or

     (ii) That OPI had failed to meet all or part of its obligations stipulated in the Engineering, Procurement and Construction Contract dated
     [ ____________ ] between OPI and the Beneficiary, as amended from time to time ("the EPC Contract") within the EPC Contract time, including extensions, if any, and after due notice in accordance with the EPC
     Contract, OPI refused or neglected to correct the aforesaid event in accordance with the EPC Contract

(c)  That the payment thus drawn (i) does not exceed the sum of the payment(s)
     in U.S. Dollars previously made by the Beneficiary to ORMAT and/or OPI pursuant to the Milestone Payment Schedule of

                                        1                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

     the Supply Contract and/or the EPC Contract and (ii) has not been deducted from any payment or money due to ORMAT or OPI

     and

(d)  That ORMAT's and/or OPI's failure did not occur due to the Beneficiary's failure to fulfill its obligations within the Supply Contract or the EPC
     Contract or any event of Force Majeure, as defined in the Supply Contract and/or the EPC Contract.

SPECIAL CONDITIONS

1.   This Letter of Credit shall enter into force and become effective for the initial amount of [USD_______________ (___________________ United States
     Dollars)] immediately and automatically, upon the remittance by the
     Beneficiary of the amount of [USD_____________ (_______________________
     United States Dollars)] for the credit of ORMAT's account with us as first
     Milestone Payment in connection with the Supply Contract, as stated under
     Special Conditions No. 5.

2.   The amount of this L/C will be increased from time to time by an amount equal to additional payments in U.S. Dollars made by the Beneficiary and received by us in favor of ORMAT's account and/or OPI's account with us up to the maximum amount not exceeding altogether [USD _________________
     (______________________ United States Dollars)] [Total aggregate Value of
     Supply Contract milestones(# 1-19) + (30% of EPC_USD)] as Milestone
     Payments in connection with Milestones #1-19 of the Supply Contract and/or with connection to Milestones #1- 20 of the EPC Contract.

3.   The amount available for drawing under this standby Letter of Credit will be reduced from time to time immediately and automatically as follows:

     (a)  By an amount equal to the amount stated in a reduction request to be presented to us by ORMAT in writing together with copies of the following documents:

          (1) Copies of ORMAT's invoice(s) issued to Beneficiary covering delivery of Equipment supplied by ORMAT under the Contract; and

          (2) Copies of the Bills(s) of Lading covering shipment of the equipment referred to in the invoice(s) mentioned above issued, to the
          Beneficiary.

Each such reduction will be in the amount deriving from our calculation which shall be made as per the following formula:

                                        2                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

         LCA
     R = --- x IA
         SCP

     The letters in the above-mentioned formula shall have the following meaning:

     R    = the amount by which the amount available for drawing under the
          Letter of Credit will be reduced; and

     LCA  = the amount available for drawing under the Letter of Credit prior to receipt of such reduction request less (USD_______________________
          (______________ United States Dollars) [30% of the aggregate Supply
          Contract Price and the EPC Contract Price]; and

     SCP  = the difference between the amount of USD________ (__________________
          United States Dollars) [the amount of the Supply Contract Price] and the total amount of all invoices previously presented to us in support of previous reduction requests and resulted in reduction of the amount available for drawing under this Letter of Credit, if any; and

     IA   = the total amount of the Invoices supporting such reduction request.

(b)  To nil immediately and automatically upon presentation to us by OPI of the following documents:

     (1)  Copy of (i) OPI's invoice issued to Beneficiary covering the Milestone
          Payment of Final Acceptance as per the EPC Contract and

     (2)  (i) Copy of OPI's statement ("OPI Statement") purportedly countersigned by the Beneficiary's representative ("Final Acceptance
          Statement") stating that Final Acceptance has occurred or is deemed to have occurred.

          Or

          (ii) Copy of OPI's statement stating that Beneficiary failed to countersign the Final Acceptance Statement within 7 (seven) days of its receipt and has not given written notice within such period of missing items necessary to achieve the respective

                                        3                        August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

          Progress Payments accompanied by documentary proof of receipt of Final
          Acceptance Statement by the Beneficiary,

     Any reduction as aforesaid will be simultaneously advised to you under tested telex/authenticated swift for transmission by you to the
     Beneficiary.

4.   It is a condition that any reduction as stated in special condition No.
     3(a) above will not be effected if the amount available for drawing under this Standby Letter of credit is less than the amount of USD
     _____________________ (________United States Dollars)[30% of the aggregate
     Supply Contract Price and the EPC Contract Price]

5.   It is a condition that any transfer of funds made in conformity with special conditions Nos. 1 and 2 hereinabove, has to be remitted to the credit of ORMAT's account and/or OPI's account with via authenticated Swift advice to us specifying our Ref. and the particulars of the remittance as follows:

     "This payment of USD ____________ (_____________United States Dollars) for
     the account of ORMAT/OPI (Account No._______________________) represents
     Milestone Payment No.___________________ pursuant of the Supply Contract and/or the EPC Contract."

6.   Drawings under this Letter of Credit, are to be made and received by us no earlier than the opening of business at our office on the date of remittance under Special Condition No. 1 above and no later that the expiry date of this Letter of Credit as stated under Special Condition No. 9.

7.   Partial drawings under this L/C are permitted.

8.   This Letter of Credit is not transferable in whole or in part.

9.   Unless the amount of this Letter of Credit has been previously reduced to nil in accordance with its Terms and Conditions, this L/C will expire at our counters on______________________________[Scheduled Final Acceptance
     Date].

Except as otherwise expressly stated herein, this Letter of Credit shall be governed by the provisions of the uniform customs and practices for documentary credits (1993 Revision) International Chamber of Commerce, Publication No. 500.

This Letter of Credit sets forth in full our undertaking and our undertaking hereunder shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein except for the certificates referred to herein, and any such reference shall not be

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                                            EPC Contract - Mokai II, New Zealand

deemed to incorporate herein by reference any document, instrument or agreement.

Instructions for advising Bank: Please advise Beneficiary without adding your confirmation.

All drawing documents pertaining to this L/C are to be presented exclusively through your good selves and to be forwarded to us be courier at [Address].

Best regards

------------------------------

                                       5                         August 14, 2002

                                            EPC Contract - Mokai II, New Zealand

                                   EXHIBIT K

                 FORM OF CONTINUITY GUARANTEE FOR SUBCONTRACTORS

     The Subcontractor hereby covenants that in the event of the employment of the Contractor being determined under the Construction Contract, the
Subcontractor will, if required by the Principal, complete his portion of the
Contract Works under the same conditions and for the same consideration as originally agreed between the Contractor and the Subcontractor.